UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-7614
                                                     ---------------------

                  Nuveen Georgia Premium Income Municipal Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: May 31
                                           ------------------

                  Date of reporting period: May 31, 2008
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT
 May 31, 2008

                Nuveen Investments
                MUNICIPAL CLOSED-END FUNDS

Photo of: Small child

                                                         NUVEEN GEORGIA
                                                         PREMIUM INCOME
                                                         MUNICIPAL FUND
                                                         NPG

                                                         NUVEEN GEORGIA
                                                         DIVIDEND ADVANTAGE
                                                         MUNICIPAL FUND
                                                         NZX

                                                         NUVEEN GEORGIA
                                                         DIVIDEND ADVANTAGE
                                                         MUNICIPAL FUND 2
                                                         NKG

                                                         NUVEEN NORTH
                                                         CAROLINA PREMIUM
                                                         INCOME
                                                         MUNICIPAL FUND
                                                         NNC

                                                         NUVEEN NORTH
                                                         CAROLINA DIVIDEND
                                                         ADVANTAGE
                                                         MUNICIPAL FUND
                                                         NRB

                                                         NUVEEN NORTH
                                                         CAROLINA DIVIDEND
                                                         ADVANTAGE
                                                         MUNICIPAL FUND 2
                                                         NNO

                                                         NUVEEN NORTH
                                                         CAROLINA DIVIDEND
                                                         ADVANTAGE
                                                         MUNICIPAL FUND 3
                                                         NII

IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)

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

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

Chairman's
LETTER TO SHAREHOLDERS


Photo of: Robert P. Bremner


Robert P. Bremner  |  Chairman of the Board


I'd like to use my initial letter to you to accomplish several things. First, I want to report that after fourteen years of service on your Fund's Board, including the last twelve as chairman, Tim Schwertfeger retired from the Board in June. The Board has elected me to replace him as the chairman, the first time this role has been filled by someone who is not an employee of Nuveen Investments. Electing an independent chairman marks a significant milestone in the management of your Fund, and it aligns us with what is now considered a "best practice" in the fund industry. Further, it demonstrates the independence with which your Board has always acted on your behalf.

Following Tim will not be easy. During my eleven previous years on the Nuveen Fund Board, I found that Tim always set a very high standard by combining insightful industry and market knowledge and sound, clear judgment. While the Board will miss his wise counsel, I am certain we will retain the primary commitment Tim shared with all of us - an unceasing dedication to creating and retaining value for Nuveen Fund shareholders. This focus on value over time is a touchstone that I and all the other Board members will continue to use when making decisions on your behalf.

Second, I also want to report that we are very fortunate to be welcoming two new Board members to our team. John Amboian, the current chairman and CEO of Nuveen Investments, has agreed to replace Tim as Nuveen's representative on the Board. John's presence will allow the independent Board members to benefit not only from his leadership role at Nuveen but also his broad understanding of the fund industry and Nuveen's role within it. We also are adding Terry Toth as an independent director. A former CEO of the Northern Trust Company's asset management group, Terry will bring extensive experience in the fund industry to our deliberations.

Third, on behalf of the entire Board, I would like to acknowledge the effort the whole Nuveen organization is making to resolve the auction rate preferred share situation in a satisfactory manner. As you know, we are actively pursuing a number of possible solutions, all with the goal of providing liquidity for preferred shareholders while preserving the potential benefits of leverage for common shareholders. We appreciate the patience you have shown as we've worked through the many details involved.

Finally, I urge you to take the time to review the Portfolio Manager's Comments, the Common Share Dividend and Share Price Information, and the Performance Overview sections of this report. All of us are grateful that you have chosen Nuveen Investments as a partner as you pursue your financial goals, and, on behalf of myself and the other members of your Fund's Board, let me say we look forward to continuing to earn your trust in the months and years ahead.


Sincerely,

/s/ Robert P. Bremner

Robert P. Bremner
Chairman of the Board
July 15, 2008

Portfolio Manager's COMMENTS


Nuveen Investments Municipal Closed-End Funds  |  NPG, NZX, NKG, NNC
                                                  NRB, NNO, NII


Portfolio manager Daniel Close reviews economic and municipal market conditions at both the national and state levels, key investment strategies, and the annual performance of the Nuveen Georgia and North Carolina Funds. Dan, who joined Nuveen in 2000, assumed portfolio management responsibility for these seven Funds in March 2007.

WHAT FACTORS AFFECTED THE U.S. ECONOMIC AND MUNICIPAL MARKET ENVIRONMENTS DURING THE TWELVE-MONTH REPORTING PERIOD ENDED MAY 31, 2008?

During this period, developments in the credit markets led to increased price volatility and tightening liquidity, causing a flight to quality. These developments, which began to take shape last summer, became particularly evident in August 2007 when market concerns about defaults on sub-prime mortgages resulted in a liquidity crisis across all fixed income asset classes. In September 2007, the Federal Reserve (Fed) responded to credit market volatility by launching a series of interest rate cuts that lowered the fed funds rate by 325 basis points--from 5.25% to 2.00%--in eight months, including reductions of 125 basis points in January 2008 alone.

The Fed's actions also were a response to increased signs of weakness in the U.S. economy, as evidenced by the slowing growth of the U.S. gross domestic product (GDP), a closely watched measure of economic performance. While GDP expanded at 3.8% in the second quarter of 2007 and 4.9% in the third quarter, this measure dropped sharply to 0.6% in the fourth quarter of 2007 (all GDP numbers annualized). In the first quarter of 2008, GDP grew at an annual rate of 1.0%, restrained by a 25% decline in residential investment and the weakest consumer spending since 2001. Driven largely by increased energy and food prices, the Consumer Price Index (CPI) registered a 4.2% year-over-year gain as of May 2008. The core CPI (which excludes food and energy prices) rose 2.3% between June 2007 and May 2008, remaining above the Fed's unofficial target of 2.0% or lower. In the labor markets, January 2008 marked the first decline in new jobs creation since 2003, breaking the longest string of employment growth (fifty-two months) in U.S. history. The national unemployment rate for May 2008 was 5.5%, its highest level since October 2004, compared with 4.5% in May 2007. The 0.5% increase in this rate between April and May 2008 represented the biggest one-month jump in more than twenty-two years.



Discussions of specific investments are for illustrative purposes only and are not intended as recommendations of individual investments. The views expressed in this commentary represent those of the portfolio manager as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

In the municipal bond market, factors related to the sub-prime mortgage crisis had an indirect, but important, influence on performance. General concerns about the credit markets as well as more specific concerns about municipal bond insurers with exposure to sub-prime mortgages caused some investors to curtail purchases. As a result, in February 2008, hedge funds and other non-traditional buyers of municipal bonds were forced to sell holdings of long-maturity bonds into a market already experiencing a lack of liquidity. Combined with the Fed rate cuts, this selling produced a sharp steepening of the municipal yield curve, as longer-term interest rates rose and short-term interest rates declined. In this environment, bonds with shorter maturities generally outperformed longer maturity bonds and higher quality bonds tended to outperform lower quality issues.

Also of note in the municipal market, the U.S. Supreme Court in May 2008 ruled that individual states could continue to offer their residents special tax treatment on municipal bonds issued within their borders. The high court's decision in Department of Revenue of the Commonwealth of Kentucky vs. Davis preserved tax rules in forty-two states, allowing them to continue to exempt from taxation the income their residents earn on in-state municipal bonds while taxing the income earned on municipal bonds issued in other states.

Over the twelve months ended May 2008, municipal bond issuance nationwide totaled $467.0 billion, an increase of 2% from the previous twelve months. As of May 31, 2008, insured bonds comprised 25% of new supply, compared with the recent historical figure of approximately 50%. Despite disruptions in the markets, new municipal issuance continued to be met with solid demand by institutional and retail investors as well as non-traditional buyers returning to the market in the last few months.

HOW WERE ECONOMIC AND MARKET CONDITIONS IN GEORGIA AND NORTH CAROLINA DURING THIS PERIOD?

As measured by state GDP, Georgia's 2007 economic growth rate of 2.8% ranked 11th in the nation, well ahead of the 2.0% national average. Despite declines in construction and manufacturing, especially among the state's automakers, expansion continued to be supported by the transportation, professional and business services, education and health, and leisure and hospitality sectors. International ties were expected to provide additional growth, with several Asian manufacturers committing to site development within Georgia. Further globalization of the state's economy was evident in port activity, as Savannah ranked as the nation's fourth busiest container terminal in 2007. However, the weak housing market continued to create uncertainty, with housing starts in Georgia declining 24% in 2007. This situation was ameliorated to some degree by the fact that inflation in Georgia's real estate market had not reached the levels seen elsewhere. According to the Standard & Poor's/Case-Shiller home price index of twenty major metropolitan areas, housing prices in Atlanta fell 7.5% between April 2007 and April 2008. This compared with an average decline of 15.3% nationwide, the steepest drop since the index was established in 2001. Another area of concern was the state's job market, as unemployment in Georgia rose to 5.8% in May 2008 from 4.4% in May 2007, putting the jobless rate in the state at its highest level since 1993. As of May 2008, Georgia's general obligation debt continued to be rated Aaa/AAA by Moody's and Standard & Poor's (S&P). Both rating agencies listed their outlooks for the state as stable, reflecting the state's conservative fiscal management. For the twelve months ended May 31, 2008, municipal issuance in Georgia totaled $10.8 billion, up 14% over the previous twelve months. According to Moody's, Georgia's debt levels remained moderate in relation to the state's economic base, although both debt per capita and debt as a percentage of personal income ranked higher than national medians.

North Carolina's economy continued to be driven by the government (including military) and manufacturing sectors. In 2007, the state ranked 19th in the nation in terms of state GDP, as its economy expanded at a rate of 2.2%. With its once prominent textile and furniture sectors still in decline, North Carolina continued to transition from old-line manufacturing industries to services and technology. Despite this, manufacturing accounted for 14% of the state's employment, compared with the U.S. average of 10%. Increasingly, however, the list of major employers in North Carolina included private-sector service jobs among retailers, financial services providers, higher education and health care. In May 2008, the unemployment rate in North Carolina was 5.8%, up from 4.8% in May 2007, its highest level in more than four years. Although the housing market in North Carolina was slower to show the effects of the national decline, housing prices in Charlotte recorded their first drop in the history of the S&P/Case-Shiller home price index, albeit a decrease of only 0.1%, for the twelve months ended April 2008. In November 2007, Moody's confirmed its credit rating on North Carolina general obligation debt at Aaa, while S&P confirmed its AAA rating in September 2007. Both agencies maintained stable outlooks for the state. During the twelve months ended May 31, 2008, $8.3 billion of municipal debt was issued in North Carolina, a decrease of 9% from the previous twelve months. Despite ranking 16th among the 50 states in terms of net tax-supported debt, North Carolina's debt levels remained moderate, with debt per capita and debt as a percentage of personal income virtually matching Moody's national medians.

WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THIS REPORTING
PERIOD?

During this twelve-month period, as the municipal market was characterized by volatility and a steepening yield curve, we sought to capitalize on the turbulent environment by continuing to focus on relative value, using a fundamental approach to find undervalued sectors and individual credits with the potential to perform well over the long term.

In the Georgia Funds, we focused on high-quality general obligation bonds issued by the state and counties and essential services revenue bonds, especially higher-quality water and sewer credits. The North Carolina Funds also added water and sewer bonds as well as several tax appropriation certificates of participation.

In addition, all of the Funds added health care bonds, and the Georgia Funds also purchased higher education bonds, tax increment financing district issues and solid waste revenue credits. Each of the Georgia and North Carolina Funds also added exposure to the short end of the yield curve by purchasing small positions in auction rate bonds. Because of their extremely short durations, auction rate securities traditionally have been far more popular with money market fund managers than municipal bond fund managers. But demand for these issues evaporated when the credit markets became relatively illiquid, and their yields rose to unprecedented levels. We saw an opportunity to buy these bonds at attractive prices relative to their income.

To generate cash for purchases, we selectively sold some holdings with shorter durations,(1) including shorter-dated pre-refunded(2) bonds. Selling shorter duration bonds and reinvesting further out on the yield curve also helped to improve the Funds' overall call protection profiles. We also took advantage of strong bids to sell bonds that were attractive to the retail market. In the North Carolina Funds, many of these retail sales involved health care bonds. In addition, some of our new purchases were funded with the proceeds from bond calls. These holdings were sold early in the reporting period.



(1) Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

(2) Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

As part of our disciplined approach to duration management, we used inverse floating rate securities,(3) a type of derivative financial instrument, in all four of the North Carolina Funds throughout the reporting period. In addition, each of the three Georgia Funds added new inverse floating rate securities during the latter part of this period. Inverse floaters typically provide the dual benefit of bringing the Funds' durations closer to our strategic target and enhancing their income-generation capabilities. NZX used forward interest rate swaps and NNC and NNO added Treasury futures contracts to lengthen fund duration. The goal of this strategy was to help us manage the common share net asset value (NAV) volatility of these Funds without having a negative impact on their income streams or common share dividends over the short term. As of May 31, 2008, these derivative instruments remained in place for NZX.

HOW DID THE FUNDS PERFORM?

Individual results for these Nuveen Georgia and North Carolina Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Total Returns on Common Share Net Asset Value*
For periods ended 5/31/08

                                          1-Year       5-Year       10-Year
Georgia Funds
NPG                                        2.06%        3.86%        5.45%
NZX                                        3.33%        3.97%        N/A
NKG                                        0.89%        3.53%        N/A

North Carolina Funds
NNC                                        1.76%        3.45%        5.36%
NRB                                        3.26%        4.04%        N/A
NNO                                        2.83%        3.66%        N/A
NII                                        2.90%        3.98%        N/A

Lipper Other States
Municipal Debt Funds
Average(4)                                 0.84%        3.75%        5.25%

Lehman Brothers
Municipal Bond Index(5)                    3.87%        3.67%        5.06%


*    Annualized.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

(3) An inverse floating rate security is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during this reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in This Report sections of this report.

(4) The Lipper Other States Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 1 year, 46; 5 years, 46; and 10 years, 18. Fund and Lipper returns assume reinvestment of dividends.

(5) The Lehman Brothers Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

For the twelve months ended May 31, 2008, the total returns on common share NAV for the Georgia and North Carolina Funds underperformed the return on the national Lehman Brothers Municipal Bond Index. At the same time, all seven of the Funds in this report exceeded the average return for the Lipper Other States peer group.

One of the factors impacting the performance of these Funds in relation to that of the unleveraged Lehman Brothers Municipal Bond Index was the use of financial leverage. While leverage provides opportunities for additional income and total returns for common shareholders, the benefits of leveraging are impacted by the general price movements of the bonds in each Fund's portfolio. During this period, as the yields on longer-term bonds rose and their prices correspondingly fell, declining valuations had a negative effect on performance that was magnified by the use of leverage. In addition, the Funds' borrowing costs remained relatively high, negatively impacting their total returns.

Other key factors that influenced the Funds' returns included yield curve and duration positioning, the use of derivatives, credit exposure and sector allocation and holdings of bonds backed by lower-rated municipal bond insurers.

Bonds in the Lehman Brothers Municipal Bond Index with maturities of less than eight years, especially those maturing in approximately four to six years, benefited the most from changes in the interest rate environment. As a result, these bonds generally outperformed credits with longer maturities. Bonds having the longest maturities (twenty-two years and longer) posted the worst returns. Overall, the duration positioning for most of these Funds was a net positive for performance during this period. Although the Funds were underexposed to the outperforming shorter maturity categories, this was generally offset by their heavier allocations to the intermediate part of the yield curve, which performed relatively well, and lower weightings in the underperforming long part of the curve. In NKG, the story was generally the same, except this Fund's weighting in intermediate maturity bonds was more in line with that of the overall municipal market, which diminished the positive impact of this exposure.

As mentioned earlier, NPG, NZX, NNC and NNO used derivative financial instruments during this period to synthetically extend their durations and move them closer to our strategic duration target. Despite the fact that longer duration municipal bonds generally underperformed those with shorter durations, the use of these derivatives had a positive impact on NZX's return performance. This was due to the fact that the derivatives provided exposure to taxable markets during a period when, in contrast to historical trends, the taxable markets and the municipal market moved in the opposite directions. As municipal market performance lagged the gains in the taxable markets, these derivatives performed very well. In NPG, NNC and NNO, the derivatives were not in place long enough to have a significant impact on their returns over this period.

The inverse floaters used by the North Carolina Funds throughout the period generally had a negative impact on their performance. This resulted from the fact that the inverse floaters effectively increased these Funds' exposure to longer maturity bonds during a period when shorter maturities were in favor in the market. All of the inverse floaters benefited these Funds by helping to support their income streams.

Bonds rated BBB or below generally posted poor returns. The underperformance of the lower credit quality sectors was largely the result of risk-averse investors' flight to quality as disruptions in the financial and housing markets deepened. As of May 31, 2008, NPG, NZX and NKG had allocated approximately 10% of their portfolios to bonds rated BBB and lower and non-rated credits. Among the North Carolina Funds, exposures to these lower credit quality categories ranged from 6% in NNC, 7% in NNO, and 8% in NII to 10% in NRB.

In general, bonds that carried any credit risk, regardless of sector, tended to perform poorly. Revenue bonds as a whole, and especially the industrial development and health care (including hospitals and long-term care) sectors that had ranked among the top performers in the Lehman Brothers Municipal Bond Index over the past few years, underperformed the general municipal market. The housing sector also performed poorly, as did lower-rated bonds backed by the 1998 master tobacco settlement agreement, which comprised approximately 2% of the portfolios for NPG, NKG and NII as of May 31, 2008. Among the North Carolina Funds, the performances of NNC, NRB and NNO were negatively impacted by their holdings of non-rated bonds issued by Gaston County for National Gypsum Company, as the price performance of these bonds suffered due to the slowdown in housing and construction.

Sectors of the market that generally contributed positively to the Funds' performances included general obligation bonds, water and sewer, special tax issues and education. Exposure to the utilities sector in NPG and NKG and all four of the North Carolina Funds also was positive for performance, as were the auction rate securities we added to all seven of these Funds. Pre-refunded bonds also performed exceptionally well, due primarily to their shorter effective maturities and higher credit quality. Among these Funds, NZX and NPG held the heaviest weightings of pre-refunded bonds, while NKG and NNC held the smallest positions. Some of the Funds also continued to see positive contributions from advance refunding activity, which benefited them through price appreciation and enhanced credit quality.

Another factor that had an impact on the performance of these Funds was their position in bonds backed by municipal bond insurers that experienced downgrades in their credit ratings. As concern increased about the balance sheets of these insurers, prices on bonds insured by these companies declined, detracting from the Funds' performance. On the whole, the holdings of all of our Funds continued to be well diversified not only between insured and uninsured bonds, but also within the insured bond category.

RECENT DEVELOPMENTS REGARDING BOND INSURANCE COMPANIES

The portfolios of investments reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. During the period covered by this report, each of these insurers experienced one or more rating reductions by at least one or more rating agencies. Subsequent to May 31, 2008, at least one rating agency further reduced their rating and at least one rating agency had withdrawn their rating for AMBAC-insured and MBIA-insured bonds. At the time this report was prepared, at least one rating agency has placed each of these insurers on "negative credit watch", which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers' ratings are reduced by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers. It is important to note that municipal bonds historically have had a very low rate of default.

RECENT DEVELOPMENTS IN THE AUCTION RATE PREFERRED SECURITIES (ARPS) MARKETS

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the preferred shares issued by these Funds than there were offers to buy. This meant that these auctions "failed to clear'' and that many or all auction preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This decline in liquidity in auction preferred shares did not lower the credit quality of these shares, and auction preferred shareholders unable to sell their shares received distributions at the "maximum rate'' applicable to failed auctions as calculated in accordance with the pre-established terms of the auction preferred shares. At the time this report was prepared, the Funds' managers could not predict when future auctions might succeed in attracting sufficient buyers for the shares offered, if ever. The Funds' managers are working diligently to refund the auction preferred shares, and have made progress in these efforts, but at present there is no assurance that these efforts will succeed. These developments generally do not affect the management or investment policies of these Funds. However, one implication of these auction failures for common shareholders is that the Funds' cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future common share earnings may be lower than they otherwise would have been.

On June 11, 2008, Nuveen announced the Fund Board's approval of plans to use tender option bonds (TOBs), also known as floating rate securities, to refinance a portion of the municipal funds' outstanding ARPS, whose auctions have been failing for several months, including an initial phase of approximately $1 billion in forty-one funds. On June 26, 2008, thirteen municipal funds (none of which are included in this shareholder report) issued par redemption notices for a portion of their auction-rate securities aggregating approximately $580 million.

For current, up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at:
http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

Common Share
Dividend and Share Price
                 INFORMATION


As previously noted, all of the Funds in this report use leverage to potentially enhance opportunities for additional income for common shareholders. While this strategy continued to provide incremental income, the extent of this benefit was reduced to some degree by the borrowing costs associated with leverage, which remained relatively high. Some of the Funds' income streams were also impacted as the proceeds from older, higher-yielding bonds that matured or were called were reinvested into bonds currently available in the market, which generally offered lower yields than the maturing or called bonds. These factors resulted in one monthly dividend reduction in NPG, NZX, NRB, and NNO over the twelve-month period ended May 31, 2008. In NKG, while we were able to increase the dividend effective August 2007, the factors mentioned above led to a subsequent dividend cut in March 2008. The common share dividends of NNC and NII remained stable throughout this reporting period.

Due to normal portfolio activity, common shareholders of the following Funds received long-term capital gains distributions at the end of December 2007 as follows:

               Long-Term Capital Gains
                           (per share)

NPG                            $0.0424
NNC                            $0.0358
NRB                            $0.0338
NNO                            $0.0638

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's common share NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's common share NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of May 31, 2008, all of Funds in this report had positive UNII balances for tax purposes and negative UNII balances for financial statement purposes.

As of May 31, 2008, the Funds' common share prices were trading at premiums or discounts to their common share NAVs as shown in the accompanying chart:

                              5/31/08      Twelve-Month Average
                     Premium/Discount          Premium/Discount

NPG                            -7.33%                   - 8.18%
NZX                            -6.91%                   - 4.41%
NKG                            -5.32%                   - 5.43%
NNC                            -4.86%                   - 6.53%
NRB                            +5.23%                   + 0.43%
NNO                            -5.60%                   - 4.94%
NII                            -0.07%                   - 2.44%

NPG
Performance
OVERVIEW

Nuveen Georgia
Premium Income Municipal Fund

                               as of May 31, 2008


Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S. Guaranteed              63%
AA                               12%
A                                15%
BBB                               9%
BB or Lower                       1%

Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Share(3)
Jun                            0.053
Jul                            0.053
Aug                            0.053
Sep                             0.05
Oct                             0.05
Nov                             0.05
Dec                             0.05
Jan                             0.05
Feb                             0.05
Mar                             0.05
Apr                             0.05
May                             0.05

Line Chart:
Share Price Performance -- Weekly Closing Price
6/01/07                       14.03
                              13.9
                              13.55
                              13.69
                              13.58
                              13.5599
                              13.51
                              13.55
                              13.25
                              13.646
                              13.38
                              13.262
                              13.25
                              13.31
                              13.48
                              13.51
                              13.25
                              13.31
                              13.34
                              13.15
                              13.1
                              13.22
                              13.1499
                              12.9
                              12.5001
                              12.61
                              12.75
                              12.9
                              12.8
                              12.75
                              12.8
                              13.32
                              13.45
                              13.12
                              13.38
                              13.48
                              13.56
                              12.87
                              12.78
                              12.35
                              12.69
                              12.55
                              12.41
                              12.7
                              12.78
                              12.88
                              13.09
                              13
                              13
                              12.95
                              12.99
                              13.1
                              13.15
5/31/08                       13.15


FUND SNAPSHOT
------------------------------------
Common Share Price            $13.15
------------------------------------
Common Share
Net Asset Value               $14.19
------------------------------------
Premium/(Discount) to NAV     -7.33%
------------------------------------
Market Yield                   4.56%
------------------------------------
Taxable-Equivalent Yield(2)    6.74%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $54,011
------------------------------------
Average Effective Maturity
on Securities (Years)          16.18
------------------------------------
Leverage-Adjusted Duration      9.51
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/20/93)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -2.17%         2.06%
------------------------------------
5-Year          0.15%         3.86%
------------------------------------
10-Year         4.05%         5.45%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Health Care                   17.4%
------------------------------------
U.S. Guaranteed               14.9%
------------------------------------
Water and Sewer               13.8%
------------------------------------
Tax Obligation/Limited        13.4%
------------------------------------
Tax Obligation/General        12.0%
------------------------------------
Education and Civic
   Organizations              11.9%
------------------------------------
Utilities                      7.4%
------------------------------------
Other                          9.2%
------------------------------------


(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.3%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders a capital gains distribution in December 2007 of $0.0424 per share.

NZX
Performance
OVERVIEW

Nuveen Georgia
Dividend Advantage Municipal Fund
                               as of May 31, 2008

Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S. Guaranteed              65%
AA                               12%
A                                13%
BBB                               6%
BB or Lower                       1%
N/R                               3%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Share
Jun                            0.057
Jul                            0.057
Aug                            0.057
Sep                            0.054
Oct                            0.054
Nov                            0.054
Dec                            0.054
Jan                            0.054
Feb                            0.054
Mar                            0.054
Apr                            0.054
May                            0.054

Line Chart:
Share Price Performance -- Weekly Closing Price
6/01/07                       15.53
                              15.35
                              15
                              14.9
                              14.73
                              14.43
                              14.15
                              14.1
                              14.18
                              14.06
                              14.04
                              13.75
                              14.24
                              14.31
                              14.17
                              14.2
                              13.77
                              14.1
                              13.99
                              13.9
                              14.22
                              14
                              13.81
                              13.43
                              13.22
                              13.3001
                              13.54
                              13.77
                              13.41
                              13.4799
                              13.6
                              14.16
                              14.14
                              13.95
                              13.97
                              14.03
                              14.02
                              13.64
                              13.95
                              13
                              13.25
                              13.22
                              13.13
                              13.31
                              13.61
                              13.31
                              13.39
                              13.47
                              13.427
                              13.58
                              13.55
                              13.52
                              13.47
5/31/08                       13.47


FUND SNAPSHOT
------------------------------------
Common Share Price            $13.47
------------------------------------
Common Share
Net Asset Value               $14.47
------------------------------------
Premium/(Discount) to NAV     -6.91%
------------------------------------
Market Yield                   4.81%
------------------------------------
Taxable-Equivalent Yield(2)    7.10%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $28,498
------------------------------------
Average Effective Maturity
on Securities (Years)          14.03
------------------------------------
Leverage-Adjusted Duration      9.62
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year        -11.73%         3.33%
------------------------------------
5-Year          2.38%         3.97%
------------------------------------
Since
Inception       3.81%         5.80%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed               20.9%
------------------------------------
Health Care                   16.5%
------------------------------------
Education and Civic
   Organizations              15.0%
------------------------------------
Water and Sewer               13.4%
------------------------------------
Housing/Single Family          8.4%
------------------------------------
Tax Obligation/General         8.0%
------------------------------------
Tax Obligation/Limited         5.0%
------------------------------------
Other                         12.8%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.3%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NKG
Performance
OVERVIEW

Nuveen Georgia
Dividend Advantage Municipal Fund 2
                               as of May 31, 2008

Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S. Guaranteed              65%
AA                               11%
A                                14%
BBB                               8%
N/R                               2%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Share
Jun                            0.053
Jul                            0.053
Aug                           0.0545
Sep                           0.0545
Oct                           0.0545
Nov                           0.0545
Dec                           0.0545
Jan                           0.0545
Feb                           0.0545
Mar                           0.0515
Apr                           0.0515
May                           0.0515


Line Chart:
Share Price Performance -- Weekly Closing Price
6/01/07                       14.5
                              14
                              13.64
                              13.6
                              13.79
                              13.6299
                              13.25
                              13.35
                              13.52
                              13.22
                              13.24
                              13.05
                              13.19
                              13.43
                              13.6
                              13.31
                              13.45
                              13.45
                              13.4
                              13.5
                              13.5
                              13.67
                              13.4899
                              13.11
                              13.05
                              12.99
                              13.15
                              13.11
                              12.95
                              12.76
                              12.8
                              13.49
                              14.22
                              13.29
                              13.52
                              13.68
                              13.72
                              13.8
                              13.6
                              13.15
                              13.1
                              13.02
                              13.18
                              12.935
                              13.19
                              13.13
                              13.13
                              13.02
                              12.95
                              13.05
                              13.05
                              13.18
                              13.18
5/31/08                       13.18


FUND SNAPSHOT
------------------------------------
Common Share Price            $13.18
------------------------------------
Common Share
Net Asset Value               $13.92
------------------------------------
Premium/(Discount) to NAV     -5.32%
------------------------------------
Market Yield                   4.69%
------------------------------------
Taxable-Equivalent Yield(2)    6.93%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $63,402
------------------------------------
Average Effective Maturity
on Securities (Years)          16.96
------------------------------------
Leverage-Adjusted Duration      9.43
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -4.64%         0.89%
------------------------------------
5-Year          2.65%         3.53%
------------------------------------
Since
Inception       2.89%         4.55%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Water and Sewer               20.7%
------------------------------------
Health Care                   15.9%
------------------------------------
Tax Obligation/Limited        13.1%
------------------------------------
Tax Obligation/General        13.1%
------------------------------------
U.S. Guaranteed                9.9%
------------------------------------
Education and Civic
   Organizations               9.8%
------------------------------------
Transportation                 4.0%
------------------------------------
Other                         13.5%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.3%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NNC
Performance
OVERVIEW

Nuveen North Carolina Premium Income Municipal Fund
                               as of May 31, 2008

Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S. Guaranteed              46%
AA                               31%
A                                17%
BBB                               5%
N/R                               1%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Share(3)
Jun                            0.049
Jul                            0.049
Aug                            0.049
Sep                            0.049
Oct                            0.049
Nov                            0.049
Dec                            0.049
Jan                            0.049
Feb                            0.049
Mar                            0.049
Apr                            0.049
May                            0.049


Line Chart:
Share Price Performance -- Weekly Closing Price
6/01/07                       14.37
                              14.33
                              14.2301
                              13.95
                              13.92
                              13.83
                              13.65
                              13.47
                              13.26
                              13.3
                              13.07
                              12.82
                              12.9692
                              13.15
                              13.62
                              13.5
                              13.22
                              13.28
                              13.15
                              13.15
                              13.17
                              13.12
                              13.12
                              12.92
                              12.91
                              12.79
                              12.65
                              12.81
                              12.75
                              12.57
                              12.55
                              13.14
                              13.282
                              13.3399
                              13.25
                              13.48
                              13.63
                              12.9
                              12.84
                              12.75
                              12.87
                              12.7499
                              12.79
                              12.9401
                              12.86
                              12.85
                              12.98
                              13.2
                              13.05
                              13.25
                              12.99
                              13.03
                              13.3
5/31/08                       13.3


FUND SNAPSHOT
------------------------------------
Common Share Price            $13.30
------------------------------------
Common Share
Net Asset Value               $13.98
------------------------------------
Premium/(Discount) to NAV     -4.86%
------------------------------------
Market Yield                   4.42%
------------------------------------
Taxable-Equivalent Yield(2)    6.66%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $88,827
------------------------------------
Average Effective Maturity
on Securities (Years)          15.28
------------------------------------
Leverage-Adjusted Duration      8.25
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/20/93)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -2.52%         1.76%
------------------------------------
5-Year          0.36%         3.45%
------------------------------------
10-Year         4.12%         5.36%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         24.4%
------------------------------------
Health Care                    16.2%
------------------------------------
Education and Civic
   Organizations               15.1%
------------------------------------
U.S. Guaranteed                 9.1%
------------------------------------
Utilities                       8.3%
------------------------------------
Tax Obligation/General          7.2%
------------------------------------
Water and Sewer                 5.8%
------------------------------------
Housing/Single Family           5.0%
------------------------------------
Other                           8.9%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 33.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders a capital gains distribution in December 2007 of $0.0358 per share.

NRB
Performance
OVERVIEW


Nuveen North Carolina Dividend Advantage Municipal Fund
                               as of May 31, 2008

Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S. Guaranteed              54%
AA                               25%
A                                11%
BBB                               8%
N/R                               2%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Share(3)
Jun                             0.06
Jul                             0.06
Aug                             0.06
Sep                            0.057
Oct                            0.057
Nov                            0.057
Dec                            0.057
Jan                            0.057
Feb                            0.057
Mar                            0.057
Apr                            0.057
May                            0.057


Line Chart:
Share Price Performance -- Weekly Closing Price
6/01/07                       16.51
                              15.93
                              15.42
                              15.3
                              15.36
                              15.4
                              15.05
                              15.45
                              15.1
                              15.42
                              15.3
                              15.0799
                              15.15
                              15.14
                              14.93
                              14.48
                              14.5
                              14.96
                              14.56
                              14.44
                              14.3
                              14.39
                              14.27
                              14.03
                              13.79
                              13.52
                              14.0899
                              13.67
                              13.8
                              13.54
                              13.62
                              14.65
                              14.9
                              14.8
                              14.63
                              14.2699
                              14.5799
                              14.5
                              13.8
                              13.22
                              14.04
                              14.55
                              14.3
                              14.35
                              14.23
                              14.65
                              14.4
                              14.4
                              14.56
                              15.07
                              14.7
                              14.72
                              15.28
5/31/08                       15.28


FUND SNAPSHOT
------------------------------------
Common Share Price            $15.28
------------------------------------
Common Share
Net Asset Value               $14.52
------------------------------------
Premium/(Discount) to NAV      5.23%
------------------------------------
Market Yield                   4.48%
------------------------------------
Taxable-Equivalent Yield(2)    6.75%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $32,868
------------------------------------
Average Effective Maturity
on Securities (Years)          13.47
------------------------------------
Leverage-Adjusted Duration      7.74
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 1/25/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -2.28%         3.26%
------------------------------------
5-Year          3.99%         4.04%
------------------------------------
Since
Inception       5.87%         6.13%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Water and Sewer                22.3%
------------------------------------
Tax Obligation/Limited         15.6%
------------------------------------
Utilities                      13.3%
------------------------------------
Health Care                    12.8%
------------------------------------
Education and Civic
   Organizations               11.1%
------------------------------------
U.S. Guaranteed                10.3%
------------------------------------
Tax Obligation/General          5.7%
------------------------------------
Other                           8.9%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 33.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders a capital gains distribution in December 2007 of $0.0338 per share.

NNO
Performance
OVERVIEW

Nuveen North Carolina Dividend Advantage Municipal Fund 2
                               as of May 31, 2008

Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S. Guaranteed              56%
AA                               23%
A                                14%
BBB                               5%
N/R                               2%

Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Share(3)
Jun                            0.055
Jul                            0.055
Aug                            0.055
Sep                            0.055
Oct                           0.0515
Nov                           0.0515
Dec                           0.0515
Jan                           0.0515
Feb                           0.0515
Mar                           0.0515
Apr                           0.0515
May                           0.0515


Line Chart:
Share Price Performance -- Weekly Closing Price
6/01/07                       15.55
                              15.55
                              14.91
                              14.55
                              14.5499
                              14.37
                              14.63
                              14.65
                              14.6
                              14.7
                              14.31
                              13.9
                              14.11
                              14
                              14.25
                              14.5
                              13.98
                              14.43
                              13.7775
                              13.86
                              13.74
                              13.9
                              13.8
                              13.5
                              13.26
                              13.15
                              13.3
                              13.36
                              13
                              13
                              13.17
                              13.8
                              13.83
                              13.696
                              13.75
                              13.72
                              13.72
                              13.36
                              13.45
                              13.1
                              13.4
                              13.2
                              13.39
                              13.51
                              13.55
                              13.4
                              13.42
                              13.55
                              13.45
                              13.6
                              13.35
                              13.53
                              13.66
5/31/08                       13.66


FUND SNAPSHOT
------------------------------------
Common Share Price            $13.66
------------------------------------
Common Share
Net Asset Value               $14.47
------------------------------------
Premium/(Discount) to NAV     -5.60%
------------------------------------
Market Yield                   4.52%
------------------------------------
Taxable-Equivalent Yield(2)    6.81%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $54,240
------------------------------------
Average Effective Maturity
on Securities (Years)          13.00
------------------------------------
Leverage-Adjusted Duration      7.90
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/15/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -7.33%         2.83%
------------------------------------
5-Year          2.41%         3.66%
------------------------------------
Since
Inception       4.17%         5.90%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         22.7%
------------------------------------
Health Care                    15.5%
------------------------------------
Water and Sewer                13.8%
------------------------------------
Transportation                 10.0%
------------------------------------
U.S. Guaranteed                10.0%
------------------------------------
Education and Civic
   Organizations                9.9%
------------------------------------
Utilities                       8.7%
------------------------------------
Other                           9.4%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 33.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders a capital gains distribution in December 2007 of $0.0638 per share.

NII
Performance
OVERVIEW


Nuveen North Carolina Dividend Advantage Municipal Fund 3
                               as of May 31, 2008


Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S Guaranteed               64%
AA                               21%
A                                 7%
BBB                               7%
N/R                               1%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Share
Jun                           0.0545
Jul                           0.0545
Aug                           0.0545
Sep                           0.0545
Oct                           0.0545
Nov                           0.0545
Dec                           0.0545
Jan                           0.0545
Feb                           0.0545
Mar                           0.0545
Apr                           0.0545
May                           0.0545


Line Chart:
Share Price Performance -- Weekly Closing Price
6/01/07                       14.8
                              14.42
                              14.35
                              14.31
                              14.26
                              14.3101
                              14.26
                              14.11
                              14.1
                              14.35
                              14.15
                              13.95
                              13.73
                              14.05
                              13.9
                              14
                              13.71
                              14.2
                              14.08
                              13.8199
                              13.8299
                              13.8
                              13.73
                              14
                              12.95
                              12.898
                              13.21
                              13.37
                              13.47
                              13.2
                              13.3799
                              14.23
                              13.94
                              13.96
                              13.5
                              13.61
                              14.05
                              13.2901
                              13.36
                              13.16
                              13.62
                              13.568
                              13.3
                              13.46
                              13.55
                              13.59
                              13.65
                              13.8501
                              13.94
                              13.95
                              13.76
                              14
                              14.124
5/31/08                       14.124


FUND SNAPSHOT
------------------------------------
Common Share Price            $14.12
------------------------------------
Common Share
Net Asset Value               $14.13
------------------------------------
Premium/(Discount) to NAV     -0.07%
------------------------------------
Market Yield                   4.63%
------------------------------------
Taxable-Equivalent Yield(2)    6.97%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $55,555
------------------------------------
Average Effective Maturity
on Securities (Years)          14.12
------------------------------------
Leverage-Adjusted Duration      8.02
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          1.12%         2.90%
------------------------------------
5-Year          3.60%         3.98%
------------------------------------
Since
Inception       3.97%         4.88%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         21.8%
------------------------------------
Water and Sewer                21.6%
------------------------------------
Tax Obligation/General         13.0%
------------------------------------
U.S. Guaranteed                13.0%
------------------------------------
Utilities                       9.7%
------------------------------------
Health Care                     6.7%
------------------------------------
Transportation                  5.5%
------------------------------------
Other                           8.7%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 33.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Report of
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM


THE BOARD OF TRUSTEES AND SHAREHOLDERS
NUVEEN GEORGIA PREMIUM INCOME MUNICIPAL FUND
NUVEEN GEORGIA DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN GEORGIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
NUVEEN NORTH CAROLINA PREMIUM INCOME MUNICIPAL FUND
NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND 3



We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Georgia Premium Income Municipal Fund, Nuveen Georgia Dividend Advantage Municipal Fund, Nuveen Georgia Dividend Advantage Municipal Fund 2, Nuveen North Carolina Premium Income Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund 2 and Nuveen North Carolina Dividend Advantage Municipal Fund 3 (the Funds) as of May 31, 2008, and the related statements of operations and cash flows (Nuveen North Carolina Dividend Advantage Municipal Fund and Nuveen North Carolina Dividend Advantage Municipal Fund 3 only) for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Georgia Premium Income Municipal Fund, Nuveen Georgia Dividend Advantage Municipal Fund, Nuveen Georgia Dividend Advantage Municipal Fund 2, Nuveen North Carolina Premium Income Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund 2 and Nuveen North Carolina Dividend Advantage Municipal Fund 3 at May 31, 2008, the results of their operations and cash flows (Nuveen North Carolina Dividend Advantage Municipal Fund and Nuveen North Carolina Dividend Advantage Municipal Fund 3 only) for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
July 21, 2008

NPG
Nuveen Georgia Premium Income Municipal Fund
Portfolio of INVESTMENTS
                                                                    May 31, 2008

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 1.8% (1.2% OF TOTAL INVESTMENTS)

$       1,000   Puerto Rico, The Children's Trust Fund, Tobacco Settlement             5/12 at 100.00        BBB        $   955,670
                 Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 17.7% (11.9% OF TOTAL INVESTMENTS)

        1,000   Athens-Clarke County Unified Government Development Authority,        12/12 at 100.00        AAA          1,056,490
                 Georgia, Educational Facilities Revenue Bonds, UGAREF CCRC
                 Building LLC Project, Series 2002, 5.000%, 12/15/16 -
                 AMBAC Insured

        2,000   Atlanta Development Authority, Georgia, Educational Facilities         7/17 at 100.00         A1          1,944,580
                 Revenue Bonds, Science Park LLC Project, Series 2007,
                 5.000%, 7/01/39

        1,550   Bulloch County Development Authority, Georgia, Student Housing         8/14 at 100.00         A1          1,601,212
                 and Athletic Facility Lease Revenue Bonds, Georgia Southern
                 University, Series 2004, 5.250%, 8/01/21 - XLCA Insured

          700   Carrollton Payroll Development Authority, Georgia, Student Housing     9/14 at 100.00         A2            708,190
                 Revenue Bonds, University of West Georgia, Series 2004A,
                 5.000%, 9/01/21 - XLCA Insured

        1,535   Fulton County Development Authority, Georgia, Revenue Bonds,           5/14 at 100.00        AAA          1,686,919
                 Georgia Tech Molecular Science Building, Series 2004,
                 5.250%, 5/01/15 - MBIA Insured

        1,180   Savannah Economic Development Authority, Georgia, Revenue              7/15 at 100.00         A2          1,163,952
                 Bonds, Armstrong Atlantic State University, Compass Point LLC
                 Project, Series 2005, 5.000%, 7/01/25 - XLCA Insured

        1,500   Savannah Economic Development Authority, Georgia, Revenue Bonds,      12/15 at 100.00         A-          1,424,055
                 Armstrong Center LLC, Series 2005A, 5.000%, 12/01/34 -
                 XLCA Insured

------------------------------------------------------------------------------------------------------------------------------------
        9,465   Total Education and Civic Organizations                                                                   9,585,398
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 25.2% (16.9% OF TOTAL INVESTMENTS)

        2,300   Chatham County Hospital Authority, Savannah, Georgia, Hospital         7/11 at 101.00        BBB          2,305,198
                 Revenue Improvement Bonds, Memorial Health University Medical
                 Center Inc., Series 2001A, 6.125%, 1/01/24

          500   Clark County Hospital Authority, Georgia, Hospital Revenue Bonds,      1/17 at 100.00        AAA            510,125
                 Athens Regional Medical Center, Series 2007, 5.000%, 1/01/27 -
                 MBIA Insured

        2,000   Clarke County Hospital Authority, Georgia, Hospital Revenue            1/12 at 101.00        AAA          2,021,460
                 Certificates, Athens Regional Medical Center, Series 2002,
                 5.125%, 1/01/32 - MBIA Insured

          900   Coffee County Hospital Authority, Georgia, Revenue Bonds,             12/14 at 100.00        BBB            834,408
                 Coffee County Regional Medical Center, Series 2004,
                 5.250%, 12/01/22

        3,000   Floyd County Hospital Authority, Georgia, Revenue Anticipation         7/12 at 101.00        Aaa          3,053,040
                 Certificates, Floyd Medical Center Project, Series 2002,
                 5.200%, 7/01/32 - MBIA Insured

        1,090   Floyd County Hospital Authority, Georgia, Revenue Anticipation         7/13 at 101.00        Aaa          1,138,854
                 Certificates, Floyd Medical Center, Series 2003, 5.000%, 7/01/19 -
                 MBIA Insured

        1,060   Henry County Hospital Authority, Georgia, Revenue Certificates,        7/14 at 101.00        Aaa          1,108,378
                 Henry Medical Center, Series 2004, 5.000%, 7/01/20 -
                 MBIA Insured

          900   Houston County Hospital Authority, Georgia, Revenue Bonds,            10/17 at 100.00         A2            896,697
                 Houston Healthcare Project, Series 2007, 5.250%, 10/01/35

        1,000   Savannah Hospital Authority, Georgia, Revenue Bonds,                   1/14 at 100.00         AA          1,010,070
                 St. Joseph's/Candler Health System, Series 2003,
                 5.250%, 7/01/23 - RAAI Insured

          750   Valdosta and Lowndes County Hospital Authority, Georgia,              10/17 at 100.00         A+            719,280
                 Revenue Certificates, South Georgia Medical Center, Series 2007,
                 5.000%, 10/01/33

------------------------------------------------------------------------------------------------------------------------------------
       13,500   Total Health Care                                                                                        13,597,510
------------------------------------------------------------------------------------------------------------------------------------


                                       23

NPG
Nuveen Georgia Premium Income Municipal Fund (continued)
Portfolio of INVESTMENTS May 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 1.9% (1.3% OF TOTAL INVESTMENTS)

$       1,000   Cobb County Development Authority, Georgia, Student Housing            7/17 at 100.00        Aaa        $ 1,011,500
                 Revenue Bonds, KSU Village II Real Estate Foundation LLC Project,
                 Series 2007A, 5.250%, 7/15/38 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 1.6% (1.1% OF TOTAL INVESTMENTS)

          900   Georgia Housing and Finance Authority, Single Family Mortgage         12/11 at 100.00        AAA            906,327
                 Bonds, Series 2002B-2, 5.350%, 12/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 0.9% (0.6% OF TOTAL INVESTMENTS)

          500   Savannah Economic Development Authority, Georgia, Revenue              7/12 at 100.00        AAA            517,705
                 Bonds, GTREP Project, Series 2002, 5.000%, 7/01/22 -
                 MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------


                MATERIALS - 3.1% (2.1% OF TOTAL INVESTMENTS)

          750   Effingham County Industrial Development Authority, Georgia,            6/11 at 101.00         B2            681,668
                 Pollution Control Revenue Refunding Bonds, Georgia-Pacific
                 Project, Series 2001, 6.500%, 6/01/31

        1,000   Richmond County Development Authority, Georgia, Environmental          2/11 at 101.00        BBB            991,220
                 Improvement Revenue Bonds, International Paper Company,
                 Series 2001A, 6.250%, 2/01/25 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,750   Total Materials                                                                                           1,672,888
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 17.8% (12.0% OF TOTAL INVESTMENTS)

          540   Cherokee County Resource Recovery Development Authority,               7/17 at 100.00        AAA            521,516
                 Georgia, Solid Waste Disposal Revenue Bonds, Ball Ground
                 Recycling LLC Project, Series 2007A, 5.000%, 7/01/37 -
                 AMBAC Insured (Alternative Minimum Tax)

        2,215   Decatur, Georgia, General Obligation Bonds, Series 2007,               1/17 at 100.00        AAA          2,296,268
                 5.000%, 1/01/31 - FSA Insured

          100   Georgia State, General Obligation Bonds, Series 2007, 5.000%, 8/01/24  8/17 at 100.00        AAA            106,422

        1,000   Georgia, General Obligation Bonds, Series 2002D, 5.000%, 8/01/16       8/12 at 100.00        AAA          1,066,960

        1,000   Georgia, General Obligation Bonds, Series 2005B, 5.000%, 7/01/15         No Opt. Call        AAA          1,108,610

          600   Gwinnett County School District, Georgia, General Obligation           2/18 at 100.00        Aaa            645,600
                 Bonds, Series 2008, Trust 2868, 10.907%, 2/01/36 (IF)

        2,500   Paulding County School District, Georgia, General Obligation Bonds,    2/17 at 100.00        AA+          2,570,675
                 Series 2007, 5.000%, 2/01/33

          800   Puerto Rico, General Obligation Bonds, Series 2004A, 5.250%, 7/01/22   7/14 at 100.00       BBB-            803,264

          500   Wayne County Hospital Authority, Georgia, Hospital Revenue             3/16 at 100.00         A3            505,405
                 Bonds, Series 2006, 5.000%, 3/01/23 - XLCA Insured

------------------------------------------------------------------------------------------------------------------------------------
        9,255   Total Tax Obligation/General                                                                              9,624,720
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 20.0% (13.4% OF TOTAL INVESTMENTS)

          420   Atlanta, Georgia, Tax Allocation Bonds Atlanta Station Project,       12/17 at 100.00        AAA            430,538
                 Series 2007, 5.000%, 12/01/23 - AGC Insured

        2,000   Cobb-Marietta Coliseum and Exhibit Hall Authority, Cobb County,        1/14 at 100.00        AAA          2,114,240
                 Georgia, Revenue Bonds, Performing Arts Center, Series 2004,
                 5.000%, 1/01/22

        3,475   Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia,           10/19 at 100.00        AAA          3,758,803
                 Revenue Refunding Bonds, Series 1993, 5.625%, 10/01/26 -
                 MBIA Insured

        2,600   Macon-Bibb County Urban Development Authority, Georgia,                8/12 at 101.00         AA          2,826,018
                 Revenue Refunding Bonds, Public Facilities Projects, Series 2002A,
                 5.375%, 8/01/17

        1,000   Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax         No Opt. Call        AAA          1,163,350
                 Revenue Refunding Bonds, Series 1992P, 6.250%, 7/01/20 -
                 AMBAC Insured

          500   Puerto Rico Infrastructure Financing Authority, Special Tax Revenue    7/15 at 100.00       BBB-            488,900
                 Bonds, Series 2005B, 5.000%, 7/01/41

------------------------------------------------------------------------------------------------------------------------------------
        9,995   Total Tax Obligation/Limited                                                                             10,781,849
------------------------------------------------------------------------------------------------------------------------------------


                                       24

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 4.4% (2.9% OF TOTAL INVESTMENTS)

$       2,290   Atlanta, Georgia, Airport General Revenue Bonds, Series 2004G,         1/15 at 100.00        AAA        $ 2,361,127
                 5.000%, 1/01/26 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 22.2% (14.9% OF TOTAL INVESTMENTS) (4)

          735   Coweta County Development Authority, Georgia, Revenue Bonds,           1/13 at 100.00   Baa3 (4)            803,531
                 Newnan Water and Sewer, and Light Commission Project,
                 Series 2002, 5.250%, 1/01/18 (Pre-refunded 1/01/13) -
                 FGIC Insured

        3,165   Coweta County Water and Sewer Authority, Georgia, Revenue              6/11 at 102.00    Aa3 (4)          3,450,356
                 Bonds, Series 2001, 5.250%, 6/01/26 (Pre-refunded 6/01/11)

          500   DeKalb County, Georgia, Water and Sewerage Revenue Bonds,             10/10 at 101.00        AAA            535,665
                 Series 2000, 5.125%, 10/01/31 (Pre-refunded 10/01/10) -
                 MBIA Insured

        1,000   Fairburn, Georgia, Combined Utility Revenue Bonds, Series 2000,       10/10 at 101.00     A- (4)          1,084,730
                 5.750%, 10/01/20 (Pre-refunded 10/01/10)

        1,750   Gainesville and Hall County Hospital Authority, Georgia, Revenue       5/11 at 100.00     A- (4)          1,870,890
                 Anticipation Certificates, Northeast Georgia Health Services Inc.,
                 Series 2001, 5.500%, 5/15/31 (Pre-refunded 5/15/11)

                Georgia Municipal Electric Authority, Project One Special Obligation
                Bonds, Fifth Crossover Series 1998Y:
           85    6.400%, 1/01/09 (ETM)                                                   No Opt. Call     A+ (4)             87,200
           10    6.400%, 1/01/09 (ETM)                                                   No Opt. Call     A+ (4)             10,259

           25   Georgia Municipal Electric Authority, Senior Lien General Power        1/17 at 100.00     A+ (4)             27,788
                 Revenue Bonds, Series 1993Z, 5.500%, 1/01/20
                 (Pre-refunded 1/01/17) - FGIC Insured

        3,750   Gwinnett County Hospital Authority, Georgia, Revenue Anticipation      2/12 at 102.00        Aaa          4,122,223
                 Certificates, Gwinnett Hospital System Inc. Project, Series 1997B,
                 5.300%, 9/01/27 (Pre-refunded 2/14/12) - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       11,020   Total U.S. Guaranteed                                                                                    11,992,642
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 11.1% (7.4% OF TOTAL INVESTMENTS)

        1,000   Georgia Municipal Electric Authority, General Power Revenue Bonds,     1/17 at 100.00        AAA          1,030,220
                 Project 1, Series 2007A, 5.000%, 1/01/25 - MBIA Insured

        1,655   Georgia Municipal Electric Authority, Project One Special Obligation     No Opt. Call         A+          1,695,399
                 Bonds, Fifth Crossover Series 1998Y, 6.400%, 1/01/09

          975   Georgia Municipal Electric Authority, Senior Lien General Power          No Opt. Call         A+          1,055,730
                 Revenue Bonds, Series 1993Z, 5.500%, 1/01/20 - FGIC Insured

        1,000   Municipal Electric Authority of Georgia, Project One Subordinated      1/13 at 100.00        AAA          1,036,400
                 Lien Revenue Bonds, Series 2003A, 5.000%, 1/01/22 -
                 MBIA Insured

        1,200   Virgin Islands Water and Power Authority, Electric System Revenue      7/17 at 100.00       BBB-          1,156,968
                 Bonds, Series 2007B, 5.000%, 7/01/31

------------------------------------------------------------------------------------------------------------------------------------
        5,830   Total Utilities                                                                                           5,974,717
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 20.7% (13.8% OF TOTAL INVESTMENTS)

                Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2004:
        1,225    5.000%, 11/01/24 - FSA Insured                                       11/14 at 100.00        AAA          1,268,451
          500    5.000%, 11/01/37 - FSA Insured                                       11/14 at 100.00        AAA            508,485

        2,490   Cherokee County Water and Sewerage Authority, Georgia, Revenue         8/18 at 100.00        AAA          2,565,945
                 Bonds, Series 2001, 5.000%, 8/01/35 - FSA Insured

          335   Coweta County Water and Sewer Authority, Georgia, Revenue Bonds,       6/11 at 102.00        Aa3            352,082
                 Series 2001, 5.250%, 6/01/26

                Coweta County Water and Sewer Authority, Georgia, Revenue Bonds,
                Series 2007:
          500    5.000%, 6/01/32                                                       6/18 at 100.00        Aa3            513,870
          150    5.000%, 6/01/37                                                       6/18 at 100.00        Aa3            153,678

          890   Douglasville-Douglas County Water and Sewer Authority, Georgia,        6/17 at 100.00        AAA            913,363
                 Water and Sewer Revenue Bonds, Series 2007, 5.000%, 6/01/37 -
                 MBIA Insured


                                       25

NPG
Nuveen Georgia Premium Income Municipal Fund (continued)
Portfolio of INVESTMENTS May 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$         750   Forsyth County Water and Sewerage Authority, Georgia, Revenue          4/17 at 100.00        AAA        $   769,343
                 Bonds, Series 2007, 5.000%, 4/01/37 - FSA Insured

        1,950   Fulton County, Georgia, Water and Sewerage Revenue Bonds,              1/14 at 100.00        AA-          2,027,864
                 Series 2004, 5.000%, 1/01/22 - FGIC Insured

        1,000   Midgeville, Georgia, Water and Sewerage Revenue Refunding Bonds,         No Opt. Call        AAA          1,170,520
                 Series 1996, 6.000%, 12/01/21 - FSA Insured

          890   Walton County Water and Sewerage Authority, Georgia, Revenue           2/18 at 100.00        Aaa            913,986
                 Bonds, The Oconee-Hard Creek Resevoir Project, Series 2008,
                 5.000%, 2/01/38 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       10,680   Total Water and Sewer                                                                                    11,157,587
------------------------------------------------------------------------------------------------------------------------------------
$      77,185   Total Long-Term Investments (cost $78,403,710) - 148.4%                                                  80,139,640
=============-----------------------------------------------------------------------------------------------------------------------

                SHORT-TERM-INVESTMENTS -- 0.7% (0.5% OF TOTAL INVESTMENTS)

$         400   Gwinnett County Hospital Authority, Georgia, Revenue Anticipation                            N/R            400,000
                 Certificates, Gwinnett Hospital System Inc. Project, Variable Rate
                 Demand Obligations, Series 2007F, 3.000%, 7/01/42 -
                 FSA Insured (5)
==============----------------------------------------------------------------------------------------------------------------------
                Total Short-Term Investments (cost $400,000)                                                                400,000
                --------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $78,803,710) - 149.1%                                                            80,539,640
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.4%                                                                      1,270,966
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.5)% (6)                                                    (27,800,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $54,010,606
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

               (6) Preferred Shares, at Liquidation Value as a percentage of total investments is (34.5)%.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

NZX
Nuveen Georgia Dividend Advantage Municipal Fund
Portfolio of INVESTMENTS
                                                                    May 31, 2008

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS - 22.5% (15.0% OF TOTAL INVESTMENTS)

$       1,000   Athens Housing Authority, Georgia, Student Housing Lease Revenue      12/12 at 100.00        Aaa        $ 1,043,960
                 Bonds, UGAREF East Campus Housing LLC Project, Series 2002,
                 5.250%, 12/01/21 - AMBAC Insured

        1,000   Atlanta Development Authority, Georgia, Educational Facilities         7/17 at 100.00         A1            972,290
                 Revenue Bonds, Science Park LLC Project, Series 2007,
                 5.000%, 7/01/39

        1,475   Bulloch County Development Authority, Georgia, Student Housing         8/14 at 100.00         A1          1,529,988
                 and Athletic Facility Lease Revenue Bonds, Georgia Southern
                 University, Series 2004, 5.250%, 8/01/20 - XLCA Insured

        1,620   Bulloch County Development Authority, Georgia, Student Housing         8/12 at 100.00        Aaa          1,669,134
                 Lease Revenue Bonds, Georgia Southern University, Series 2002,
                 5.000%, 8/01/20 - AMBAC Insured

        1,000   Fulton County Development Authority, Georgia, Revenue Bonds,           4/12 at 100.00        AAA          1,039,690
                 Georgia Tech Athletic Association, Series 2001, 5.000%, 10/01/20 -
                 AMBAC Insured

          200   Gainesville Redevelopment Authority, Georgia, Educational Facilities   3/17 at 100.00        N/R            169,530
                 Revenue Bonds, Riverside Military Academy Project, Series 2007,
                 5.125%, 3/01/37

------------------------------------------------------------------------------------------------------------------------------------
        6,295   Total Education and Civic Organizations                                                                   6,424,592
------------------------------------------------------------------------------------------------------------------------------------


                ENERGY - 2.0% (1.3% OF TOTAL INVESTMENTS)

          650   Virgin Islands Public Finance Authority, Revenue Bonds, Refinery       1/15 at 100.00        BBB            562,062
                 Project Hovensa LLC, Series 2007, 4.700%, 7/01/22
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 24.8% (16.5% OF TOTAL INVESTMENTS)

          150   Baldwin County Hospital Authority, Georgia, Revenue Bonds,            12/09 at 100.00        BB+            149,171
                 Oconee Regional Medical Center, Series 1997, 5.250%, 12/01/12

          190   Baldwin County Hospital Authority, Georgia, Revenue Bonds,            12/08 at 102.00        BB+            174,629
                 Oconee Regional Medical Center, Series 1998, 5.375%, 12/01/28

          440   Chatham County Hospital Authority, Savannah, Georgia, Hospital         7/11 at 101.00        BBB            440,994
                 Revenue Improvement Bonds, Memorial Health University
                 Medical Center Inc., Series 2001A, 6.125%, 1/01/24

          500   Clark County Hospital Authority, Georgia, Hospital Revenue Bonds,      1/17 at 100.00        AAA            510,125
                 Athens Regional Medical Center, Series 2007, 5.000%, 1/01/27 -
                 MBIA Insured

        1,000   Clarke County Hospital Authority, Georgia, Hospital Revenue            1/12 at 101.00        AAA          1,048,000
                 Certificates, Athens Regional Medical Center, Series 2002,
                 5.375%, 1/01/19 - MBIA Insured

          500   Coffee County Hospital Authority, Georgia, Revenue Bonds,             12/14 at 100.00        BBB            463,560
                 Coffee County Regional Medical Center, Series 2004,
                 5.250%, 12/01/22

          500   Henry County Hospital Authority, Georgia, Revenue Certificates,        7/14 at 101.00        Aaa            522,820
                 Henry Medical Center, Series 2004, 5.000%, 7/01/20 -
                 MBIA Insured

          500   Houston County Hospital Authority, Georgia, Revenue Bonds,            10/17 at 100.00         A2            498,165
                 Houston Healthcare Project, Series 2007, 5.250%, 10/01/35

          500   Savannah Hospital Authority, Georgia, Revenue Bonds,                   1/14 at 100.00         AA            505,035
                 St. Joseph's/Candler Health System, Series 2003, 5.250%, 7/01/23 -
                 RAAI Insured


                                       27

NZX
Nuveen Georgia Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS May 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$       2,000   Valdosta and Lowndes County Hospital Authority, Georgia,              10/12 at 101.00        AAA        $ 2,037,079
                 Revenue Certificates, South Georgia Medical Center, Series 2002,
                 5.250%, 10/01/27 - AMBAC Insured

          750   Valdosta and Lowndes County Hospital Authority, Georgia,              10/17 at 100.00         A+            719,280
                 Revenue Certificates, South Georgia Medical Center, Series 2007,
                 5.000%, 10/01/33

------------------------------------------------------------------------------------------------------------------------------------
        7,030   Total Health Care                                                                                         7,068,858
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 1.2% (0.8% OF TOTAL INVESTMENTS)

          350   Cobb County Development Authority, Georgia, Student Housing            7/17 at 100.00        Aaa            354,025
                 Revenue Bonds, KSU Village II Real Estate Foundation LLC Project,
                 Series 2007A, 5.250%, 7/15/38 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 12.7% (8.4% OF TOTAL INVESTMENTS)

          650   Georgia Housing and Finance Authority, Single Family Mortgage         12/11 at 100.00        AAA            654,570
                 Bonds, Series 2002B-2, 5.350%, 12/01/22
                 (Alternative Minimum Tax)

        1,000   Georgia Housing and Finance Authority, Single Family Mortgage         12/15 at 100.00        AAA            900,100
                 Bonds, Series 2006C-2, 4.500%, 12/01/27
                 (Alternative Minimum Tax)

        2,000   Georgia Housing and Finance Authority, Single Family Mortgage         12/11 at 100.00        AAA          2,051,239
                 Resolution 1 Bonds, Series 2002A-2, 5.450%, 12/01/22
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        3,650   Total Housing/Single Family                                                                               3,605,909
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 6.3% (4.2% OF TOTAL INVESTMENTS)

        1,000   Cartersville Development Authority, Georgia, Waste and Wastewater      2/12 at 100.00          A          1,010,550
                 Facilities Revenue Refunding Bonds, Anheuser Busch Cos. Inc.
                 Project, Series 2002, 5.950%, 2/01/32 (Alternative Minimum Tax)

          750   Savannah Economic Development Authority, Georgia, Revenue              7/12 at 100.00        AAA            781,868
                 Bonds, GTREP Project, Series 2002, 5.000%, 7/01/19 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        1,750   Total Industrials                                                                                         1,792,418
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 2.3% (1.5% OF TOTAL INVESTMENTS)

          500   Fulton County Residential Care Facilities Authority, Georgia,          7/17 at 100.00        N/R            396,250
                 Revenue Bonds, Elderly Care, Lenbrook Square Project,
                 Series 2006A, 5.125%, 7/01/42

          250   Medical Center Hospital Authority, Georgia, Revenue Bonds,               No Opt. Call        N/R            249,953
                 Spring Harbor at Green Island, Series 2007, 5.000%, 7/01/11

------------------------------------------------------------------------------------------------------------------------------------
          750   Total Long-Term Care                                                                                        646,203
------------------------------------------------------------------------------------------------------------------------------------


                MATERIALS - 2.1% (1.4% OF TOTAL INVESTMENTS)

           20   Richmond County Development Authority, Georgia, Environmental         11/13 at 100.00        BBB             18,513
                 Improvement Revenue Bonds, International Paper Company,
                 Series 2003A, 5.750%, 11/01/27 (Alternative Minimum Tax)

          600   Richmond County Development Authority, Georgia, Environmental          2/12 at 101.00        BBB            577,044
                 Improvement Revenue Refunding Bonds, International Paper
                 Company, Series 2002A, 6.000%, 2/01/25 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
          620   Total Materials                                                                                             595,557
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 12.0% (8.0% OF TOTAL INVESTMENTS)

          360   Cherokee County Resource Recovery Development Authority,               7/17 at 100.00        AAA            347,677
                 Georgia, Solid Waste Disposal Revenue Bonds, Ball Ground
                 Recycling LLC Project, Series 2007A, 5.000%, 7/01/37 -
                 AMBAC Insured (Alternative Minimum Tax)

          200   Decatur, Georgia, General Obligation Bonds, Series 2007,               1/17 at 100.00        AAA            207,338
                 5.000%, 1/01/31 - FSA Insured

          700   Georgia State, General Obligation Bonds, Series 2007, 5.000%, 8/01/24  8/17 at 100.00        AAA            744,954

          500   Georgia, General Obligation Bonds, Series 2005B, 5.000%, 7/01/15         No Opt. Call        AAA            554,305


                                       28

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$         335   Gwinnett County School District, Georgia, General Obligation Bonds,    2/18 at 100.00        Aaa        $   360,460
                 Series 2008, Trust 2868, 10.907%, 2/01/36 (IF)

          600   Paulding County School District, Georgia, General Obligation Bonds,    2/17 at 100.00        AA+            616,962
                 Series 2007, 5.000%, 2/01/33

          595   Puerto Rico, General Obligation Bonds, Series 2004A, 5.250%, 7/01/22   7/14 at 100.00       BBB-            597,428

------------------------------------------------------------------------------------------------------------------------------------
        3,290   Total Tax Obligation/General                                                                              3,429,124
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 7.6% (5.0% OF TOTAL INVESTMENTS)

           40   Atlanta, Georgia, Tax Allocation Bonds Atlanta Station Project,       12/17 at 100.00        AAA             41,004
                 Series 2007, 5.000%, 12/01/23 - AGC Insured

          250   Atlanta, Georgia, Tax Allocation Bonds, Eastside Project,              7/15 at 100.00        N/R            240,108
                 Series 2005B, 5.400%, 1/01/20

          250   Atlanta, Georgia, Tax Allocation Bonds, Princeton Lakes Project,       1/16 at 100.00        N/R            226,478
                 Series 2006, 5.500%, 1/01/31

        1,525   Macon-Bibb County Urban Development Authority, Georgia,                8/12 at 101.00         AA          1,646,191
                 Revenue Refunding Bonds, Public Facilities Projects,
                 Series 2002A, 5.000%, 8/01/14

------------------------------------------------------------------------------------------------------------------------------------
        2,065   Total Tax Obligation/Limited                                                                              2,153,781
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 3.6% (2.4% OF TOTAL INVESTMENTS)

        1,000   Atlanta, Georgia, Airport General Revenue Refunding Bonds,             1/10 at 101.00         A+          1,030,660
                 Series 2000A, 5.400%, 1/01/15 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 31.4% (20.9% OF TOTAL INVESTMENTS) (4)

          565   Augusta, Georgia, Water and Sewerage Revenue Bonds,                   10/12 at 100.00        AAA            611,200
                 Series 2002, 5.000%, 10/01/16 (Pre-refunded 10/01/12) -
                 FSA Insured

        1,500   Coweta County Development Authority, Georgia, Revenue Bonds,           1/13 at 100.00   Baa3 (4)          1,639,860
                 Newnan Water and Sewer, and Light Commission Project,
                 Series 2002, 5.250%, 1/01/18 (Pre-refunded 1/01/13) -
                 FGIC Insured

        1,250   Gainesville and Hall County Hospital Authority, Georgia, Revenue       5/11 at 100.00     A- (4)          1,336,350
                 Anticipation Certificates, Northeast Georgia Health Services Inc.,
                 Series 2001, 5.500%, 5/15/31 (Pre-refunded 5/15/11)

          830   Georgia, General Obligation Bonds, Series 2002D, 5.000%, 8/01/18       8/12 at 100.00        AAA            896,666
                 (Pre-refunded 8/01/12)

        1,900   Gwinnett County Hospital Authority, Georgia, Revenue Anticipation      2/12 at 102.00        Aaa          2,088,592
                 Certificates, Gwinnett Hospital System Inc. Project, Series 1997B,
                 5.300%, 9/01/27 (Pre-refunded 2/14/12) - MBIA Insured

        1,200   Private Colleges and Universities Authority, Georgia, Revenue Bonds,  10/11 at 102.00   Baa2 (4)          1,333,212
                 Mercer University, Series 2001, 5.750%, 10/01/31
                 (Pre-refunded 10/01/11)

        1,000   Rockdale County Water and Sewerage Authority, Georgia, Revenue         1/10 at 101.00        AAA          1,058,300
                 Bonds, Series 1999A, 5.375%, 7/01/29 (Pre-refunded 1/01/10) -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        8,245   Total U.S. Guaranteed                                                                                     8,964,180
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 1.9% (1.2% OF TOTAL INVESTMENTS)

          500   Municipal Electric Authority of Georgia, Combustion Turbine           11/13 at 100.00        AAA            539,715
                 Revenue Bonds, Series 2003A, 5.250%, 11/01/15 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 20.2% (13.4% OF TOTAL INVESTMENTS)

        1,200   Atlanta, Georgia, Water and Wastewater Revenue Bonds,                 11/14 at 100.00        AAA          1,242,564
                 Series 2004, 5.000%, 11/01/24 - FSA Insured

          625   Cherokee County Water and Sewerage Authority, Georgia,                 8/18 at 100.00        AAA            644,063
                 Revenue Bonds, Series 2001, 5.000%, 8/01/35 - FSA Insured


                                       29

NZX
Nuveen Georgia Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS May 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$         350   Coweta County Water and Sewer Authority, Georgia, Revenue              6/18 at 100.00        Aa3        $   358,582
                 Bonds, Series 2007, 5.000%, 6/01/37

          890   Douglasville-Douglas County Water and Sewer Authority, Georgia,        6/17 at 100.00        AAA            913,363
                 Water and Sewer Revenue Bonds, Series 2007, 5.000%, 6/01/37 -
                 MBIA Insured

          375   Forsyth County Water and Sewerage Authority, Georgia, Revenue          4/17 at 100.00        AAA            384,671
                 Bonds, Series 2007, 5.000%, 4/01/37 - FSA Insured

          500   Fulton County, Georgia, Water and Sewerage Revenue Bonds,              1/14 at 100.00        AA-            519,965
                 Series 2004, 5.000%, 1/01/22 - FGIC Insured

        1,395   Macon Water Authority, Georgia, Water and Sewer Revenue Bonds,        10/11 at 101.00        AA-          1,462,532
                 Series 2001B, 5.000%, 10/01/21

          230   Walton County Water and Sewerage Authority, Georgia, Revenue           2/18 at 100.00        Aaa            236,199
                 Bonds, The Oconee-Hard Creek Resevoir Project, Series 2008,
                 5.000%, 2/01/38 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,565   Total Water and Sewer                                                                                     5,761,939
------------------------------------------------------------------------------------------------------------------------------------
$      41,760   Total Investments (cost $42,370,100) - 150.6%                                                            42,929,023
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.0%                                                                        568,984
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.6)% (5)                                                    (15,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $28,498,007
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT MAY 31, 2008:
                                    FUND                                   FIXED RATE                                    UNREALIZED
                NOTIONAL     PAY/RECEIVE   FLOATING RATE     FIXED RATE       PAYMENT     EFFECTIVE     TERMINATION    APPRECIATION
COUNTERPARTY      AMOUNT   FLOATING RATE           INDEX    (ANNUALIZED)    FREQUENCY       DATE (6)           DATE   (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Royal Bank
  of Canada   $2,200,000             Pay            SIFM          4.335%    Quarterly       8/06/08         8/06/37        $139,708
====================================================================================================================================
SIFM-The daily arithmetic average of the weekly Securities Industry and
Financial Markets (SIFM) Municipal Swap Index, previously referred to as the
Bond Market Association or BMA.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Preferred Shares, at Liquidation Value as a percentage of total investments is (34.9)%.

               (6) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

               N/R  Not rated.

              (IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

NKG
Nuveen Georgia Dividend Advantage Municipal Fund 2
Portfolio of INVESTMENTS
                                                                    May 31, 2008

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 3.0% (2.0% OF TOTAL INVESTMENTS)

$       2,000   Puerto Rico, The Children's Trust Fund, Tobacco Settlement             5/12 at 100.00        BBB        $ 1,911,340
                 Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 14.7% (9.8% OF TOTAL INVESTMENTS)

        2,500   Athens Housing Authority, Georgia, Student Housing Lease Revenue      12/12 at 100.00        Aaa          2,535,175
                 Bonds, UGAREF East Campus Housing LLC Project, Series 2002,
                 5.000%, 12/01/33 - AMBAC Insured

        1,225   Athens-Clarke County Unified Government Development Authority,        12/12 at 100.00        AAA          1,279,794
                 Georgia, Educational Facilities Revenue Bonds, UGAREF CCRC
                 Building LLC Project, Series 2002, 5.000%, 12/15/18 -
                 AMBAC Insured

        2,000   Atlanta Development Authority, Georgia, Educational Facilities         7/17 at 100.00         A1          1,944,580
                 Revenue Bonds, Science Park LLC  Project, Series 2007,
                 5.000%, 7/01/39

        2,000   Fulton County Development Authority, Georgia, Revenue Bonds,          11/13 at 100.00        AAA          2,070,400
                 Georgia Tech - Klaus Parking and Family Housing, Series 2003,
                 5.000%, 11/01/23 - MBIA Insured

        1,050   Fulton County Development Authority, Georgia, Revenue Bonds,           2/12 at 100.00        AAA          1,052,720
                 TUFF Morehouse Project, Series 2002A, 5.000%, 2/01/34 -
                 AMBAC Insured

          500   Gainesville Redevelopment Authority, Georgia, Educational              3/17 at 100.00        N/R            423,825
                 Facilities Revenue Bonds, Riverside Military Academy Project,
                 Series 2007, 5.125%, 3/01/37

------------------------------------------------------------------------------------------------------------------------------------
        9,275   Total Education and Civic Organizations                                                                   9,306,494
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 23.9% (15.9% OF TOTAL INVESTMENTS)

          150   Baldwin County Hospital Authority, Georgia, Revenue Bonds,            12/09 at 100.00        BB+            149,171
                 Oconee Regional Medical Center, Series 1997, 5.250%, 12/01/12

                Baldwin County Hospital Authority, Georgia, Revenue Bonds,
                Oconee Regional Medical Center, Series 1998:
           40    5.250%, 12/01/22                                                     12/08 at 102.00        BB+             37,378
          315    5.375%, 12/01/28                                                     12/08 at 102.00        BB+            289,517

        1,000   Chatham County Hospital Authority, Savannah, Georgia, Hospital         1/14 at 100.00        BBB            905,590
                 Revenue Bonds, Memorial Health University Medical Center Inc.,
                 Series 2004A, 5.375%, 1/01/26

          240   Chatham County Hospital Authority, Savannah, Georgia, Hospital         7/11 at 101.00        BBB            240,542
                 Revenue Improvement Bonds, Memorial Health University Medical
                 Center Inc., Series 2001A, 6.125%, 1/01/24

                Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee
                County Regional Medical Center, Series 2004:
          165    5.000%, 12/01/19                                                     12/14 at 100.00        BBB            153,181
        1,000    5.250%, 12/01/22                                                     12/14 at 100.00        BBB            927,120

        1,000   Floyd County Hospital Authority, Georgia, Revenue Anticipation         7/12 at 101.00        Aaa          1,017,680
                 Certificates, Floyd Medical Center Project, Series 2002,
                 5.200%, 7/01/32 - MBIA Insured

        1,100   Houston County Hospital Authority, Georgia, Revenue Bonds,            10/17 at 100.00         A2          1,095,963
                 Houston Healthcare Project, Series 2007, 5.250%, 10/01/35

                Newnan Hospital Authority, Georgia, Revenue Anticipation Certificates,
                Newnan Hospital Inc., Series 2002:
        2,260    5.500%, 1/01/19 - MBIA Insured                                        1/13 at 100.00        Aaa          2,383,238
        3,020    5.500%, 1/01/20 - MBIA Insured                                        1/13 at 100.00        Aaa          3,171,815


                                       31

NKG
Nuveen Georgia Dividend Advantage Municipal Fund 2 (continued)
Portfolio of INVESTMENTS May 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$       2,000   Savannah Hospital Authority, Georgia, Revenue Bonds, St. Joseph's/     1/14 at 100.00         AA        $ 2,020,140
                 Candler Health System, Series 2003, 5.250%, 7/01/23 -
                 RAAI Insured

        1,945   Tift County Hospital Authority, Georgia, Revenue Anticipation         12/12 at 101.00        Aaa          2,021,361
                 Bonds, Tift Regional Medical Center, Series 2002,
                 5.250%, 12/01/19 - AMBAC Insured

          750   Valdosta and Lowndes County Hospital Authority, Georgia, Revenue      10/17 at 100.00         A+            719,280
                 Certificates, South Georgia Medical Center, Series 2007,
                 5.000%, 10/01/33

------------------------------------------------------------------------------------------------------------------------------------
       14,985   Total Health Care                                                                                        15,131,976
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 4.6% (3.1% OF TOTAL INVESTMENTS)

           25   Cobb County Development Authority, Georgia, Student Housing            7/17 at 100.00        Aaa             25,288
                 Revenue Bonds, KSU Village II Real Estate Foundation LLC Project,
                 Series 2007A, 5.250%, 7/15/38 - AMBAC Insured

                Savannah Economic Development Authority, Georgia, GNMA
                Collateralized Multifamily Housing Revenue Bonds, Snap I-II-III
                Apartments, Series 2002A:
          500    5.150%, 11/20/22 (Alternative Minimum Tax)                           11/12 at 102.00        AAA            500,320
          980    5.200%, 11/20/27 (Alternative Minimum Tax)                           11/12 at 102.00        AAA            969,338
        1,465    5.250%, 11/20/32 (Alternative Minimum Tax)                           11/12 at 102.00        AAA          1,439,231

------------------------------------------------------------------------------------------------------------------------------------
        2,970   Total Housing/Multifamily                                                                                 2,934,177
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 1.0% (0.6% OF TOTAL INVESTMENTS)

          170   Georgia Housing and Finance Authority, Single Family Mortgage         12/15 at 100.00        AAA            150,683
                 Bonds, Series 2006C-2, 4.550%, 12/01/31
                 (Alternative Minimum Tax)

          465   Georgia Housing and Finance Authority, Single Family Mortgage          6/11 at 100.00        AAA            469,236
                 Resolution 1 Bonds, Series 2001B-2, 5.400%, 12/01/31
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
          635   Total Housing/Single Family                                                                                 619,919
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 2.8% (1.9% OF TOTAL INVESTMENTS)

        2,190   Cobb County Development Authority, Georgia, Solid Waste Disposal       4/16 at 101.00        BBB          1,784,149
                 Revenue Bonds, Georgia Waste Management Project, Series 2004A,
                 5.000%, 4/01/33 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 1.6% (1.0% OF TOTAL INVESTMENTS)

        1,000   Fulton County Residential Care Facilities Authority, Georgia, Revenue  7/17 at 100.00        N/R            792,500
                 Bonds, Elderly Care, Lenbrook Square Project, Series 2006A,
                 5.125%, 7/01/42

          250   Medical Center Hospital Authority, Georgia, Revenue Bonds, Spring        No Opt. Call        N/R            249,953
                 Harbor at Green Island, Series 2007, 5.000%, 7/01/11

------------------------------------------------------------------------------------------------------------------------------------
        1,250   Total Long-Term Care                                                                                      1,042,453
------------------------------------------------------------------------------------------------------------------------------------


                MATERIALS - 2.6% (1.6% OF TOTAL INVESTMENTS)

        1,000   Richmond County Development Authority, Georgia, Environmental          2/11 at 101.00        BBB            991,220
                 Improvement Revenue Bonds, International Paper Company,
                 Series 2001A, 6.250%, 2/01/25 (Alternative Minimum Tax)

          250   Richmond County Development Authority, Georgia, Environmental          2/12 at 101.00        BBB            240,435
                 Improvement Revenue Refunding Bonds, International Paper
                 Company, Series 2002A, 6.000%, 2/01/25 (Alternative
                 Minimum Tax)

          370   Savannah Economic Development Authority, Georgia, Pollution              No Opt. Call       Baa3            387,568
                 Control Revenue Bonds, Union Camp Corporation, Series 1995,
                 6.150%, 3/01/17

------------------------------------------------------------------------------------------------------------------------------------
        1,620   Total Materials                                                                                           1,619,223
------------------------------------------------------------------------------------------------------------------------------------


                                       32

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 19.6% (13.1% OF TOTAL INVESTMENTS)

$         600   Cherokee County Resource Recovery Development Authority,               7/17 at 100.00        AAA        $   579,462
                 Georgia, Solid Waste Disposal Revenue Bonds, Ball Ground
                 Recycling LLC Project, Series 2007A, 5.000%, 7/01/37 -
                 AMBAC Insured (Alternative Minimum Tax)

          900   Decatur, Georgia, General Obligation Bonds, Series 2007,               1/17 at 100.00        AAA            933,021
                 5.000%, 1/01/31 - FSA Insured

        1,000   Forsyth County, Georgia, General Obligation Bonds, Series 2004,        3/14 at 101.00        AA+          1,086,230
                 5.250%, 3/01/19

        1,700   Georgia State, General Obligation Bonds, Series 2007, 5.000%, 8/01/24  8/17 at 100.00        AAA          1,809,174

          750   Georgia, General Obligation Bonds, Series 1998D, 5.250%, 10/01/15        No Opt. Call        AAA            845,348

        1,000   Georgia, General Obligation Bonds, Series 2005B, 5.000%, 7/01/15         No Opt. Call        AAA          1,108,610

          700   Gwinnett County School District, Georgia, General Obligation Bonds,    2/18 at 100.00        Aaa            753,200
                 Series 2008, Trust 2868, 10.907%, 2/01/36 (IF)

                Oconee County, Georgia, General Obligation Bonds, Recreation Project,
                Series 2003:
        1,410    5.500%, 1/01/23 - AMBAC Insured                                       1/13 at 101.00        Aaa          1,534,630
        1,470    5.250%, 1/01/26 - AMBAC Insured                                       1/13 at 101.00        Aaa          1,549,777

        1,200   Paulding County School District, Georgia, General Obligation           2/17 at 100.00        AA+          1,233,924
                 Bonds, Series 2007, 5.000%, 2/01/33

        1,000   Wayne County Hospital Authority, Georgia, Hospital Revenue Bonds,      3/16 at 100.00         A3          1,010,810
                 Series 2006, 5.000%, 3/01/23 - XLCA Insured

------------------------------------------------------------------------------------------------------------------------------------
       11,730   Total Tax Obligation/General                                                                             12,444,186
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 19.7% (13.1% OF TOTAL INVESTMENTS)

          120   Atlanta, Georgia, Tax Allocation Bonds Atlanta Station Project,       12/17 at 100.00        AAA            123,011
                 Series 2007, 5.000%, 12/01/23 - AGC Insured

          250   Atlanta, Georgia, Tax Allocation Bonds, Eastside Project,              7/15 at 100.00        N/R            240,108
                 Series 2005B, 5.400%, 1/01/20

          395   Atlanta, Georgia, Tax Allocation Bonds, Princeton Lakes Project,       1/16 at 100.00        N/R            357,834
                 Series 2006, 5.500%, 1/01/31

          750   Georgia Municipal Association Inc., Certificates of Participation,     6/12 at 101.00        AAA            759,128
                 Atlanta Court Project, Series 2002, 5.125%, 12/01/21 -
                 AMBAC Insured

        2,500   Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax         No Opt. Call        AAA          2,908,375
                 Revenue Refunding Bonds, Series 1992P, 6.250%, 7/01/20 -
                 AMBAC Insured

          500   Puerto Rico Infrastructure Financing Authority, Special Tax Revenue    7/15 at 100.00       BBB-            488,900
                 Bonds, Series 2005B, 5.000%, 7/01/41

        2,500   Puerto Rico Municipal Finance Agency, Series 2002A,                    8/12 at 100.00        AAA          2,538,350
                 5.000%, 8/01/27 - FSA Insured

        5,000   Puerto Rico Public Buildings Authority, Guaranteed Government            No Opt. Call         A+          5,068,346
                 Facilities Revenue Refunding Bonds, Series 2002F,
                 5.250%, 7/01/21 - CIFG Insured

------------------------------------------------------------------------------------------------------------------------------------
       12,015   Total Tax Obligation/Limited                                                                             12,484,052
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 5.9% (4.0% OF TOTAL INVESTMENTS)

        3,650   Atlanta, Georgia, Airport General Revenue Refunding Bonds,             1/10 at 101.00         A+          3,769,757
                 Series 2000A, 5.500%, 1/01/21 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 14.9% (9.9% OF TOTAL INVESTMENTS) (4)

        1,000   Augusta, Georgia, Water and Sewerage Revenue Bonds,                   10/12 at 100.00        AAA          1,091,870
                 Series 2002, 5.250%, 10/01/22 (Pre-refunded 10/01/12) -
                 FSA Insured

        1,000   Cherokee County School System, Georgia, General Obligation             8/13 at 100.00        AAA          1,089,670
                 Bonds, Series 2003, 5.000%, 8/01/16 (Pre-refunded 8/01/13) -
                 MBIA Insured


                                       33

NKG
Nuveen Georgia Dividend Advantage Municipal Fund 2 (continued)
Portfolio of INVESTMENTS May 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

                DeKalb County, Georgia, Water and Sewerage Revenue Bonds,
                Series 2000:
$       1,000    5.125%, 10/01/31 (Pre-refunded 10/01/10) - MBIA Insured              10/10 at 101.00        AAA        $ 1,071,330
        2,000    5.375%, 10/01/35 (Pre-refunded 10/01/10)                             10/10 at 101.00        AAA          2,153,940

        1,300   Fairburn, Georgia, Combined Utility Revenue Bonds, Series 2000,       10/10 at 101.00     A- (4)          1,410,149
                 5.750%, 10/01/20 (Pre-refunded 10/01/10)

        1,305   Gainesville and Hall County Hospital Authority, Georgia, Revenue       5/11 at 100.00     A- (4)          1,395,149
                 Anticipation Certificates, Northeast Georgia Health Services Inc.,
                 Series 2001, 5.500%, 5/15/31 (Pre-refunded 5/15/11)

        1,100   Private Colleges and Universities Authority, Georgia, Revenue         10/11 at 102.00   Baa2 (4)          1,222,111
                 Bonds, Mercer University, Series 2001, 5.750%, 10/01/31
                 (Pre-refunded 10/01/11)

------------------------------------------------------------------------------------------------------------------------------------
        8,705   Total U.S. Guaranteed                                                                                     9,434,219
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 4.9% (3.3% OF TOTAL INVESTMENTS)

        1,000   Elberton, Georgia, Combined Utility System Revenue Refunding           1/12 at 100.00        Aaa          1,032,050
                 and Improvement Bonds, Series 2001, 5.000%, 1/01/22 -
                 AMBAC Insured

        1,000   Georgia Municipal Electric Authority, General Power Revenue Bonds,     1/17 at 100.00        AAA          1,030,220
                 Project 1, Series 2007A, 5.000%, 1/01/25 - MBIA Insured

        1,000   Municipal Electric Authority of Georgia, Project One Subordinated      1/13 at 100.00        AAA          1,036,400
                 Lien Revenue Bonds, Series 2003A, 5.000%, 1/01/22 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        3,000   Total Utilities                                                                                           3,098,670
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 31.2% (20.7% OF TOTAL INVESTMENTS)

                Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2004:
          500    5.250%, 11/01/15 - FSA Insured                                       11/14 at 100.00        AAA            550,600
        1,700    5.000%, 11/01/37 - FSA Insured                                       11/14 at 100.00        AAA          1,728,849

        3,500   Augusta, Georgia, Water and Sewerage Revenue Bonds, Series 2002,      10/12 at 100.00        AAA          3,580,500
                 5.000%, 10/01/27 - FSA Insured

        1,990   Cherokee County Water and Sewerage Authority, Georgia, Revenue         8/18 at 100.00        AAA          2,050,695
                 Bonds, Series 2001, 5.000%, 8/01/35 - FSA Insured

                Coweta County Water and Sewer Authority, Georgia, Revenue Bonds,
                Series 2007:
          500    5.000%, 6/01/32                                                       6/18 at 100.00        Aa3            513,870
          500    5.000%, 6/01/37                                                       6/18 at 100.00        Aa3            512,260

        1,000   Douglasville-Douglas County Water and Sewer Authority, Georgia,       12/15 at 100.00        AAA          1,030,250
                 Water and Sewer Revenue Bonds, Series 2005, 5.000%, 6/01/29 -
                 MBIA Insured

          445   Douglasville-Douglas County Water and Sewer Authority, Georgia,        6/17 at 100.00        AAA            456,681
                 Water and Sewer Revenue Bonds, Series 2007, 5.000%, 6/01/37 -
                 MBIA Insured

        4,000   Forsyth County Water and Sewerage Authority, Georgia, Revenue          4/13 at 100.00        AA+          4,068,440
                 Bonds, Series 2002, 5.000%, 4/01/32

          375   Forsyth County Water and Sewerage Authority, Georgia, Revenue          4/17 at 100.00        AAA            384,671
                 Bonds, Series 2007, 5.000%, 4/01/37 - FSA Insured

          950   Fulton County, Georgia, Water and Sewerage Revenue Bonds,              7/08 at 101.00        AA-            960,944
                 Series 1998, 5.000%, 1/01/16 - FGIC Insured


                                       34

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       3,100   Harris County, Georgia, Water System Revenue Bonds, Series 2002,      12/12 at 100.00        Aaa        $ 3,217,397
                 5.000%, 12/01/22 - AMBAC Insured

          685   Walton County Water and Sewerage Authority, Georgia, Revenue           2/18 at 100.00        Aaa            703,461
                 Bonds, The Oconee-Hard Creek Resevoir Project, Series 2008,
                 5.000%, 2/01/38 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       19,245   Total Water and Sewer                                                                                    19,758,618
------------------------------------------------------------------------------------------------------------------------------------
$      93,270   Total Investments (cost $95,472,262) - 150.4%                                                            95,339,233
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.6%                                                                      1,062,358
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.0)% (5)                                                    (33,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $63,401,591
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Preferred Shares, at Liquidation Value as a percentage of total investments is (34.6)%.

               N/R  Not rated.

              (IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

NNC
Nuveen North Carolina Premium Income Municipal Fund
Portfolio of INVESTMENTS
                                                                    May 31, 2008

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 23.6% (15.1% OF TOTAL INVESTMENTS)

$       1,000   North Carolina Capital Facilities Financing Agency, Housing            6/13 at 100.00        AAA        $ 1,019,040
                 Revenue Bonds, Elizabeth City State University, Series 2003A,
                 5.000%, 6/01/28 - AMBAC Insured

        2,500   North Carolina Capital Facilities Financing Agency, Revenue Bonds,    10/15 at 100.00        AA+          2,561,525
                 Duke University, Series 2005A, 5.000%, 10/01/41

          970   North Carolina Capital Facilities Financing Agency, Revenue Bonds,     4/13 at 100.00         A-            986,063
                 Johnson and Wales University, Series 2003A, 5.250%, 4/01/23 -
                 XLCA Insured

        2,285   North Carolina State University at Raleigh, General Revenue Bonds,    10/13 at 100.00         AA          2,468,531
                 Series 2003A, 5.000%, 10/01/15

        1,530   University of North Carolina System, Pooled Revenue Bonds,               No Opt. Call        AAA          1,648,896
                 Series 2005A, 5.000%, 4/01/15 - AMBAC Insured

          580   University of North Carolina System, Pooled Revenue Refunding         10/12 at 100.00        AAA            608,838
                 Bonds, Series 2002A, 5.375%, 4/01/22 - AMBAC Insured

                University of North Carolina Wilmington, Certificates of
                Participation, Student Housing Project Revenue Bonds, Series
                2006:
        1,430    5.000%, 6/01/23 - FGIC Insured                                        6/16 at 100.00         A-          1,460,245
        1,505    5.000%, 6/01/24 - FGIC Insured                                        6/16 at 100.00         A-          1,531,804

                University of North Carolina, Chapel Hill, System Net Revenue Bonds,
                Series 2003:
        2,380    5.000%, 12/01/19                                                     12/13 at 100.00        AA+          2,532,153
        2,725    5.000%, 12/01/21                                                     12/13 at 100.00        AA+          2,861,141
        1,500    5.000%, 12/01/23                                                     12/13 at 100.00        AA+          1,574,940

        1,675   University of North Carolina, Wilmington, General Revenue Bonds,       1/12 at 101.00        Aaa          1,714,162
                 Series 2002A, 5.000%, 1/01/23 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       20,080   Total Education and Civic Organizations                                                                  20,967,338
------------------------------------------------------------------------------------------------------------------------------------


                ENERGY - 1.7% (1.1% OF TOTAL INVESTMENTS)

        1,500   Virgin Islands Public Finance Authority, Revenue Bonds, Refinery       1/14 at 100.00        BBB          1,502,356
                 Project - Hovensa LLC, Series 2003, 6.125%, 7/01/22
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 21.9% (14.0% OF TOTAL INVESTMENTS)

        1,145   Albemarle Hospital Authority, North Carolina, Health Care Facilities  10/17 at 100.00       BBB-          1,103,173
                 Revenue Bonds, Series 2007, 5.250%, 10/01/27

        1,000   Johnston Memorial Hospital Authority, North Carolina, Mortgage         4/18 at 100.00        AAA          1,030,930
                 Revenue Bonds, Johnston Memorial Hospital Project, Series 2008,
                 5.250%, 10/01/36 (WI/DD, Settling 6/11/08) - FSA Insured

        2,000   North Carolina Medical Care Commission, Healthcare Facilities         11/13 at 100.00        AA-          2,077,060
                 Revenue Bonds, Novant Health Obligated Group, Series 2003A,
                 5.000%, 11/01/19

        2,000   North Carolina Medical Care Commission, Healthcare Facilities         10/09 at 101.00         A-          2,051,320
                 Revenue Bonds, Stanly Memorial Hospital, Series 1999,
                 6.375%, 10/01/29


                                       36

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

                North Carolina Medical Care Commission, Healthcare Facilities
                Revenue Bonds, Union Regional Medical Center, Series 2002A:
$       1,000    5.500%, 1/01/19                                                       1/12 at 100.00          A        $ 1,022,430
          550    5.500%, 1/01/20                                                       1/12 at 100.00          A            561,974
        1,750    5.375%, 1/01/32                                                       1/12 at 100.00          A          1,750,753

        1,615   North Carolina Medical Care Commission, Hospital Revenue Bonds,       10/08 at 101.00         AA          1,585,817
                 FirstHealth of the Carolinas Inc., Series 1998, 4.750%, 10/01/26

        3,000   North Carolina Medical Care Commission, Hospital Revenue Bonds,        6/12 at 101.00          A          3,001,950
                 Southeastern Regional Medical Center, Series 2002,
                 5.375%, 6/01/32

        1,500   North Carolina Medical Care Commission, Hospital Revenue Bonds,       11/17 at 100.00         A-          1,479,765
                 Wilson Medical Center, Series 2007, 5.000%, 11/01/27

        1,645   North Carolina Medical Care Commission, Revenue Bonds,                 1/15 at 100.00         A+          1,626,560
                 Blue Ridge Healthcare System, Series 2005, 5.000%, 1/01/33 -
                 FGIC Insured

                North Carolina Medical Care Commission, Revenue Bonds,
                Cleveland County Healthcare System, Series 2004A:
          600    5.250%, 7/01/20 - AMBAC Insured                                       7/14 at 100.00        AAA            625,482
          500    5.250%, 7/01/22 - AMBAC Insured                                       7/14 at 100.00        AAA            517,330

          300   Northern Hospital District of Surry County, North Carolina,            4/18 at 100.00        BBB            304,146
                 Health Care Facilities Revenue Bonds, Series 2008,
                 6.250%, 10/01/38

          685   Onslow County Hospital Authority, North Carolina, FHA Insured         10/16 at 100.00        AAA            691,932
                 Mortgage Revenue Bonds, Onslow Memorial Hospital Project,
                 Series 2006, 5.000%, 4/01/31 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       19,290   Total Health Care                                                                                        19,430,622
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 3.7% (2.3% OF TOTAL INVESTMENTS)

        1,000   Asheville Housing Authority, North Carolina, GNMA-Collateralized      11/08 at 101.00        AA-          1,000,950
                 Multifamily Housing Revenue Bonds, Woodridge Apartments,
                 Series 1997, 5.800%, 11/20/39 (Alternative Minimum Tax)

        2,290   Mecklenburg County, North Carolina, FNMA Multifamily Housing           7/13 at 105.00        AAA          2,254,276
                 Revenue Bonds, Little Rock Apartments, Series 2003,
                 5.375%, 1/01/36 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        3,290   Total Housing/Multifamily                                                                                 3,255,226
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 7.8% (5.0% OF TOTAL INVESTMENTS)

        1,080   North Carolina Housing Finance Agency, Home Ownership                  7/10 at 100.00        AAA          1,079,222
                 Revenue Bonds, 1998 Trust Agreement, Series 10A,
                 5.400%, 7/01/32 - AMBAC Insured (Alternative Minimum Tax)

        2,735   North Carolina Housing Finance Agency, Home Ownership Revenue          7/09 at 100.00         AA          2,798,561
                 Bonds, 1998 Trust Agreement, Series 6A, 6.200%, 1/01/29
                 (Alternative Minimum Tax)

        1,000   North Carolina Housing Finance Agency, Home Ownership Revenue          1/17 at 100.00         AA            916,490
                 Bonds, Series 2007-29A, 4.800%, 7/01/33 (Alternative Minimum Tax)

          835   North Carolina Housing Finance Agency, Home Ownership Revenue          7/16 at 100.00         AA            769,469
                 Bonds, Series 25-A, 4.900%, 7/01/37 (Alternative Minimum Tax)

        1,370   North Carolina Housing Finance Agency, Single Family Revenue           9/08 at 100.00         AA          1,407,031
                 Bonds, Series 1996HH, 6.300%, 3/01/26 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        7,020   Total Housing/Single Family                                                                               6,970,773
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 0.4% (0.2% OF TOTAL INVESTMENTS)

          375   North Carolina Medical Care Commission, Revenue Bonds,                 1/16 at 100.00        N/R            340,631
                 Pines at Davidson, Series 2006A, 5.000%, 1/01/36
------------------------------------------------------------------------------------------------------------------------------------


                                       37

NNC
Nuveen North Carolina Premium Income Municipal Fund (continued)
Portfolio of INVESTMENTS May 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MATERIALS - 1.3% (0.8% OF TOTAL INVESTMENTS)

$       1,425   Gaston County Industrial Facilities and Pollution Control Financing    8/15 at 100.00        N/R        $ 1,138,133
                 Authority, North Carolina, National Gypsum Company Project
                 Exempt Facilities Revenue Bonds, Series 2005, 5.750%, 8/01/35
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 11.3% (7.2% OF TOTAL INVESTMENTS)

        1,890   Craven County, North Carolina, General Obligation Bonds,               5/12 at 101.00        AAA          1,957,360
                 Series 2002, 5.000%, 5/01/21 -  AMBAC Insured

        4,285   Durham County, North Carolina, General Obligation Bonds,               4/12 at 100.00        AAA          4,547,328
                 Series 2002B, 5.000%, 4/01/16

        2,820   Durham, North Carolina, General Obligation Bonds,                      4/17 at 100.00        AAA          3,040,637
                 Series 2007, 5.000%, 4/01/21 (4)

          500   North Carolina, General Obligation Bonds, Series 2004A,                3/14 at 100.00        AAA            528,810
                 5.000%, 3/01/22

------------------------------------------------------------------------------------------------------------------------------------
        9,495   Total Tax Obligation/General                                                                             10,074,135
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 38.2% (24.4% OF TOTAL INVESTMENTS)

        1,330   Cabarrus County, North Carolina, Certificates of Participation,        2/13 at 100.00        AA-          1,407,991
                 Series 2002, 5.250%, 2/01/17

        1,800   Catawba County, North Carolina, Certificates of Participation,         6/14 at 100.00        Aaa          1,873,980
                 Series 2004, 5.250%, 6/01/21 - MBIA Insured

        1,700   Charlotte, North Carolina, Certificates of Participation, Governmental 6/13 at 100.00        AA+          1,760,588
                 Facilities Projects, Series 2003G, 5.375%, 6/01/26

          950   Charlotte, North Carolina, Certificates of Participation, Transit      6/18 at 100.00        AA+            973,294
                 Projects Phase 2, Series 2008A, 5.000%, 6/01/33
                 (WI/DD, Settling 6/04/08)

        1,500   Charlotte, North Carolina, Certificates of Participation, Transit      6/13 at 100.00        AA+          1,513,200
                 Projects, Series 2003A, 5.000%, 6/01/33

                Charlotte, North Carolina, Storm Water Fee Revenue Bonds,
                Series 2002:
        1,050    5.250%, 6/01/20                                                       6/12 at 101.00        AAA          1,124,162
        1,750    5.000%, 6/01/25                                                       6/12 at 101.00        AAA          1,809,220

        1,400   Craven County, North Carolina, Certificates of Participation,          6/17 at 100.00        AAA          1,437,786
                 Series 2007, 5.000%, 6/01/27 - MBIA Insured

        1,000   Davidson County, North Carolina, Certificates of Participation,          No Opt. Call        AAA          1,087,180
                 Series 2004, 5.250%, 6/01/14 - AMBAC Insured

                Lee County, North Carolina, Certificates of Participation,
                Public Schools and Community College, Series 2004:
        1,715    5.250%, 4/01/18 - FSA Insured                                         4/14 at 100.00        AAA          1,843,042
          500    5.250%, 4/01/20 - FSA Insured                                         4/14 at 100.00        AAA            531,630
        1,000    5.250%, 4/01/22 - FSA Insured                                         4/14 at 100.00        AAA          1,053,790

        2,600   North Carolina Infrastructure Finance Corporation, Certificates        2/15 at 100.00        AA+          2,753,556
                 of Participation, Capital Improvements, Series 2005A,
                 5.000%, 2/01/19

        1,500   North Carolina Infrastructure Finance Corporation, Certificates        2/14 at 100.00        AA+          1,548,435
                 of Participation, Correctional Facilities, Series 2004A,
                 5.000%, 2/01/23

        1,500   North Carolina, Certificates of Participation, Repair and Renovation   6/14 at 100.00        AA+          1,559,535
                 Project, Series 2004B, 5.000%, 6/01/20

                North Carolina, Certificates of Participation, Series 2003:
        1,130    5.250%, 6/01/21                                                       6/13 at 100.00        AA+          1,177,856
        1,000    5.250%, 6/01/23                                                       6/13 at 100.00        AA+          1,033,260

        2,000   Puerto Rico Highway and Transportation Authority, Grant Anticipation   3/14 at 100.00        AAA          2,058,880
                 Revenue Bonds, Series 2004, 5.000%, 9/15/21 - MBIA Insured
        1,000   Puerto Rico Public Buildings Authority, Guaranteed Government            No Opt. Call       BBB-          1,035,220
                 Facilities Revenue Bonds, Series 2003H, 5.250%, 7/01/15 -
                 FGIC Insured

          285   Raleigh, North Carolina, Certificates of Participation, Series 2007,   2/17 at 100.00        AA+            293,881
                 5.000%, 2/01/27


                                       38

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,000   Randolph County, North Carolina, Certificates of Participation,        6/14 at 102.00        AAA        $ 1,066,210
                 Series 2004, 5.000%, 6/01/20 - FSA Insured

        1,000   Rutherford County, North Carolina, Certificates of Participation,     12/17 at 100.00        AAA          1,043,820
                 Series 2007, 5.000%, 12/01/27 - FSA Insured

        1,950   Sampson County, North Carolina, Certificates of Participation,         6/17 at 100.00        Aaa          2,005,536
                 Series 2006, 5.000%, 6/01/34 - FSA Insured (UB)

        1,200   Wilmington, North Carolina, Certificates of Participation,             6/18 at 100.00         AA          1,230,396
                 Series 2008A, 5.000%, 6/01/29

          700   Wilson County, North Carolina, Certificates of Participation,          4/17 at 100.00        AAA            716,527
                 School Facilities Project, Series 2007, 5.000%, 4/01/25 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       32,560   Total Tax Obligation/Limited                                                                             33,938,975
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 7.0% (4.5% OF TOTAL INVESTMENTS)

                Charlotte, North Carolina, Airport Revenue Bonds, Series 2004A:
          600    5.250%, 7/01/24 - MBIA Insured                                        7/14 at 100.00        AAA            630,216
        2,710    5.000%, 7/01/29 - MBIA Insured                                        7/14 at 100.00        AAA          2,735,339

          500   Piedmont Triad Airport Authority, North Carolina, Airport Revenue      7/15 at 100.00         A2            510,290
                 Bonds, Series 2005A, 5.000%, 7/01/20 - XLCA Insured

        2,250   Raleigh Durham Airport Authority, North Carolina, Airport Revenue      5/11 at 101.00        Aa3          2,335,883
                 Bonds, Series 2001A, 5.250%, 11/01/16 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        6,060   Total Transportation                                                                                      6,211,728
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 14.3% (9.1% OF TOTAL INVESTMENTS) (5)

          250   Charlotte-Mecklenburg Hospital Authority, North Carolina,              1/15 at 100.00    AA- (5)            272,040
                 Healthcare System Revenue Bonds, DBA Carolinas Healthcare
                 System, Series 2005A, 5.000%, 1/15/45 (Pre-refunded 1/15/15)

          750   Johnston County Finance Corporation, North Carolina, Installment       8/09 at 101.00        AAA            785,295
                 Payment Revenue Bonds, School and Museum Projects,
                 Series 1999, 5.250%, 8/01/21 (Pre-refunded 8/01/09) -
                 FSA Insured

        1,530   North Carolina Medical Care Commission, Health System Revenue         10/11 at 101.00     AA (5)          1,661,213
                 Bonds, Mission St. Joseph's Health System, Series 2001,
                 5.250%, 10/01/31 (Pre-refunded 10/01/11)

          735   North Carolina Medical Care Commission, Revenue Bonds,                11/14 at 100.00     AA (5)            808,875
                 Northeast Medical Center, Series 2004, 5.000%, 11/01/24
                 (Pre-refunded 11/01/14)

          810   North Carolina Municipal Power Agency 1, Catawba Electric                No Opt. Call        AAA            880,089
                 Revenue Bonds, Series 1980, 10.500%, 1/01/10 (ETM)

        4,260   North Carolina Municipal Power Agency 1, Catawba Electric                No Opt. Call        AAA          4,643,098
                 Revenue Bonds, Series 1986, 5.000%, 1/01/20 (ETM)

        1,000   North Carolina, General Obligation Bonds, Series 2000A,                9/10 at 102.00        AAA          1,079,050
                 5.100%, 9/01/16 (Pre-refunded 9/01/10)

          420   University of North Carolina System, Pooled Revenue Refunding         10/12 at 100.00        Aaa            461,063
                 Bonds, Series 2002A, 5.375%, 4/01/22 (Pre-refunded 10/01/12) -
                 AMBAC Insured

        2,000   Winston-Salem, North Carolina, Water and Sewerage System               6/12 at 100.00        AAA          2,154,660
                 Revenue Bonds, Series 2002A, 5.000%, 6/01/18
                 (Pre-refunded 6/01/12)

------------------------------------------------------------------------------------------------------------------------------------
       11,755   Total U.S. Guaranteed                                                                                    12,745,383
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 13.0% (8.3% OF TOTAL INVESTMENTS)

        3,000   North Carolina Eastern Municipal Power Agency, Power System            1/13 at 100.00       Baa1          3,150,810
                 Revenue Bonds, Series 2003F, 5.500%, 1/01/15

        1,000   North Carolina Eastern Municipal Power Agency, Power System            1/16 at 100.00        AAA          1,049,680
                 Revenue Bonds, Series 2005, 5.250%, 1/01/20 - AMBAC Insured

        4,000   North Carolina Municipal Power Agency 1, Catawba Electric              1/10 at 101.00         A2          4,195,920
                 Revenue Bonds, Series 1999B, 6.500%, 1/01/20


                                       39

NNC
Nuveen North Carolina Premium Income Municipal Fund (continued)
Portfolio of INVESTMENTS May 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)

$       2,000   North Carolina Municipal Power Agency 1, Catawba Electric              1/13 at 100.00        AAA        $ 2,140,040
                 Revenue Bonds, Series 2003A, 5.250%, 1/01/15 - AMBAC Insured

        1,000   Wake County Industrial Facilities and Pollution Control Financing      2/12 at 101.00         A2          1,037,720
                 Authority, North Carolina, Revenue Refunding Bonds, Carolina
                 Power and Light Company, Series 2002, 5.375%, 2/01/17

------------------------------------------------------------------------------------------------------------------------------------
       11,000   Total Utilities                                                                                          11,574,170
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 9.1% (5.8% OF TOTAL INVESTMENTS)

        1,605   Broad River Water Authority, North Carolina, Water System Revenue      6/15 at 100.00         A3          1,624,758
                 Bonds, Series 2005, 5.000%, 6/01/20 - XLCA Insured

          500   Brunswick County, North Carolina, Enterprise System Revenue            4/18 at 100.00        AAA            516,050
                 Bonds, Series 2008A, 5.000%, 4/01/31 - FSA Insured

           50   Charlotte, North Carolina, Water and Sewerage System Revenue           6/11 at 101.00        AAA             51,599
                 Bonds, Series 2001, 5.125%, 6/01/26

        1,295   Greensboro, North Carolina, Combined Enterprise System Revenue         6/15 at 100.00        AAA          1,349,312
                 Bonds, Series 2005A, 5.000%, 6/01/26

          500   Onslow County, North Carolina, Combined Enterprise System Revenue      6/14 at 100.00          A            508,025
                 Bonds, Series 2004B, 5.000%, 6/01/23 - XLCA Insured

        3,865   Winston-Salem, North Carolina, Water and Sewer System Revenue          6/17 at 100.00        AAA          3,995,212
                 Bonds, Series 2007A, 5.000%, 6/01/37 (UB)

------------------------------------------------------------------------------------------------------------------------------------
        7,815   Total Water and Sewer                                                                                     8,044,956
------------------------------------------------------------------------------------------------------------------------------------
$     131,665   Total Long-Term Investments (cost $134,800,184) - 153.3%                                                 136,194,426
=============-----------------------------------------------------------------------------------------------------------------------

                SHORT-TERM INVESTMENTS -- 3.5% (2.2% OF TOTAL INVESTMENTS)

$       3,125   North Carolina Medical Care Commission, Revenue Bonds,                                       Aa3          3,125,000
                 North Carolina Baptist Hospitals Inc., Variable Rate Demand
                 Obligations, Series 2002, 2.700%, 6/01/34 - MBIA Insured (6)
=============-----------------------------------------------------------------------------------------------------------------------
                Total Short-Term Investments (cost $3,125,000)                                                            3,125,000
                --------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $137,925,184) - 156.8%                                                          139,319,426
                --------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (4.4)%                                                                       (3,870,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.3%                                                                        177,304
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.7)% (7)                                                    (46,800,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $88,826,730
                ====================================================================================================================

FUTURES CONTRACTS OUTSTANDING AT MAY 31, 2008:
                                                                                                            UNREALIZED
                                CONTRACT        NUMBER OF         CONTRACT            VALUE AT            APPRECIATION
TYPE                            POSITION        CONTRACTS       EXPIRATION        MAY 31, 2008           (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bond                  Long               16             9/08          $1,816,000                 $(5,056)
=======================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Portion of investment, with an aggregate market value of $32,347, has been pledged to collateralize the net payment obligations under futures contracts.

               (5) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (6) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

               (7) Preferred Shares, at Liquidation Value as a percentage of total investments is (33.6)%.

               N/R  Not rated.

             WI/DD  Purchased on a when-issued or delayed delivery basis.

             (ETM)  Escrowed to maturity.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NRB
Nuveen North Carolina Dividend Advantage Municipal Fund
Portfolio of INVESTMENTS
                                                                    May 31, 2008

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 18.9% (11.1% OF TOTAL INVESTMENTS)

$         380   North Carolina Capital Facilities Financing Agency, Revenue Bonds,    10/11 at 100.00        AA+        $   393,327
                 Duke University, Series 2001A, 5.125%, 10/01/26

          500   North Carolina Capital Facilities Financing Agency, Revenue Bonds,     9/11 at 101.00       Baa2            501,555
                 High Point University, Series 2001, 5.125%, 9/01/18

        1,430   University of North Carolina System, Pooled Revenue Refunding         10/12 at 100.00        AAA          1,533,189
                 Bonds, Series 2002A, 5.375%, 4/01/17 - AMBAC Insured

        1,750   University of North Carolina, Chapel Hill, System Net Revenue          6/11 at 100.00        AA+          1,811,583
                 Bonds, Series 2001A, 5.000%, 12/01/25 - MBIA Insured

        1,845   University of North Carolina, Chapel Hill, System Net Revenue            No Opt. Call        AA+          1,986,567
                 Bonds, Series 2002B, 5.000%, 12/01/11

------------------------------------------------------------------------------------------------------------------------------------
        5,905   Total Education and Civic Organizations                                                                   6,226,221
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 20.8% (12.2% OF TOTAL INVESTMENTS)

          555   Albemarle Hospital Authority, North Carolina, Health Care Facilities  10/17 at 100.00       BBB-            507,930
                 Revenue Bonds, Series 2007, 5.250%, 10/01/38

          250   Johnston Memorial Hospital Authority, North Carolina, Mortgage         4/18 at 100.00        AAA            257,733
                 Revenue Bonds, Johnston Memorial Hospital Project, Series 2008,
                 5.250%, 10/01/36 (WI/DD, Settling 6/11/08) - FSA Insured

        1,110   North Carolina Medical Care Commission, Healthcare Facilities          1/12 at 100.00          A          1,146,896
                 Revenue Bonds, Union Regional Medical Center, Series 2002A,
                 5.250%, 1/01/15

        2,500   North Carolina Medical Care Commission, Healthcare Revenue            11/08 at 100.00        AA-          2,502,596
                 Bonds, Carolina Medicorp, Series 1996, 5.250%, 5/01/26

        1,500   North Carolina Medical Care Commission, Hospital Revenue               6/12 at 101.00          A          1,519,725
                 Bonds, Southeastern Regional Medical Center, Series 2002,
                 5.250%, 6/01/22

          500   North Carolina Medical Care Commission, Hospital Revenue              11/17 at 100.00         A-            506,350
                 Bonds, Wilson Medical Center, Series 2007, 5.000%, 11/01/20

          250   North Carolina Medical Care Commission, Revenue Bonds,                 1/15 at 100.00         A+            247,198
                 Blue Ridge Healthcare System, Series 2005, 5.000%, 1/01/33 -
                 FGIC Insured

          150   Northern Hospital District of Surry County, North Carolina,            4/18 at 100.00        BBB            152,073
                 Health Care Facilities Revenue Bonds, Series 2008,
                 6.250%, 10/01/38

------------------------------------------------------------------------------------------------------------------------------------
        6,815   Total Health Care                                                                                         6,840,501
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 5.2% (3.0% OF TOTAL INVESTMENTS)

          430   North Carolina Housing Finance Agency, Home Ownership Revenue          7/10 at 100.00        AAA            429,690
                 Bonds, 1998 Trust Agreement, Series 10A, 5.400%, 7/01/32 -
                 AMBAC Insured (Alternative Minimum Tax)

          730   North Carolina Housing Finance Agency, Home Ownership Revenue          7/09 at 100.00         AA            731,526
                 Bonds, 1998 Trust Agreement, Series 5A, 5.625%, 7/01/30
                 (Alternative Minimum Tax)

          250   North Carolina Housing Finance Agency, Home Ownership Revenue          1/17 at 100.00         AA            229,123
                 Bonds, Series 2007-29A, 4.800%, 7/01/33 (Alternative Minimum Tax)

          330   North Carolina Housing Finance Agency, Home Ownership Revenue          7/16 at 100.00         AA            304,102
                 Bonds, Series 25-A, 4.900%, 7/01/37 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,740   Total Housing/Single Family                                                                               1,694,441
------------------------------------------------------------------------------------------------------------------------------------


                                       42

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 2.6% (1.5% OF TOTAL INVESTMENTS)

$         300   North Carolina Medical Care Commission, Health Care Facilities        10/16 at 100.00        N/R        $   298,695
                 Revenue Bonds, Presbyterian Homes, Series 2006B,
                 5.200%, 10/01/21

          200   North Carolina Medical Care Commission, Healthcare Facilities         10/16 at 100.00        N/R            195,966
                 Revenue Bonds, Presbyterian Homes, Series 2006,
                 5.400%, 10/01/27

          150   North Carolina Medical Care Commission, Revenue Bonds,                 1/16 at 100.00        N/R            136,253
                 Pines at Davidson, Series 2006A, 5.000%, 1/01/36

          250   North Carolina Medical Care Commission, Revenue Bonds,                 9/15 at 100.00        N/R            228,618
                 United Church Homes and Services, Series 2005A, 5.250%, 9/01/21

------------------------------------------------------------------------------------------------------------------------------------
          900   Total Long-Term Care                                                                                        859,532
------------------------------------------------------------------------------------------------------------------------------------


                MATERIALS - 1.3% (0.7% OF TOTAL INVESTMENTS)

          515   Gaston County Industrial Facilities and Pollution Control Financing    8/15 at 100.00        N/R            411,325
                 Authority, North Carolina, National Gypsum Company Project
                 Exempt Facilities Revenue Bonds, Series 2005, 5.750%, 8/01/35
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 9.8% (5.7% OF TOTAL INVESTMENTS)

        1,000   Durham, North Carolina, General Obligation Bonds, Series 2007,         4/17 at 100.00        AAA          1,078,240
                 5.000%, 4/01/21

                North Carolina, General Obligation Bonds, Series 2004A:
        1,000    5.000%, 3/01/18                                                       3/14 at 100.00        AAA          1,073,180
        1,000    5.000%, 3/01/22                                                       3/14 at 100.00        AAA          1,057,620

------------------------------------------------------------------------------------------------------------------------------------
        3,000   Total Tax Obligation/General                                                                              3,209,040
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 26.5% (15.6% OF TOTAL INVESTMENTS)

        1,400   Charlotte, North Carolina, Certificates of Participation,              6/13 at 100.00        AA+          1,449,896
                 Governmental Facilities Projects, Series 2003G,
                 5.375%, 6/01/26

          305   Charlotte, North Carolina, Certificates of Participation, Transit      6/18 at 100.00        AA+            312,479
                 Projects Phase 2, Series 2008A, 5.000%, 6/01/33
                 (WI/DD, Settling 6/04/08)

          160   Craven County, North Carolina, Certificates of Participation,          6/17 at 100.00        AAA            166,830
                 Series 2007, 5.000%, 6/01/23 - MBIA Insured

        1,870   Dare County, North Carolina, Certificates of Participation,           12/12 at 100.00        AAA          1,998,170
                 Series 2002, 5.250%, 6/01/15 - AMBAC Insured

        1,250   Davidson County, North Carolina, Certificates of Participation,        6/14 at 100.00        AAA          1,304,050
                 Series 2004, 5.250%, 6/01/21 - AMBAC Insured

        1,390   Durham, North Carolina, Certificates of Participation, Series 2005B,   6/15 at 100.00        AA+          1,427,989
                 5.000%, 6/01/25

          470   Raleigh, North Carolina, Certificates of Participation, Downtown       6/14 at 100.00        AA+            490,426
                 Improvement Project, Series 2004B, 5.000%, 6/01/20

          170   Raleigh, North Carolina, Certificates of Participation, Series 2007,   2/17 at 100.00        AA+            175,297
                 5.000%, 2/01/27

          150   Rutherford County, North Carolina, Certificates of Participation,     12/17 at 100.00        AAA            156,573
                 Series 2007, 5.000%, 12/01/27 - FSA Insured

          700   Sampson County, North Carolina, Certificates of Participation,         6/17 at 100.00        Aaa            719,936
                 Series 2006, 5.000%, 6/01/34 - FSA Insured (UB)

          250   Wilmington, North Carolina, Certificates of Participation,             6/18 at 100.00         AA            256,333
                 Series 2008A, 5.000%, 6/01/29

          250   Wilson County, North Carolina, Certificates of Participation,          4/17 at 100.00        AAA            255,903
                 School Facilities Project, Series 2007, 5.000%, 4/01/25 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        8,365   Total Tax Obligation/Limited                                                                              8,713,882
------------------------------------------------------------------------------------------------------------------------------------


                                       43

NRB
Nuveen North Carolina Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS May 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 6.2% (3.7% OF TOTAL INVESTMENTS)

$         450   Piedmont Triad Airport Authority, North Carolina, Airport Revenue      7/15 at 100.00         A2        $   459,261
                 Bonds, Series 2005A, 5.000%, 7/01/20 - XLCA Insured

        1,530   Raleigh Durham Airport Authority, North Carolina, Airport Revenue      5/11 at 101.00        Aa3          1,591,873
                 Bonds, Series 2001A, 5.250%, 11/01/18 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        1,980   Total Transportation                                                                                      2,051,134
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 17.6% (10.3% OF TOTAL INVESTMENTS) (4)

        1,000   Broad River Water Authority, North Carolina, Water System Revenue      6/10 at 101.00        Aaa          1,069,570
                 Bonds, Series 2000, 5.375%, 6/01/26 (Pre-refunded 6/01/10) -
                 MBIA Insured

          100   Charlotte-Mecklenburg Hospital Authority, North Carolina,              1/15 at 100.00    AA- (4)            108,816
                 Healthcare System Revenue Bonds, DBA Carolinas Healthcare
                 System, Series 2005A, 5.000%, 1/15/45 (Pre-refunded 1/15/15)

          500   Greensboro, North Carolina, Combined Enterprise System Revenue         6/11 at 101.00        AAA            540,040
                 Bonds, Series 2001A, 5.125%, 6/01/21 (Pre-refunded 6/01/11)

        1,620   North Carolina Capital Facilities Financing Agency, Revenue Bonds,    10/11 at 100.00        AAA          1,743,120
                 Duke University, Series 2001A, 5.125%, 10/01/26
                 (Pre-refunded 10/01/11)

          800   North Carolina Medical Care Commission, Health System Revenue         10/11 at 101.00     AA (4)            868,608
                 Bonds, Mission St. Joseph's Health System, Series 2001,
                 5.250%, 10/01/31 (Pre-refunded 10/01/11)

          300   North Carolina Medical Care Commission, Revenue Bonds,                11/14 at 100.00     AA (4)            330,153
                 Northeast Medical Center, Series 2004, 5.000%, 11/01/24
                 (Pre-refunded 11/01/14)

        1,020   University of North Carolina System, Pooled Revenue Refunding         10/12 at 100.00        Aaa          1,119,725
                 Bonds, Series 2002A, 5.375%, 4/01/17 (Pre-refunded 10/01/12) -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,340   Total U.S. Guaranteed                                                                                     5,780,032
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 22.7% (13.3% OF TOTAL INVESTMENTS)

                Greenville, North Carolina, Combined Enterprise System Revenue
                Bonds, Series 2001:
        1,000    5.250%, 9/01/20 - FSA Insured                                         9/11 at 101.00        AAA          1,061,220
          500    5.250%, 9/01/21 - FSA Insured                                         9/11 at 101.00        AAA            528,110

          500   North Carolina Eastern Municipal Power Agency, Power System            1/16 at 100.00        AAA            524,840
                 Revenue Bonds, Series 2005, 5.250%, 1/01/20 - AMBAC Insured

        2,500   North Carolina Eastern Municipal Power Agency, Power System            7/08 at 100.00       Baa1          2,501,850
                 Revenue Refunding Bonds, Series 1993B, 5.500%, 1/01/17 -
                 FGIC Insured

        1,000   North Carolina Eastern Municipal Power Agency, Power System            1/09 at 102.00       Baa1          1,026,670
                 Revenue Refunding Bonds, Series 1999B, 5.650%, 1/01/16

          250   Puerto Rico Electric Power Authority, Power Revenue Bonds,             7/15 at 100.00         A3            246,998
                 Series 2005RR, 5.000%, 7/01/24 - FGIC Insured

        1,500   Wake County Industrial Facilities and Pollution Control Financing      2/12 at 101.00         A2          1,556,580
                 Authority, North Carolina,Revenue Refunding Bonds, Carolina
                 Power and Light Company, Series 2002, 5.375%, 2/01/17

------------------------------------------------------------------------------------------------------------------------------------
        7,250   Total Utilities                                                                                           7,446,268
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 37.9% (22.3% OF TOTAL INVESTMENTS)

          100   Brunswick County, North Carolina, Enterprise System Revenue            4/18 at 100.00        AAA            103,210
                 Bonds, Series 2008A, 5.000%, 4/01/31 - FSA Insured

        2,250   Charlotte, North Carolina, Water and Sewerage System Revenue           6/11 at 101.00        AAA          2,321,932
                 Bonds, Series 2001, 5.125%, 6/01/26

          500   Greensboro, North Carolina, Combined Enterprise System Revenue         6/15 at 100.00        AAA            522,510
                 Bonds, Series 2005A, 5.000%, 6/01/25


                                       44

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$         400   Onslow County, North Carolina, Combined Enterprise System              6/14 at 100.00          A        $   406,420
                 Revenue Bonds, Series 2004B, 5.000%, 6/01/23 - XLCA Insured

                Raleigh, North Carolina, Combined Enterprise System Revenue
                Bonds, Series 2006A:
        4,440    5.000%, 3/01/31 (UB)                                                  3/16 at 100.00        AAA          4,589,539
        3,000    5.000%, 3/01/36 (UB)                                                  3/16 at 100.00        AAA          3,091,110

            5   Raleigh, North Carolina, Combined Enterprise System Revenue            3/16 at 100.00        AAA              5,456
                 Bonds, Series 2006A, Residuals Series II-R-645-2,
                 11.360%, 3/01/36 (IF)

        1,385   Winston-Salem, North Carolina, Water and Sewer System Revenue          6/17 at 100.00        AAA          1,431,661
                 Bonds, Series 2007A, 5.000%, 6/01/37 (UB)

------------------------------------------------------------------------------------------------------------------------------------
       12,080   Total Water and Sewer                                                                                    12,471,838
------------------------------------------------------------------------------------------------------------------------------------
$      53,890   Total Long-Term Investments (cost $54,825,825) - 169.5%                                                  55,704,214
=============-----------------------------------------------------------------------------------------------------------------------

                SHORT-TERM INVESTMENTS -- 1.0% (0.6% OF TOTAL INVESTMENTS)

$         325   North Carolina Medical Care Commission, Revenue Bonds,                                       Aa3            325,000
                 North Carolina Baptist Hospitals Inc., Variable Rate Demand
                 Obligations, Series 2002, 2.700%, 6/01/34 - MBIA Insured (5)
=============-----------------------------------------------------------------------------------------------------------------------
                Total Short-Term Investments (cost $325,000)                                                                325,000
                --------------------------------------------------------------------------------------------------------------------
                TotaI Investments (cost $55,150,825) - 170.5%                                                            56,029,214
                --------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (19.3)%                                                                      (6,350,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.5%                                                                        188,327
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.7)% (6)                                                    (17,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $32,867,541
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

               (6) Preferred Shares, at Liquidation Value as a percentage of total investments is (30.3)%.

               N/R  Not rated.

             WI/DD  Purchased on a when-issued or delayed delivery basis.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NNO
Nuveen North Carolina Dividend Advantage Municipal Fund 2
Portfolio of INVESTMENTS
                                                                    May 31, 2008

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 15.9% (9.9% OF TOTAL INVESTMENTS)

                Appalachian State University, North Carolina, Housing and Student
                Center System Revenue Refunding Bonds, Series 2001:
$         600    5.125%, 7/15/24 - MBIA Insured                                        1/11 at 101.00        Aaa        $   622,374
          200    5.125%, 7/15/27 - MBIA Insured                                        1/11 at 101.00        Aaa            204,234

                Appalachian State University, North Carolina, Housing and Student
                Center System Revenue Refunding Bonds, Series 2002:
        1,040    5.000%, 7/15/14 - MBIA Insured                                        7/12 at 100.00        Aaa          1,100,174
        1,000    5.000%, 7/15/15 - MBIA Insured                                        7/12 at 100.00        Aaa          1,057,390

                North Carolina Capital Facilities Financing Agency, Revenue Bonds,
                Duke University, Series 2001A:
          715    5.125%, 10/01/26                                                     10/11 at 100.00        AA+            740,075
          380    5.125%, 10/01/41                                                     10/11 at 100.00        AA+            384,780

        1,000   University of North Carolina System, Pooled Revenue Bonds,             4/15 at 100.00        AAA          1,038,020
                 Series 2005A, 5.000%, 4/01/22 - AMBAC Insured

          635   University of North Carolina System, Pooled Revenue Refunding         10/12 at 100.00        AAA            671,868
                 Bonds, Series 2002A, 5.375%, 4/01/19 - AMBAC Insured

          500   University of North Carolina Wilmington, Certificates of               6/16 at 100.00         A-            515,220
                 Participation, Student Housing Project Revenue Bonds,
                 Series 2006, 5.000%, 6/01/21 - FGIC Insured

        1,500   University of North Carolina, Chapel Hill, System Net Revenue            No Opt. Call        AA+          1,615,095
                 Bonds, Series 2002B, 5.000%, 12/01/11

          250   University of North Carolina, Charlotte, Certificates of               3/15 at 100.00        AAA            258,885
                 Participation, Student Housing Project, Series 2005,
                 5.000%, 3/01/21 - AMBAC Insured

          400   University of North Carolina, Greensboro, General Revenue              4/11 at 101.00        AAA            428,488
                 Refunding Bonds, Series 2002B, 5.375%, 4/01/17 -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        8,220   Total Education and Civic Organizations                                                                   8,636,603
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 23.5% (14.7% OF TOTAL INVESTMENTS)

          945   Albemarle Hospital Authority, North Carolina, Health Care Facilities  10/17 at 100.00       BBB-            864,855
                 Revenue Bonds, Series 2007, 5.250%, 10/01/38

        1,640   Charlotte-Mecklenburg Hospital Authority, North Carolina, Healthcare   1/11 at 101.00        AA-          1,642,050
                 System Revenue Bonds, Carolinas Healthcare System,
                 Series 2001A, 5.000%, 1/15/31

          500   Johnston Memorial Hospital Authority, North Carolina, Mortgage         4/18 at 100.00        AAA            515,465
                 Revenue Bonds, Johnston Memorial Hospital Project, Series 2008,
                 5.250%, 10/01/36 (WI/DD, Settling 6/11/08) - FSA Insured

        2,000   North Carolina Medical Care Commission, Healthcare Facilities         11/13 at 100.00        AA-          2,063,260
                 Revenue Bonds, Novant Health Obligated Group, Series 2003A,
                 5.000%, 11/01/20

        1,005   North Carolina Medical Care Commission, Healthcare Facilities          1/12 at 100.00          A          1,047,572
                 Revenue Bonds, Union Regional Medical Center, Series 2002A,
                 5.250%, 1/01/13

                North Carolina Medical Care Commission, Hospital Revenue Bonds,
                Southeastern Regional Medical Center, Series 2002:
        1,000    5.500%, 6/01/15                                                       6/12 at 101.00          A          1,054,390
        2,100    5.250%, 6/01/22                                                       6/12 at 101.00          A          2,127,615


                                       46

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$         925   North Carolina Medical Care Commission, Hospital Revenue Bonds,       11/17 at 100.00         A-        $   912,522
                 Wilson Medical Center, Series 2007, 5.000%, 11/01/27

        1,250   North Carolina Medical Care Commission, Revenue Bonds,                 1/15 at 100.00         A+          1,235,988
                 Blue Ridge Healthcare System, Series 2005, 5.000%, 1/01/33 -
                 FGIC Insured

                North Carolina Medical Care Commission, Revenue Bonds,
                Cleveland County Healthcare System, Series 2004A:
          595    5.250%, 7/01/20 - AMBAC Insured                                       7/14 at 100.00        AAA            620,270
          500    5.250%, 7/01/22 - AMBAC Insured                                       7/14 at 100.00        AAA            517,330

          150   Northern Hospital District of Surry County, North Carolina,            4/18 at 100.00        BBB            152,073
                 Health Care Facilities Revenue Bonds, Series 2008,
                 6.250%, 10/01/38

------------------------------------------------------------------------------------------------------------------------------------
       12,610   Total Health Care                                                                                        12,753,390
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 4.3% (2.7% OF TOTAL INVESTMENTS)

          370   North Carolina Housing Finance Agency, Home Ownership                  7/10 at 100.00        AAA            369,734
                 Revenue Bonds, 1998 Trust Agreement, Series 10A,
                 5.400%, 7/01/32 - AMBAC Insured (Alternative Minimum Tax)

                North Carolina Housing Finance Agency, Home Ownership
                Revenue Bonds, Series 13A:
          735    4.700%, 7/01/12 (Alternative Minimum Tax)                             7/11 at 100.00         AA            749,729
          740    4.850%, 7/01/13 (Alternative Minimum Tax)                             7/11 at 100.00         AA            750,271

          510   North Carolina Housing Finance Agency, Home Ownership                  7/16 at 100.00         AA            469,975
                 Revenue Bonds, Series 25-A, 4.900%, 7/01/37
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,355   Total Housing/Single Family                                                                               2,339,709
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 2.2% (1.4% OF TOTAL INVESTMENTS)

          600   North Carolina Medical Care Commission, Health Care Facilities        10/16 at 100.00        N/R            597,390
                 Revenue Bonds, Presbyterian Homes, Series 2006B,
                 5.200%, 10/01/21

          250   North Carolina Medical Care Commission, Healthcare Facilities         10/16 at 100.00        N/R            244,958
                 Revenue Bonds, Presbyterian Homes, Series 2006,
                 5.400%, 10/01/27

          185   North Carolina Medical Care Commission, Revenue Bonds,                 1/16 at 100.00        N/R            168,045
                 Pines at Davidson, Series 2006A, 5.000%, 1/01/36

          250   North Carolina Medical Care Commission, Revenue Bonds,                 9/15 at 100.00        N/R            228,618
                 United Church Homes and Services, Series 2005A,
                 5.250%, 9/01/21

------------------------------------------------------------------------------------------------------------------------------------
        1,285   Total Long-Term Care                                                                                      1,239,011
------------------------------------------------------------------------------------------------------------------------------------


                MATERIALS - 3.3% (2.0% OF TOTAL INVESTMENTS)

          865   Gaston County Industrial Facilities and Pollution Control Financing    8/15 at 100.00        N/R            690,867
                 Authority, North Carolina, National Gypsum Company Project
                 Exempt Facilities Revenue Bonds, Series 2005, 5.750%, 8/01/35
                 (Alternative Minimum Tax)

        1,100   Northampton County Industrial Facilities and Pollution Control         2/11 at 101.00        BBB          1,083,841
                 Financing Authority, North Carolina, Environmental Improvement
                 Revenue Bonds, International Paper Company, Series 2001A,
                 6.200%, 2/01/25 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,965   Total Materials                                                                                           1,774,708
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 5.4% (3.3% OF TOTAL INVESTMENTS)

          250   Durham County, North Carolina, General Obligation Bonds,               5/10 at 102.00        AAA            268,193
                 Series 2000, 5.600%, 5/01/15

        1,475   Durham, North Carolina, General Obligation Bonds, Series 2007,         4/17 at 100.00        AAA          1,581,539
                 5.000%, 4/01/22

        1,000   North Carolina, General Obligation Bonds, Series 2004A,                3/14 at 100.00        AAA          1,057,620
                 5.000%, 3/01/22

------------------------------------------------------------------------------------------------------------------------------------
        2,725   Total Tax Obligation/General                                                                              2,907,352
------------------------------------------------------------------------------------------------------------------------------------


                                       47

NNO
Nuveen North Carolina Dividend Advantage Municipal Fund 2 (continued)
Portfolio of INVESTMENTS May 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 36.4% (22.7% OF TOTAL INVESTMENTS)

$          30   Cabarrus County, North Carolina, Certificates of Participation,        2/13 at 100.00        AA-        $    31,929
                 Series 2002, 5.250%, 2/01/16

        1,750   Charlotte, North Carolina, Certificates of Participation,              6/13 at 100.00        AA+          1,775,498
                 Governmental Facilities Projects, Series 2003G, 5.000%, 6/01/28

          575   Charlotte, North Carolina, Certificates of Participation, Transit      6/18 at 100.00        AA+            589,099
                 Projects Phase 2, Series 2008A, 5.000%, 6/01/33
                 (WI/DD, Settling 6/04/08)

        1,850   Charlotte, North Carolina, Storm Water Fee Revenue Bonds,              6/12 at 101.00        AAA          1,980,666
                 Series 2002, 5.250%, 6/01/18

          800   Craven County, North Carolina, Certificates of Participation,          6/17 at 100.00        AAA            821,592
                 Series 2007, 5.000%, 6/01/27 - MBIA Insured

                Hartnett County, North Carolina, Certificates of Participation,
                Series 2002:
        1,000    5.250%, 12/01/15 - FSA Insured                                       12/12 at 101.00        AAA          1,083,570
        2,025    5.375%, 12/01/16 - FSA Insured                                       12/12 at 101.00        AAA          2,216,241

          715   Lee County, North Carolina, Certificates of Participation,             4/14 at 100.00        AAA            760,231
                 Public Schools and Community College, Series 2004,
                 5.250%, 4/01/20 - FSA Insured

        1,380   Pasquotank County, North Carolina, Certificates of Participation,      6/14 at 100.00        AAA          1,410,843
                 Series 2004, 5.000%, 6/01/25 - MBIA Insured

        2,070   Pitt County, North Carolina, Certificates of Participation,            4/14 at 100.00        AAA          2,085,484
                 School Facilities Project, Series 2004B, 5.000%, 4/01/29 -
                 AMBAC Insured

        1,270   Puerto Rico Infrastructure Financing Authority, Special Tax              No Opt. Call        AAA          1,376,718
                 Revenue Bonds, Series 2005C, 5.500%, 7/01/16 -
                 AMBAC Insured

                Raleigh, North Carolina, Certificates of Participation, Downtown
                Improvement Project, Series 2004B:
          805    5.000%, 6/01/20                                                       6/14 at 100.00        AA+            839,985
        1,310    5.000%, 6/01/21                                                       6/14 at 100.00        AA+          1,359,885

          115   Raleigh, North Carolina, Certificates of Participation, Series 2007,   2/17 at 100.00        AA+            118,583
                 5.000%, 2/01/27

        1,000   Randolph County, North Carolina, Certificates of Participation,        6/14 at 102.00        AAA          1,066,210
                 Series 2004, 5.000%, 6/01/20 - FSA Insured

          100   Rutherford County, North Carolina, Certificates of Participation,     12/17 at 100.00        AAA            104,382
                 Series 2007, 5.000%, 12/01/27 - FSA Insured

        1,150   Sampson County, North Carolina, Certificates of Participation,         6/17 at 100.00        Aaa          1,182,752
                 Series 2006, 5.000%, 6/01/34 - FSA Insured (UB)

          500   Wilmington, North Carolina, Certificates of Participation,             6/18 at 100.00         AA            512,665
                 Series 2008A, 5.000%, 6/01/29

          400   Wilson County, North Carolina, Certificates of Participation,          4/17 at 100.00        AAA            409,444
                 School Facilities Project, Series 2007, 5.000%, 4/01/25 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       18,845   Total Tax Obligation/Limited                                                                             19,725,777
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 16.0% (10.0% OF TOTAL INVESTMENTS)

        2,035   Charlotte, North Carolina, Airport Revenue Bonds, Series 2004A,        7/14 at 100.00        AAA          2,047,637
                 5.000%, 7/01/34 - MBIA Insured

          590   Piedmont Triad Airport Authority, North Carolina, Airport Revenue      7/15 at 100.00         A2            602,142
                 Bonds, Series 2005A, 5.000%, 7/01/20 - XLCA Insured

                Raleigh Durham Airport Authority, North Carolina, Airport Revenue
                Bonds, Series 2001A:
        1,000    5.250%, 11/01/15 - FGIC Insured                                       5/11 at 101.00        Aa3          1,041,810
        2,320    5.250%, 11/01/16 - FGIC Insured                                       5/11 at 101.00        Aa3          2,408,554
        2,230    5.250%, 11/01/17 - FGIC Insured                                       5/11 at 101.00        Aa3          2,305,419

          270   University of North Carolina, Charlotte, Parking System Revenue        1/12 at 101.00        Aaa            279,896
                 Bonds, Series 2002, 5.000%, 1/01/20 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        8,445   Total Transportation                                                                                      8,685,458
------------------------------------------------------------------------------------------------------------------------------------


                                       48

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 16.0% (10.0% OF TOTAL INVESTMENTS) (4)

$         490   Charlotte-Mecklenburg Hospital Authority, North Carolina,              1/11 at 101.00    Aa3 (4)        $   521,590
                 Healthcare System Revenue Bonds, Carolinas Healthcare System,
                 Series 2001A, 5.000%, 1/15/31 (Pre-refunded 1/15/11)

          200   Charlotte-Mecklenburg Hospital Authority, North Carolina,              1/15 at 100.00    AA- (4)            217,632
                 Healthcare System Revenue Bonds, DBA Carolinas Healthcare
                 System, Series 2005A, 5.000%, 1/15/45 (Pre-refunded 1/15/15)

          500   North Carolina Capital Facilities Financing Agency, Revenue Bonds,    10/11 at 100.00        AAA            538,000
                 Duke University, Series 2001A, 5.125%, 10/01/26
                 (Pre-refunded 10/01/11)

          370   North Carolina Medical Care Commission, Health System                 10/11 at 101.00     AA (4)            401,731
                 Revenue Bonds, Mission St. Joseph's Health System,
                 Series 2001, 5.250%, 10/01/31 (Pre-refunded 10/01/11)

          500   North Carolina Medical Care Commission, Revenue Bonds,                11/14 at 100.00     AA (4)            550,255
                 Northeast Medical Center, Series 2004, 5.000%, 11/01/24
                 (Pre-refunded 11/01/14)

                Raleigh, North Carolina, Combined Enterprise System Revenue
                Bonds, Series 2004:
        1,000    5.000%, 3/01/21 (Pre-refunded 3/01/14)                                3/14 at 100.00        AAA          1,094,840
        1,750    5.000%, 3/01/22 (Pre-refunded 3/01/14)                                3/14 at 100.00        AAA          1,915,970

        3,200   Wake County, North Carolina, General Obligation School Bonds,          2/10 at 101.50        AAA          3,411,357
                 Series 2000, 5.400%, 2/01/13 (Pre-refunded 2/01/10)

------------------------------------------------------------------------------------------------------------------------------------
        8,010   Total U.S. Guaranteed                                                                                     8,651,375
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 13.9% (8.7% OF TOTAL INVESTMENTS)

          500   North Carolina Eastern Municipal Power Agency, Power System            1/16 at 100.00        AAA            524,840
                 Revenue Bonds, Series 2005, 5.250%, 1/01/20 - AMBAC Insured

        2,500   North Carolina Eastern Municipal Power Agency, Power System            7/08 at 100.00       Baa1          2,501,850
                 Revenue Refunding Bonds, Series 1993B, 5.500%, 1/01/17 -
                 FGIC Insured (5)
        1,500   North Carolina Municipal Power Agency 1, Catawba Electric              1/10 at 101.00         A2          1,573,470
                 Revenue Bonds, Series 1999B, 6.500%, 1/01/20

          250   Puerto Rico Electric Power Authority, Power Revenue Bonds,             7/15 at 100.00         A3            246,998
                 Series 2005RR, 5.000%, 7/01/24 - FGIC Insured

        2,600   Wake County Industrial Facilities and Pollution Control Financing      2/12 at 101.00         A2          2,698,072
                 Authority, North Carolina, Revenue Refunding Bonds, Carolina
                 Power and Light Company, Series 2002, 5.375%, 2/01/17

------------------------------------------------------------------------------------------------------------------------------------
        7,350   Total Utilities                                                                                           7,545,230
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 22.1% (13.8% OF TOTAL INVESTMENTS)

          500   Brunswick County, North Carolina, Enterprise System Revenue            4/18 at 100.00        AAA            516,050
                 Bonds, Series 2008A, 5.000%, 4/01/31 - FSA Insured

        2,520   Charlotte, North Carolina, Water and Sewerage System Revenue             No Opt. Call        AAA          2,783,039
                 Bonds, Series 2002A, 5.250%,7/01/13

        1,000   Durham County, North Carolina, Enterprise System Revenue Bonds,        6/13 at 100.00        AAA          1,034,480
                 Series 2002, 5.000%, 6/01/23 - MBIA Insured


                                       49

NNO
Nuveen North Carolina Dividend Advantage Municipal Fund 2 (continued)
Portfolio of INVESTMENTS May 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

                Raleigh, North Carolina, Combined Enterprise System Revenue
                Bonds, Series 2006A:
$       3,095    5.000%, 3/01/31 (UB)                                                  3/16 at 100.00        AAA        $ 3,199,240
          975    5.000%, 3/01/36 (UB)                                                  3/16 at 100.00        AAA          1,004,611

           40   Raleigh, North Carolina, Combined Enterprise System Revenue            3/16 at 100.00        AAA             44,041
                 Bonds, Series 2006A, Residuals Series II-R-645-1,
                 11.365%, 3/01/31 (IF)

        1,000   Wilmington, North Carolina, Water and Sewer Revenue Bonds,             6/15 at 100.00        AAA          1,043,780
                 Series 2005, 5.000%, 6/01/25 - FSA Insured

        2,275   Winston-Salem, North Carolina, Water and Sewer System Revenue          6/17 at 100.00        AAA          2,351,645
                 Bonds, Series 2007A, 5.000%, 6/01/37 (UB)

------------------------------------------------------------------------------------------------------------------------------------
       11,405   Total Water and Sewer                                                                                    11,976,886
------------------------------------------------------------------------------------------------------------------------------------

$      83,215   Total Long-Term Investments (cost $84,981,624) - 159.0%                                                  86,235,499
=============-----------------------------------------------------------------------------------------------------------------------

                SHORT-TERM INVESTMENTS 1.3% (0.8% OF TOTAL INVESTMENTS)

$         700   North Carolina Medical Care Commission, Revenue Bonds,                                       Aa3            700,000
                 North Carolina Baptist Hospitals Inc., Variable Rate Demand
                 Obligations, Series 2002, 2.700%, 6/01/34 - MBIA Insured (6)
=============----------------------------------------------------------------------------------------------------------------------
                Total Short-Term Investments (cost $700,000)                                                                700,000
                --------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $85,681,624) - 160.3%                                                            86,935,499
                --------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (9.2)%                                                                       (4,995,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.5%                                                                        299,239
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.6)% (7)                                                    (28,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $54,239,738
                ====================================================================================================================

FUTURES CONTRACTS OUTSTANDING AT MAY 31, 2008:

                                                                                                            UNREALIZED
                                CONTRACT        NUMBER OF         CONTRACT            VALUE AT            APPRECIATION
TYPE                            POSITION        CONTRACTS       EXPIRATION        MAY 31, 2008           (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bond                  Long               17             9/08          $1,929,500                 $(5,332)
=======================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Portion of investment, with an aggregate market value of $30,022, has been pledged to collateralize the net payment obligations under futures contracts.

               (6) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

               (7) Preferred Shares, at Liquidation Value as a percentage of total investments is (32.2)%.

               N/R  Not rated.

             WI/DD  Purchased on a when-issued or delayed delivery basis.

              (IF)  Inverse floating rate investment.

               (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NII
Nuveen North Carolina Dividend Advantage Municipal Fund 3
Portfolio of INVESTMENTS
                                                                    May 31, 2008

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 3.4% (2.1% OF TOTAL INVESTMENTS)

$       2,000   Puerto Rico, The Children's Trust Fund, Tobacco Settlement             5/12 at 100.00        BBB        $ 1,911,340
                 Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 4.1% (2.5% OF TOTAL INVESTMENTS)

                North Carolina Capital Facilities Financing Agency, Revenue Bonds,
                Duke University, Series 2001A:
          330    5.125%, 10/01/26                                                     10/11 at 100.00        AA+            341,573
           95    5.125%, 10/01/41                                                     10/11 at 100.00        AA+             96,195

        1,290   University of North Carolina System, Pooled Revenue Refunding         10/12 at 100.00        AAA          1,309,492
                 Bonds, Series 2002A, 5.000%, 4/01/27 - AMBAC Insured

          500   University of North Carolina Wilmington, Certificates of               6/16 at 100.00         A-            515,220
                 Participation, Student Housing Project Revenue Bonds,
                 Series 2006, 5.000%, 6/01/21 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        2,215   Total Education and Civic Organizations                                                                   2,262,480
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 9.5% (5.8% OF TOTAL INVESTMENTS)

          695   Albemarle Hospital Authority, North Carolina, Health Care Facilities  10/17 at 100.00       BBB-            669,612
                 Revenue Bonds, Series 2007, 5.250%, 10/01/27

          580   Charlotte-Mecklenburg Hospital Authority, North Carolina,              1/11 at 101.00        AA-            580,725
                 Healthcare System Revenue Bonds, Carolinas Healthcare System,
                 Series 2001A, 5.000%, 1/15/31

          500   Johnston Memorial Hospital Authority, North Carolina, Mortgage         4/18 at 100.00        AAA            515,465
                 Revenue Bonds, Johnston Memorial Hospital Project,
                 Series 2008, 5.250%, 10/01/36 (WI/DD, Settling 6/11/08) -
                 FSA Insured

        2,000   North Carolina Medical Care Commission, Healthcare Facilities         11/13 at 100.00        AA-          2,086,120
                 Revenue Bonds, Novant Health Obligated Group, Series 2003A,
                 5.000%, 11/01/18

        1,000   North Carolina Medical Care Commission, Hospital Revenue Bonds,       11/17 at 100.00         A-            986,510
                 Wilson Medical Center, Series 2007, 5.000%, 11/01/27

          300   North Carolina Medical Care Commission, Revenue Bonds,                 1/15 at 100.00         A+            296,637
                 Blue Ridge Healthcare System, Series 2005, 5.000%, 1/01/33 -
                 FGIC Insured

          150   Northern Hospital District of Surry County, North Carolina,            4/18 at 100.00        BBB            152,073
                 Health Care Facilities Revenue Bonds, Series 2008,
                 6.250%, 10/01/38

------------------------------------------------------------------------------------------------------------------------------------
        5,225   Total Health Care                                                                                         5,287,142
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 1.8% (1.1% OF TOTAL INVESTMENTS)

        1,000   Mecklenburg County, North Carolina, FNMA Multifamily Housing           7/13 at 105.00        AAA          1,002,290
                 Revenue Bonds, Little Rock Apartments, Series 2003,
                 5.150%, 1/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 3.0% (1.8% OF TOTAL INVESTMENTS)

          730   North Carolina Housing Finance Agency, Home Ownership Revenue          7/09 at 100.00         AA            731,526
                 Bonds, 1998 Trust Agreement, Series 5A, 5.625%, 7/01/30
                 (Alternative Minimum Tax)

          500   North Carolina Housing Finance Agency, Home Ownership Revenue          1/17 at 100.00         AA            458,245
                 Bonds, Series 2007-29A, 4.800%, 7/01/33
                 (Alternative Minimum Tax)

          510   North Carolina Housing Finance Agency, Home Ownership Revenue          7/16 at 100.00         AA            469,975
                 Bonds, Series 25-A, 4.900%, 7/01/37 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,740   Total Housing/Single Family                                                                               1,659,746
------------------------------------------------------------------------------------------------------------------------------------


                                       51

NII
Nuveen North Carolina Dividend Advantage Municipal Fund 3 (continued)
Portfolio of INVESTMENTS May 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.8% (1.2% OF TOTAL INVESTMENTS)

$         600   North Carolina Medical Care Commission, Health Care Facilities        10/16 at 100.00        N/R        $   597,390
                 Revenue Bonds, Presbyterian Homes, Series 2006B,
                 5.200%, 10/01/21

          250   North Carolina Medical Care Commission, Healthcare Facilities         10/16 at 100.00        N/R            244,958
                 Revenue Bonds, Presbyterian Homes, Series 2006,
                 5.400%, 10/01/27

          190   North Carolina Medical Care Commission, Revenue Bonds,                 1/16 at 100.00        N/R            172,587
                 Pines at Davidson, Series 2006A, 5.000%, 1/01/36

------------------------------------------------------------------------------------------------------------------------------------
        1,040   Total Long-Term Care                                                                                      1,014,935
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 21.4% (13.0% OF TOTAL INVESTMENTS)

        3,900   Cary, North Carolina, General Obligation Water and Sewer Bonds,        3/11 at 102.00        AAA          4,130,876
                 Series 2001, 5.000%, 3/01/20

        1,500   Durham, North Carolina, General Obligation Bonds, Series 2007,         4/17 at 100.00        AAA          1,608,345
                 5.000%, 4/01/22

                Lincoln County, North Carolina, General Obligation Bonds,
                Series 2002A:
          850    5.000%, 6/01/19 - FGIC Insured                                        6/12 at 101.00          A            882,921
          900    5.000%, 6/01/20 - FGIC Insured                                        6/12 at 101.00          A            930,339
        1,050    5.000%, 6/01/21 - FGIC Insured                                        6/12 at 101.00          A          1,089,942

          500   North Carolina, General Obligation Bonds, Series 2004A,                3/14 at 100.00        AAA            528,810
                 5.000%, 3/01/22

        2,000   Puerto Rico, General Obligation and Public Improvement Refunding         No Opt. Call        AAA          2,295,160
                 Bonds, Series 1997, 6.500%, 7/01/15 - MBIA Insured

          400   Raleigh, North Carolina, General Obligation Bonds, Series 2002,        6/12 at 100.00        AAA            417,516
                 5.000%, 6/01/21

------------------------------------------------------------------------------------------------------------------------------------
       11,100   Total Tax Obligation/General                                                                             11,883,909
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 35.9% (21.8% OF TOTAL INVESTMENTS)

        1,800   Catawba County, North Carolina, Certificates of Participation,         6/14 at 100.00        Aaa          1,867,446
                 Series 2004, 5.250%, 6/01/22 - MBIA Insured

        1,500   Centennial Authority, North Carolina, Hotel Tax Revenue Bonds,         9/08 at 101.00        AAA          1,532,175
                 Arena Project, Series 1997, 5.125%, 9/01/19 - FSA Insured

        2,750   Charlotte, North Carolina, Certificates of Participation,              6/13 at 100.00        AA+          2,774,200
                 Governmental Facilities Projects, Series 2003G, 5.000%, 6/01/33

          575   Charlotte, North Carolina, Certificates of Participation, Transit      6/18 at 100.00        AA+            589,099
                 Projects Phase 2, Series 2008A, 5.000%, 6/01/33
                 (WI/DD, Settling 6/04/08)

          800   Craven County, North Carolina, Certificates of Participation,          6/17 at 100.00        AAA            821,592
                 Series 2007, 5.000%, 6/01/27 - MBIA Insured

        3,000   Dare County, North Carolina, Certificates of Participation,           12/12 at 100.00        AAA          3,069,120
                 Series 2002, 5.000%, 6/01/23 - AMBAC Insured

          500   Lee County, North Carolina, Certificates of Participation,             4/14 at 100.00        AAA            531,630
                 Public Schools and Community College, Series 2004,
                 5.250%, 4/01/20 - FSA Insured

        1,000   North Carolina, Certificates of Participation, Repair and Renovation   6/14 at 100.00        AA+          1,039,690
                 Project, Series 2004B, 5.000%, 6/01/20

          565   Raleigh, North Carolina, Certificates of Participation, Series 2007,   2/17 at 100.00        AA+            582,605
                 5.000%, 2/01/27

        2,000   Rutherford County, North Carolina, Certificates of Participation,      9/12 at 101.00        AAA          2,056,080
                 Series 2002, 5.000%, 9/01/21 - AMBAC Insured

        1,000   Rutherford County, North Carolina, Certificates of Participation,     12/17 at 100.00        AAA          1,043,820
                 Series 2007, 5.000%, 12/01/27 - FSA Insured

        1,200   Sampson County, North Carolina, Certificates of Participation,         6/17 at 100.00        Aaa          1,234,176
                 Series 2006, 5.000%, 6/01/34 - FSA Insured (UB)

        1,785   Union County, North Carolina, Certificates of Participation,           6/13 at 101.00        AAA          1,867,860
                 Series 2003, 5.000%, 6/01/20 - AMBAC Insured

          500   Wilmington, North Carolina, Certificates of Participation,             6/18 at 100.00         AA            512,665
                 Series 2008A, 5.000%, 6/01/29

          400   Wilson County, North Carolina, Certificates of Participation,          4/17 at 100.00        AAA            409,444
                 School Facilities Project, Series 2007, 5.000%, 4/01/25 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       19,375   Total Tax Obligation/Limited                                                                             19,931,602
------------------------------------------------------------------------------------------------------------------------------------


                                       52

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 9.0% (5.5% OF TOTAL INVESTMENTS)

                Raleigh Durham Airport Authority, North Carolina, Airport Revenue
                Bonds, Series 2001A:
$       1,780    5.250%, 11/01/15 - FGIC Insured                                       5/11 at 101.00        Aa3        $ 1,854,422
        3,100    5.000%, 11/01/20 - FGIC Insured                                       5/11 at 101.00        Aa3          3,165,627

------------------------------------------------------------------------------------------------------------------------------------
        4,880   Total Transportation                                                                                      5,020,049
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 21.4% (13.0% OF TOTAL INVESTMENTS) (4)

          500   Broad River Water Authority, North Carolina, Water System Revenue      6/10 at 101.00        Aaa            534,785
                 Bonds, Series 2000, 5.375%, 6/01/26 (Pre-refunded 6/01/10) -
                 MBIA Insured

          170   Charlotte-Mecklenburg Hospital Authority, North Carolina, Healthcare   1/11 at 101.00    Aa3 (4)            180,960
                 System Revenue Bonds, Carolinas Healthcare System,
                 Series 2001A, 5.000%, 1/15/31 (Pre-refunded 1/15/11)

          200   Charlotte-Mecklenburg Hospital Authority, North Carolina,              1/15 at 100.00    AA- (4)            217,632
                 Healthcare System Revenue Bonds, DBA Carolinas Healthcare
                 System, Series 2005A, 5.000%, 1/15/45 (Pre-refunded 1/15/15)

           50   Cumberland County, North Carolina, Hospital Facility Revenue          10/09 at 101.00     A3 (4)             52,424
                 Bonds, Cumberland County Hospital System Inc., Cape Fear
                 Valley Health System, Series 1999, 5.250%, 10/01/29
                 (Pre-refunded 10/01/09)

                Forsyth County, North Carolina, Certificates of Participation,
                Public Facilities and Equipment Project, Series 2002:
        1,325    5.125%, 1/01/16 (Pre-refunded 1/01/13)                                1/13 at 101.00    AA+ (4)          1,454,227
          770    5.250%, 1/01/19 (Pre-refunded 1/01/13)                                1/13 at 101.00    AA+ (4)            849,195

                North Carolina Capital Facilities Financing Agency, Revenue Bonds,
                Duke University, Series 2001A:
        1,420    5.125%, 10/01/26 (Pre-refunded 10/01/11)                             10/11 at 100.00        AAA          1,527,920
          405    5.125%, 10/01/41 (Pre-refunded 10/01/11)                             10/11 at 100.00        AAA            435,780

        3,000   North Carolina Capital Facilities Financing Agency, Revenue Bonds,    10/12 at 100.00        AAA          3,259,170
                 Duke University, Series 2002A, 5.125%, 7/01/42
                 (Pre-refunded 10/01/12)

          500   North Carolina Medical Care Commission, Health System Revenue         10/11 at 101.00     AA (4)            542,880
                 Bonds, Mission St. Joseph's Health System, Series 2001,
                 5.250%, 10/01/31 (Pre-refunded 10/01/11)

          500   North Carolina Medical Care Commission, Revenue Bonds,                11/14 at 100.00     AA (4)            550,255
                 Northeast Medical Center, Series 2004, 5.000%, 11/01/24
                 (Pre-refunded 11/01/14)

          610   University of North Carolina System, Pooled Revenue Refunding         10/12 at 100.00        Aaa            660,398
                 Bonds, Series 2002A, 5.000%, 4/01/27 (Pre-refunded 10/01/12) -
                 AMBAC Insured

        1,500   Winston-Salem, North Carolina, Water and Sewerage System               6/12 at 100.00        AAA          1,615,995
                 Revenue Bonds, Series 2002A, 5.000%, 6/01/19
                 (Pre-refunded 6/01/12)

------------------------------------------------------------------------------------------------------------------------------------
       10,950   Total U.S. Guaranteed                                                                                    11,881,621
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 15.9% (9.7% OF TOTAL INVESTMENTS)

          500   North Carolina Eastern Municipal Power Agency, Power System            1/16 at 100.00        AAA            524,840
                 Revenue Bonds, Series 2005, 5.250%, 1/01/20 - AMBAC Insured

        4,000   North Carolina Eastern Municipal Power Agency, Power System            7/08 at 100.00       Baa1          4,002,960
                 Revenue Refunding Bonds, Series 1993B, 5.500%, 1/01/17 -
                 FGIC Insured

        2,665   North Carolina Municipal Power Agency 1, Catawba Electric Revenue      1/13 at 100.00        AAA          2,851,603
                 Bonds, Series 2003A, 5.250%, 1/01/15 - AMBAC Insured

        1,400   Wake County Industrial Facilities and Pollution Control Financing      2/12 at 101.00         A2          1,452,808
                 Authority, North Carolina, Revenue Refunding Bonds, Carolina
                 Power and Light Company, Series 2002, 5.375%, 2/01/17

------------------------------------------------------------------------------------------------------------------------------------
        8,565   Total Utilities                                                                                           8,832,211
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 35.5% (21.6% OF TOTAL INVESTMENTS)

        2,000   Brunswick County, North Carolina, Enterprise System Revenue            4/18 at 100.00        AAA          2,064,200
                 Bonds, Series 2008A, 5.000%, 4/01/31 - FSA Insured

                Charlotte, North Carolina, Water and Sewerage System Revenue
                Bonds, Series 2001:
          750    5.125%, 6/01/26                                                       6/11 at 101.00        AAA            773,978
        1,780    5.125%, 6/01/26 - FGIC Insured                                        6/11 at 101.00        Aa1          1,829,520

          300   Durham County, North Carolina, Enterprise System Revenue Bonds,        6/13 at 100.00        AAA            315,216
                 Series 2002, 5.000%, 6/01/18 - MBIA Insured


                                       53

NII
Nuveen North Carolina Dividend Advantage Municipal Fund 3 (continued)
Portfolio of INVESTMENTS May 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       2,500   Kannapolis, North Carolina, Water and Sewerage System Revenue          2/12 at 101.00        AAA        $ 2,525,550
                 Bonds, Series 2001B, 5.250%, 2/01/26 - FSA Insured
                 (Alternative Minimum Tax)

          500   Onslow County, North Carolina, Combined Enterprise System Revenue      6/14 at 100.00          A            508,026
                 Bonds, Series 2004B, 5.000%, 6/01/23 - XLCA Insured

        1,000   Orange Water and Sewerage Authority, North Carolina, Water and         7/11 at 101.00        AA+          1,021,800
                 Sewerage System Revenue Bonds, Series 2001, 5.000%, 7/01/26 -
                 MBIA Insured

                Raleigh, North Carolina, Combined Enterprise System Revenue Bonds,
                Series 2006A:
        4,950    5.000%, 3/01/31 (UB)                                                  3/16 at 100.00        AAA          5,116,716
        3,000    5.000%, 3/01/36 (UB)                                                  3/16 at 100.00        AAA          3,091,110

            5   Raleigh, North Carolina, Combined Enterprise System Revenue            3/16 at 100.00        AAA              5,456
                 Bonds, Series 2006A, Residuals Series II-R-645-2,
                 11.360%, 3/01/36 (IF)

        2,375   Winston-Salem, North Carolina, Water and Sewer System Revenue          6/17 at 100.00        AAA          2,455,014
                 Bonds, Series 2007A, 5.000%, 6/01/37 (UB)

------------------------------------------------------------------------------------------------------------------------------------
       19,160   Total Water and Sewer                                                                                    19,706,586
------------------------------------------------------------------------------------------------------------------------------------
$      87,250   Total Long-Term Investments (cost $89,343,407) - 162.7%                                                  90,393,911
=============-----------------------------------------------------------------------------------------------------------------------

                SHORT-TERM INVESTMENTS -- 1.5% (0.9% OF TOTAL INVESTMENTS)

$         850   North Carolina Medical Care Commission, Revenue Bonds,                                       Aa3            850,000
                 North Carolina Baptist Hospitals Inc., Variable Rate Demand
                 Obligations, Series 2002, 2.700%, 6/01/34 - MBIA Insured (5)
=============-----------------------------------------------------------------------------------------------------------------------
                Total Short-Term Investments (cost $850,000)                                                                850,000
                --------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $90,193,407) - 164.2%                                                            91,243,911
                --------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (13.8)%                                                                      (7,680,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.0%                                                                         (9,346)
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (50.4)% (6)                                                    (28,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $55,554,565
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by AMBAC, CIFG, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

               (6) Preferred Shares, at Liquidation Value as a percentage of total investments is (30.7)%.

               N/R  Not rated.

             WI/DD  Purchased on a when-issued or delayed delivery basis.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

                      Statement of
                      ASSETS & LIABILITIES
                                        May 31, 2008

                                                                                         GEORGIA           GEORGIA          GEORGIA
                                                                                         PREMIUM          DIVIDEND         DIVIDEND
                                                                                          INCOME         ADVANTAGE      ADVANTAGE 2
                                                                                           (NPG)             (NZX)            (NKG)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $78,803,710, $42,370,100
   and $95,472,262, respectively)                                                    $80,539,640       $42,929,023      $95,339,233
Cash                                                                                     114,168                --               --
Unrealized appreciation on forward swaps                                                      --           139,708               --
Receivables:
   Interest                                                                            1,400,901           711,081        1,536,644
   Variation margin on futures contracts                                                      --                --               --
Other assets                                                                               2,954             4,432            4,688
------------------------------------------------------------------------------------------------------------------------------------
   Total assets                                                                       82,057,663        43,784,244       96,880,565
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                                --           146,707          182,928
Floating rate obligations                                                                     --                --               --
Payable for investments purchased                                                             --                --               --
Accrued expenses:
   Management fees                                                                        44,087            16,064           32,262
   Other                                                                                  24,110            16,311           26,237
Common share dividends payable                                                           175,079           101,836          225,843
Preferred share dividends payable                                                          3,781             5,319           11,704
------------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                                     247,057           286,237          478,974
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                                27,800,000        15,000,000       33,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                               $54,010,606       $28,498,007      $63,401,591
====================================================================================================================================
Common shares outstanding                                                              3,805,652         1,969,350        4,554,375
===================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                                             $     14.19       $     14.47      $     13.92
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                              $     38,057      $     19,694     $    45,544
Paid-in surplus                                                                        52,378,108        27,902,247      64,267,727
Undistributed (Over-distribution of) net investment income                                (69,752)          (76,806)       (186,282)
Accumulated net realized gain (loss) from investments
   and derivative transactions                                                            (71,737)          (45,759)       (592,369)
Net unrealized appreciation (depreciation) of investments
   and derivative transactions                                                          1,735,930           698,631        (133,029)
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                                $54,010,606       $28,498,007     $63,401,591
====================================================================================================================================
Authorized shares:
   Common                                                                               Unlimited         Unlimited       Unlimited
   Preferred                                                                            Unlimited         Unlimited       Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                      Statement of
                      ASSETS & LIABILITIES (continued)
                                       May 31, 2008

                                                                          NORTH            NORTH             NORTH            NORTH
                                                                       CAROLINA         CAROLINA          CAROLINA         CAROLINA
                                                                        PREMIUM         DIVIDEND          DIVIDEND         DIVIDEND
                                                                         INCOME        ADVANTAGE       ADVANTAGE 2      ADVANTAGE 3
                                                                          (NNC)            (NRB)             (NNO)            (NII)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $137,925,184, $55,150,825,
   $85,681,624 and $90,193,407, respectively)                      $139,319,426      $56,029,214       $86,935,499      $91,243,911
Cash                                                                    208,706           31,854           237,445               --
Unrealized appreciation on forward swaps                                     --               --                --               --
Receivables:
   Interest                                                           2,357,296          887,068         1,405,469        1,369,157
   Variation margin on futures contracts                                  8,250               --             8,766               --
Other assets                                                              8,067            7,769             6,282            4,631
------------------------------------------------------------------------------------------------------------------------------------
   Total assets                                                     141,901,745       56,955,905        88,593,461       92,617,699
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                               --               --                --            8,256
Floating rate obligations                                             3,870,000        6,350,000         4,995,000        7,680,000
Payable for investments purchased                                     2,006,574          571,069         1,106,139        1,106,139
Accrued expenses:
   Management fees                                                       72,935           20,511            30,356           28,005
   Other                                                                 35,588           18,157            25,204           24,863
Common share dividends payable                                          283,554          123,806           187,093          209,981
Preferred share dividends payable                                         6,364            4,821             9,931            5,890
------------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                  6,275,015        7,088,364         6,353,723        9,063,134
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                               46,800,000       17,000,000        28,000,000       28,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $ 88,826,730      $32,867,541       $54,239,738      $55,554,565
====================================================================================================================================
Common shares outstanding                                             6,351,838        2,263,454         3,749,642        3,932,298
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                           $      13.98      $     14.52       $     14.47      $     14.13
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                            $     63,518      $    22,635       $    37,496      $    39,323
Paid-in surplus                                                      87,829,648       32,097,665        53,194,711       55,488,151
Undistributed (Over-distribution of) net investment income              (79,132)         (35,767)          (90,533)        (126,596)
Accumulated net realized gain (loss) from investments
   and derivative transactions                                         (376,490)         (95,381)         (150,479)        (896,817)
Net unrealized appreciation (depreciation) of investments
   and derivative transactions                                        1,389,186          878,389         1,248,543        1,050,504
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $ 88,826,730      $32,867,541       $54,239,738      $55,554,565
====================================================================================================================================
Authorized shares:
   Common                                                             Unlimited        Unlimited         Unlimited        Unlimited
   Preferred                                                          Unlimited        Unlimited         Unlimited        Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                      Statement of
                      OPERATIONS
                             Year Ended May 31, 2008

                                                                                         GEORGIA           GEORGIA          GEORGIA
                                                                                         PREMIUM          DIVIDEND         DIVIDEND
                                                                                          INCOME         ADVANTAGE      ADVANTAGE 2
                                                                                           (NPG)             (NZX)            (NKG)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                                     $3,884,623        $2,058,962      $ 4,535,565
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                          523,100           277,090          617,485
Preferred shares - auction fees                                                           69,595            37,552           82,614
Preferred shares - dividend disbursing agent fees                                         10,007            10,011           10,011
Shareholders' servicing agent fees and expenses                                            4,635               458              550
Interest expense on floating rate obligations                                                 --                --               --
Custodian's fees and expenses                                                             21,477            14,610           24,332
Trustees' fees and expenses                                                                1,911             1,037            2,157
Professional fees                                                                         11,848             9,945           12,763
Shareholders' reports - printing and mailing expenses                                     19,260            11,238           20,383
Stock exchange listing fees                                                                  413               214              495
Investor relations expense                                                                 7,560             4,294            8,772
Other expenses                                                                            13,067            11,654           13,386
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                     682,873           378,103          792,948
   Custodian fee credit                                                                  (12,691)           (5,874)         (12,496)
   Expense reimbursement                                                                      --           (94,574)        (259,557)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                             670,182           277,655          520,895
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                  3,214,441         1,781,307        4,014,670
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                                                           107,414           193,600           63,300
   Forward swaps                                                                          23,130            26,220               --
   Futures                                                                                    --                --               --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                                        (1,242,529)         (709,956)      (2,367,070)
   Forward swaps                                                                              --           169,293               --
   Futures                                                                                    --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                               (1,111,985)         (320,843)      (2,303,770)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                                              (916,555)         (512,754)      (1,165,015)
From accumulated net realized gains                                                      (55,745)               --               --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Preferred shareholders                                              (972,300)         (512,754)      (1,165,015)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares
   from operations                                                                    $1,130,156        $  947,710      $   545,885
====================================================================================================================================

                                 See accompanying notes to financial statements.

                      Statement of
                      OPERATIONS (continued)
                                          Year Ended May 31, 2008

                                                                          NORTH            NORTH             NORTH            NORTH
                                                                       CAROLINA         CAROLINA          CAROLINA         CAROLINA
                                                                        PREMIUM         DIVIDEND          DIVIDEND         DIVIDEND
                                                                         INCOME        ADVANTAGE       ADVANTAGE 2      ADVANTAGE 3
                                                                          (NNC)            (NRB)             (NNO)            (NII)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                    $ 6,574,677      $2,636,828       $ 4,051,312       $4,171,144
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                         864,524          317,435           524,604          531,914
Preferred shares - auction fees                                         117,160           42,558            70,096           70,096
Preferred shares - dividend disbursing agent fees                        10,007           10,000            10,016           10,011
Shareholders' servicing agent fees and expenses                           9,253              353               708              732
Interest expense on floating rate obligations                           124,373          205,061           161,068          247,873
Custodian's fees and expenses                                            31,414           13,306            22,725           21,308
Trustees' fees and expenses                                               3,134            1,113             1,828            1,805
Professional fees                                                        14,701           10,221            11,779           11,899
Shareholders' reports - printing and mailing expenses                    33,499           14,494            20,112           22,215
Stock exchange listing fees                                               9,499              245               407            1,460
Investor relations expense                                               12,497            4,943             7,923            8,249
Other expenses                                                           14,640           11,863            12,968           12,927
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement  1,244,701          631,592           844,234          940,489
   Custodian fee credit                                                 (20,936)          (6,783)           (8,594)         (12,055)
   Expense reimbursement                                                     --          (91,816)         (186,021)        (223,451)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                          1,223,765          532,993           649,619          704,983
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                 5,350,912        2,103,835         3,401,693        3,466,161
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                                         (291,586)         (66,369)          (69,239)        (212,152)
   Forward swaps                                                             --          (24,224)               --               --
   Futures                                                              (13,472)              --           (12,248)              --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                       (1,880,556)        (402,449)         (822,034)        (750,196)
   Forward swaps                                                             --           17,297                --               --
   Futures                                                               (5,056)              --            (5,332)              --
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                              (2,190,670)        (475,745)         (908,853)        (962,348)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                           (1,480,115)        (541,052)         (922,943)        (907,982)
From accumulated net realized gains                                     (82,405)         (22,406)          (79,654)              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Preferred shareholders                           (1,562,520)        (563,458)       (1,002,597)        (907,982)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares
   from operations                                                  $ 1,597,722       $1,064,632       $ 1,490,243       $1,595,831
====================================================================================================================================

                                 See accompanying notes to financial statements.

                      Statement of
                      CHANGES in NET ASSETS

                                           GEORGIA                            GEORGIA                             GEORGIA
                                     PREMIUM INCOME (NPG)              DIVIDEND ADVANTAGE (NZX)          DIVIDEND ADVANTAGE 2 (NKG)
                                -----------------------------       ----------------------------       -----------------------------
                                 YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED
                                    5/31/08           5/31/07           5/31/08          5/31/07           5/31/08          5/31/07
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income           $ 3,214,441       $ 3,284,935       $ 1,781,307      $ 1,802,562       $ 4,014,670      $ 4,055,059
Net realized gain (loss) from:
   Investments                      107,414            81,348           193,600           69,122            63,300          270,177
   Forward swaps                     23,130                --            26,220               --                --           46,944
   Futures                               --                --                --               --                --               --
Change in net unrealized
   appreciation
   (depreciation) of:
   Investments                   (1,242,529)           43,450          (709,956)         (14,277)       (2,367,070)         628,166
   Forward swaps                         --                --           169,293          (29,585)               --         (197,717)
   Futures                               --                --                --               --                --               --
Distributions to
   Preferred Shareholders:
   From net investment income      (916,555)         (869,692)         (512,754)        (481,666)       (1,165,015)      (1,072,522)
   From accumulated net
      realized gains                (55,745)               --                --               --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                1,130,156         2,540,041           947,710        1,346,156           545,885        3,730,107
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income       (2,317,641)       (2,539,683)       (1,293,795)      (1,481,082)       (2,923,728)      (2,861,975)
From accumulated net
   realized gains                  (161,360)              --                 --               --                  --               -
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders        (2,479,001)       (2,539,683)       (1,293,795)      (1,481,082)       (2,923,728)      (2,861,975)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions         --            40,850            12,932           53,889             9,872               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions            --            40,850            12,932           53,889             9,872               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to
   Common shares                 (1,348,845)           41,208          (333,153)         (81,037)       (2,367,971)         868,132
Net assets applicable to
   Common shares at
   the beginning of year         55,359,451        55,318,243        28,831,160       28,912,197        65,769,562       64,901,430
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year    $54,010,606       $55,359,451       $28,498,007      $28,831,160       $63,401,591      $65,769,562
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of year                  $   (69,752)        $ (49,719)      $   (76,806)     $   (51,564)      $  (186,282)     $  (112,208)
====================================================================================================================================

                                 See accompanying notes to financial statements.

                      Statement of
                      CHANGES in NET ASSETS (continued)
                                                                           NORTH CAROLINA                     NORTH CAROLINA
                                                                        PREMIUM INCOME (NNC)              DIVIDEND ADVANTAGE (NRB)
                                                                    ----------------------------       -----------------------------
                                                                     YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED
                                                                        5/31/08          5/31/07           5/31/08          5/31/07
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                               $ 5,350,912      $ 5,395,346       $ 2,103,835      $ 2,098,534
Net realized gain (loss) from:
   Investments                                                         (291,586)         368,361           (66,369)         229,088
   Forward swaps                                                             --               --           (24,224)              --
   Futures                                                              (13,472)              --                --           21,833
Change in net unrealized appreciation (depreciation) of:
   Investments                                                       (1,880,556)          98,311          (402,449)        (153,016)
   Forward swaps                                                             --               --            17,297          (17,297)
   Futures                                                               (5,056)              --                --               --
Distributions to Preferred Shareholders:
   From net investment income                                        (1,480,115)      (1,481,763)         (541,052)        (500,664)
   From accumulated net realized gains                                  (82,405)         (19,120)          (22,406)         (25,847)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                                     1,597,722        4,361,135        1,064,632        1,652,631
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                            (3,734,882)      (4,163,346)      (1,567,958)      (1,741,404)
From accumulated net realized gains                                     (227,396)         (89,554)         (76,483)        (117,562)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                                             (3,962,278)      (4,252,900)      (1,644,441)      (1,858,966)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions                                              --           50,016           38,805           78,190
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                                                 --           50,016           38,805           78,190
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                        (2,364,556)         158,251         (541,004)        (128,145)
Net assets applicable to Common
   shares at the beginning of year                                    91,191,286       91,033,035       33,408,545       33,536,690
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year                                         $88,826,730      $91,191,286      $32,867,541      $33,408,545
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of year                                                       $   (79,132)     $  (214,814)     $   (35,767)     $   (30,449)
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                           NORTH CAROLINA                     NORTH CAROLINA
                                                                      DIVIDEND ADVANTAGE 2 (NNO)         DIVIDEND ADVANTAGE 3 (NII)
                                                                    ----------------------------       -----------------------------
                                                                     YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED
                                                                        5/31/08          5/31/07           5/31/08          5/31/07
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                               $ 3,401,693      $ 3,419,247       $ 3,466,161      $ 3,485,635
Net realized gain (loss) from:
   Investments                                                          (69,239)         406,698          (212,152)         229,821
   Forward swaps                                                             --               --                --               --
   Futures                                                              (12,248)              --                --               --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                         (822,034)         (28,954)         (750,196)         189,979
   Forward swaps                                                             --               --                --               --
   Futures                                                               (5,332)              --                --               --
Distributions to Preferred Shareholders:
   From net investment income                                          (922,943)        (878,117)         (907,982)        (890,568)
   From accumulated net realized gains                                  (79,654)         (39,705)               --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                                    1,490,243        2,879,169         1,595,831        3,014,867
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                           (2,369,741)      (2,647,748)       (2,571,479)      (2,570,459)
From accumulated net realized gains                                    (239,227)        (184,018)               --               --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                                            (2,608,968)      (2,831,766)       (2,571,479)      (2,570,459)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions                                          9,816           49,760            18,864           17,530
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                                             9,816           49,760            18,864           17,530
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                       (1,108,909)          97,163          (956,784)         461,938
Net assets applicable to Common
   shares at the beginning of year                                   55,348,647       55,251,484        56,511,349       56,049,411
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year                                        $54,239,738      $55,348,647       $55,554,565      $56,511,349
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of year                                                      $   (90,533)     $  (195,865)      $  (126,596)     $  (113,265)
====================================================================================================================================

                                 See accompanying notes to financial statements.

                      Statement of
                      CASH FLOWS
                             Year Ended May 31, 2008
                                                                                                             NORTH            NORTH
                                                                                                          CAROLINA         CAROLINA
                                                                                                          DIVIDEND         DIVIDEND
                                                                                                         ADVANTAGE      ADVANTAGE 3
                                                                                                             (NRB)            (NII)
------------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHARES FROM OPERATIONS                      $ 1,064,632     $  1,595,831
Adjustments to reconcile the net increase (decrease) in net assets applicable to
   Common shares from operations to net cash provided by (used in) operating activities:
   Purchases of investments                                                                             (4,270,586)     (13,616,382)
   Proceeds from sales and maturities of investments                                                     3,263,368       13,869,203
   Proceeds from (Purchase of) short-term investments, net                                                (325,000)        (850,000)
   Cash settlement of forward swaps                                                                        (24,224)              --
   Amortization (Accretion) of premiums and discounts, net                                                 137,629          272,425
   (Increase) Decrease in receivable for interest                                                          (61,315)         (35,007)
   (Increase) Decrease in other assets                                                                         (75)            (120)
   Increase (Decrease) in payable for investments purchased                                                 74,759          262,412
   Increase (Decrease) in accrued management fees                                                            1,899            5,451
   Increase (Decrease) in accrued other liabilities                                                          1,427            1,840
   Increase (Decrease) in Preferred share dividends payable                                                  1,914            3,818
   Net realized (gain) loss from investments                                                                66,369          212,152
   Net realized (gain) loss from forward swaps                                                              24,224               --
   Change in net unrealized (appreciation) depreciation of investments                                     402,449          750,196
   Change in net unrealized (appreciation) depreciation of forward swaps                                   (17,297)              --
   Taxes paid on undistributed capital gains                                                                  (151)              --
------------------------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) operating activities                                                     340,022        2,471,819
------------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Increase (Decrease) in cash overdraft balance                                                                   --         (129,185)
Cash distributions paid to Common shareholders                                                          (1,481,830)      (2,342,634)
------------------------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) financing activities                                                  (1,481,830)      (2,471,819)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                                                                         (1,141,808)              --
Cash at the beginning of year                                                                            1,173,662               --
------------------------------------------------------------------------------------------------------------------------------------
CASH AT THE END OF YEAR                                                                                $    31,854     $         --
====================================================================================================================================
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest on floating rate obligations was $205,061 and $247,873 for North Carolina Dividend Advantage (NRB) and North Carolina Dividend
Advantage 3 (NII), respectively. Non-cash financing activities not included herein consist of reinvestments of Common share distributions of $38,805 and
$18,864 for North Carolina Dividend Advantage (NRB) and North Carolina Dividend
Advantage 3 (NII), respectively.

                                 See accompanying notes to financial statements.

                      Notes to
                      FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Georgia Premium Income Municipal Fund (NPG), Nuveen Georgia Dividend Advantage Municipal Fund (NZX), Nuveen Georgia Dividend Advantage Municipal Fund 2 (NKG), Nuveen North Carolina Premium Income Municipal Fund (NNC), Nuveen North Carolina Dividend Advantage Municipal Fund (NRB), Nuveen North Carolina Dividend Advantage Municipal Fund 2 (NNO) and Nuveen North Carolina Dividend Advantage Municipal Fund 3 (NII) (collectively, the "Funds"). Common shares of Georgia Premium Income (NPG), Georgia Dividend Advantage (NZX), Georgia Dividend Advantage 2 (NKG), North Carolina Dividend Advantage (NRB), North Carolina Dividend Advantage 2 (NNO) and North Carolina Dividend Advantage 3 (NII) are traded on the American Stock Exchange while Common shares of North Carolina Premium Income (NNC) are traded on the New York Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Trustees. Futures contracts are valued using the closing settlement price, or, in the absence of such a price, at the mean of the bid and asked prices. If the pricing service is unable to supply a price for a municipal bond, forward swap or futures contract, each Fund may use market quotes provided by major broker/dealers in such investments. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At May 31, 2008, North Carolina Premium Income (NNC), North Carolina Dividend Advantage (NRB), North Carolina Dividend Advantage 2 (NNO) and North Carolina Dividend Advantage 3
(NII) each had outstanding when-issued/delayed-delivery purchase commitments of $2,006,574, $571,069, $1,106,139 and $1,106,139, respectively. There were no such outstanding purchase commitments in any Georgia Premium Income (NPG), Georgia Dividend Advantage (NZX) or Georgia Dividend Advantage 2 (NKG).

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Notes to
FINANCIAL STATEMENTS (continued)


Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Effective November 30, 2007, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether it is "more-likely-than-not" (i.e., a greater than 50-percent likelihood) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax benefit or expense in the current year.

Implementation of FIN 48 required management of the Funds to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). The Funds have no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds has reviewed all tax positions taken or expected to be taken in the preparation of the Funds' tax returns and concluded the adoption of FIN 48 resulted in no impact to the Funds' net assets or results of operations as of and during the fiscal year ended May 31, 2008.

The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares

The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in one Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. The number of Preferred shares outstanding for each Fund is as follows:

                                                                      NORTH        NORTH        NORTH        NORTH
                            GEORGIA      GEORGIA       GEORGIA     CAROLINA     CAROLINA     CAROLINA     CAROLINA
                            PREMIUM     DIVIDEND      DIVIDEND      PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND
                             INCOME    ADVANTAGE   ADVANTAGE 2       INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                              (NPG)        (NZX)         (NKG)        (NNC)        (NRB)        (NNO)        (NII)
------------------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                      --          600            --           --           --           --           --
   Series T                      --           --            --           --          680           --           --
   Series W                      --           --            --           --           --           --        1,120
   Series TH                  1,112           --            --        1,872           --           --           --
   Series F                      --           --         1,320           --           --        1,120           --
==================================================================================================================

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Preferred shares issued by the Funds than there were offers to buy. This meant that these auctions "failed to clear,'' and that many Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Preferred shareholders unable to sell their shares received distributions at the "maximum rate'' applicable to failed auctions as calculated in accordance with the pre-established terms of the Preferred shares.

These developments generally do not affect the management or investment policies of the Funds. However, one implication of these auction failures for Common shareholders is that the Funds' cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future Common share earnings may be lower than they otherwise would have been.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). A Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates, as well as any shortfalls in interest cash flows. The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an "Inverse floating rate investment". An investment in a self-deposited inverse floater, recourse trust or credit recovery swap is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards (SFAS) No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities". In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an "Underlying bond of an inverse floating rate trust", with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and accounts for the related interest paid to the holders of the short-term floating rate certificates as "Interest expense on floating rate obligations" in the Statement of Operations.

Notes to
FINANCIAL STATEMENTS (continued)


During the fiscal year ended May 31, 2008, each Fund invested in externally deposited inverse floaters and/or self-deposited inverse floaters.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended May 31, 2008, were as follows:

                                                                      NORTH        NORTH        NORTH        NORTH
                                                                   CAROLINA     CAROLINA     CAROLINA     CAROLINA
                                                                    PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND
                                                                     INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                                                      (NNC)        (NRB)        (NNO)        (NII)
------------------------------------------------------------------------------------------------------------------
Average floating rate obligations                                $3,870,000   $6,350,000   $4,995,000   $7,680,000
Average annual interest rate and fees                                 3.21%        3.23%        3.22%        3.23%
==================================================================================================================

Forward Swap Transactions

Each Fund is authorized to invest in forward interest rate swap transactions. Each Fund's use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount. Georgia Premium Income
(NPG), Georgia Dividend Advantage (NZX) and North Carolina Dividend Advantage
(NRB) were the only Funds to invest in forward interest rate swap transactions during the fiscal year ended May 31, 2008.

Futures Contracts

Each Fund is authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized in the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin when applicable. North Carolina Premium Income (NNC) and North Carolina Dividend Advantage 2 (NNO) were the only Funds to invest in futures contracts during the fiscal year ended May 31, 2008.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Transactions in Common shares were as follows:

                                               GEORGIA               GEORGIA DIVIDEND          GEORGIA DIVIDEND
                                        PREMIUM INCOME (NPG)          ADVANTAGE (NZX)          ADVANTAGE 2 (NKG)
                                       ------------------------   -----------------------   -----------------------
                                       YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                          5/31/08       5/31/07      5/31/08      5/31/07      5/31/08      5/31/07
-------------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions        --         2,656          888        3,317          715           --
===================================================================================================================
                                                                      NORTH CAROLINA            NORTH CAROLINA
                                                                   PREMIUM INCOME (NNC)    DIVIDEND ADVANTAGE (NRB)
                                                                  -----------------------  ------------------------
                                                                  YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                                     5/31/08      5/31/07      5/31/08      5/31/07
-------------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions                                   --        3,363        2,628        4,827
===================================================================================================================
                                                                      NORTH CAROLINA            NORTH CAROLINA
                                                                         DIVIDEND                  DIVIDEND
                                                                     ADVANTAGE 2 (NNO)         ADVANTAGE 3 (NII)
                                                                  -----------------------  ------------------------
                                                                  YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                                     5/31/08      5/31/07      5/31/08      5/31/07
-------------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions                                  667        3,293        1,326        1,207
===================================================================================================================

Notes to
FINANCIAL STATEMENTS (continued)


3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended May 31, 2008, were as follows:

                                               GEORGIA      GEORGIA      GEORGIA
                                               PREMIUM     DIVIDEND     DIVIDEND
                                                INCOME    ADVANTAGE  ADVANTAGE 2
                                                 (NPG)        (NZX)        (NKG)
--------------------------------------------------------------------------------
Purchases                                  $27,272,810   $9,769,211  $22,606,510
Sales and maturities                        25,012,560    9,509,082   21,933,175
================================================================================

                                    NORTH        NORTH        NORTH        NORTH
                                 CAROLINA     CAROLINA     CAROLINA     CAROLINA
                                  PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND
                                   INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                    (NNC)        (NRB)        (NNO)        (NII)
--------------------------------------------------------------------------------
Purchases                     $16,978,856   $4,270,586   $7,273,405  $13,616,382
Sales and maturities           19,971,505    3,263,368    7,839,140   13,869,203
================================================================================

4. INCOME TAX INFORMATION
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At May 31, 2008, the cost of investments was as follows:

                                               GEORGIA      GEORGIA      GEORGIA
                                               PREMIUM     DIVIDEND     DIVIDEND
                                                INCOME    ADVANTAGE  ADVANTAGE 2
                                                 (NPG)        (NZX)        (NKG)
--------------------------------------------------------------------------------
Cost of investments                        $78,791,458  $42,369,940  $95,470,689
================================================================================

                                    NORTH        NORTH        NORTH        NORTH
                                 CAROLINA     CAROLINA     CAROLINA     CAROLINA
                                  PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND
                                   INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                    (NNC)        (NRB)        (NNO)        (NII)
--------------------------------------------------------------------------------
Cost of investments          $134,045,153  $48,798,332  $80,684,037  $82,513,652
================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 2008, were as follows:

                                              GEORGIA      GEORGIA      GEORGIA
                                              PREMIUM     DIVIDEND     DIVIDEND
                                               INCOME    ADVANTAGE  ADVANTAGE 2
                                                (NPG)        (NZX)        (NKG)
-------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                            $2,461,162   $1,164,866  $ 1,408,099
   Depreciation                              (712,980)    (605,783)  (1,539,555)
--------------------------------------------------------------------------------
Net unrealized appreciation
   (depreciation)
   of investments                          $1,748,182   $  559,083  $  (131,456)
================================================================================

                                   NORTH        NORTH        NORTH        NORTH
                                CAROLINA     CAROLINA     CAROLINA     CAROLINA
                                 PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND
                                  INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                   (NNC)        (NRB)        (NNO)        (NII)
-------------------------------------------------------------------------------
Gross unrealized:
   Appreciation              $ 2,625,920   $1,389,835   $2,017,016   $1,673,120
   Depreciation               (1,220,980)    (508,996)    (760,427)    (622,545)
--------------------------------------------------------------------------------
Net unrealized appreciation
   (depreciation)
   of investments            $ 1,404,940   $  880,839   $1,256,589   $1,050,575
================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at May 31, 2008, the Funds' tax year end, were as follows:

                                              GEORGIA      GEORGIA      GEORGIA
                                              PREMIUM     DIVIDEND     DIVIDEND
                                               INCOME    ADVANTAGE  ADVANTAGE 2
                                                (NPG)        (NZX)        (NKG)
-------------------------------------------------------------------------------
Undistributed net tax-exempt income *        $112,057      $34,694      $58,395
Undistributed net ordinary income **               --           --           --
Undistributed net long-term capital gains          --           --           --
================================================================================

                                   NORTH        NORTH        NORTH        NORTH
                                CAROLINA     CAROLINA     CAROLINA     CAROLINA
                                 PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND
                                  INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                   (NNC)        (NRB)        (NNO)        (NII)
-------------------------------------------------------------------------------
Undistributed net
   tax-exempt income *          $227,772      $95,621     $109,793      $93,533
Undistributed net
   ordinary income **                 --           --           --           --
Undistributed net
   long-term capital gains            --           --           --           --
================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 1, 2008, paid on June 2, 2008.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Notes to
FINANCIAL STATEMENTS (continued)


The tax character of distributions paid during the Funds' tax years ended May 31, 2008 and May 31, 2007, was designated for purposes of the dividends paid deduction as follows:

                                                                                 GEORGIA      GEORGIA      GEORGIA
                                                                                 PREMIUM     DIVIDEND     DIVIDEND
                                                                                  INCOME    ADVANTAGE  ADVANTAGE 2
2008                                                                               (NPG)        (NZX)        (NKG)
------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income***                                   $3,261,414   $1,816,938   $4,091,700
Distributions from net ordinary income **                                             --           --           --
Distributions from net long-term capital gains****                               216,827           --           --
==================================================================================================================
                                                                      NORTH        NORTH        NORTH        NORTH
                                                                   CAROLINA     CAROLINA     CAROLINA     CAROLINA
                                                                    PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND
                                                                     INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
2008                                                                  (NNC)        (NRB)        (NNO)        (NII)
------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income***                      $5,252,559   $2,121,763   $3,313,278   $3,475,571
Distributions from net ordinary income **                                --           --           --           --
Distributions from net long-term capital gains****                  309,603       98,768      318,627           --
==================================================================================================================

                                                                                 GEORGIA      GEORGIA      GEORGIA
                                                                                 PREMIUM    DIVIDEND      DIVIDEND
                                                                                  INCOME    ADVANTAGE  ADVANTAGE 2
2007                                                                               (NPG)        (NZX)        (NKG)
------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                                      $3,438,850   $1,980,068   $3,945,298
Distributions from net ordinary income **                                             --           --           --
Distributions from net long-term capital gains                                        --           --           --
==================================================================================================================
                                                                      NORTH        NORTH        NORTH        NORTH
                                                                   CAROLINA     CAROLINA     CAROLINA     CAROLINA
                                                                    PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND
                                                                     INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
2007                                                                  (NNC)        (NRB)        (NNO)        (NII)
------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                         $5,698,177   $2,254,608   $3,550,052   $3,487,248
Distributions from net ordinary income **                                --          133           12           --
Distributions from net long-term capital gains                      108,674      143,410      223,711           --
==================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2008, as Exempt Interest Dividends.

**** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended May 31, 2008.

At May 31, 2008, the Funds' tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                              NORTH        NORTH
                                  GEORGIA      GEORGIA     CAROLINA     CAROLINA
                                 DIVIDEND     DIVIDEND     DIVIDEND     DIVIDEND
                                ADVANTAGE  ADVANTAGE 2    ADVANTAGE  ADVANTAGE 3
                                    (NZX)        (NKG)        (NRB)        (NII)
--------------------------------------------------------------------------------
Expiration:
   May 31, 2012                   $    --     $     --      $    --     $119,458
   May 31, 2013                        --      102,004           --       36,008
   May 31, 2014                    28,172      287,093           --      474,910
   May 31, 2015                    17,587           --           --           --
   May 31, 2016                        --           --       38,847      115,010
--------------------------------------------------------------------------------
Total                             $45,759     $389,097      $38,847     $745,386
================================================================================

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2007 through May 31, 2008, the Funds' tax year end, ("post-October losses") in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

                                                               NORTH        NORTH        NORTH        NORTH
                                  GEORGIA       GEORGIA     CAROLINA     CAROLINA     CAROLINA     CAROLINA
                                  PREMIUM      DIVIDEND      PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND
                                   INCOME   ADVANTAGE 2       INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                    (NPG)         (NKG)        (NNC)        (NRB)        (NNO)        (NII)
-----------------------------------------------------------------------------------------------------------
                                  $71,737      $203,274     $381,548      $56,537     $155,810     $151,433
===========================================================================================================

5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS                            GEORGIA PREMIUM INCOME (NPG)
(INCLUDING NET ASSETS                        NORTH CAROLINA PREMIUM INCOME (NNC)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                      .                         .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

                                                GEORGIA DIVIDEND ADVANTAGE (NZX)
                                              GEORGIA DIVIDEND ADVANTAGE 2 (NKG)
                                         NORTH CAROLINA DIVIDEND ADVANTAGE (NRB)
AVERAGE DAILY NET ASSETS               NORTH CAROLINA DIVIDEND ADVANTAGE 2 (NNO)
(INCLUDING NET ASSETS                  NORTH CAROLINA DIVIDEND ADVANTAGE 3 (NII)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For net assets over $2 billion                                            .3750
================================================================================

Notes to
FINANCIAL STATEMENTS (continued)


The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the tables below. As of May 31, 2008, the complex-level fee rate was .1851%.

Effective August 20, 2007, the complex-level fee schedule is as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)      EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1691
$125 billion                                                              .1599
$200 billion                                                              .1505
$250 billion                                                              .1469
$300 billion                                                              .1445
================================================================================

Prior to August 20, 2007, the complex-level fee schedule was as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)      EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1698
$125 billion                                                              .1617
$200 billion                                                              .1536
$250 billion                                                              .1509
$300 billion                                                              .1490
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first ten years of Georgia Dividend Advantage's (NZX) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                   YEAR ENDING
SEPTEMBER 30,                                 SEPTEMBER 30,
--------------------------------------------------------------------------------
2001*                         .30%            2007                          .25%
2002                          .30             2008                          .20
2003                          .30             2009                          .15
2004                          .30             2010                          .10
2005                          .30             2011                          .05
2006                          .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Georgia Dividend Advantage (NZX) for any portion of its fees and expenses beyond September 30, 2011.

For the first eight years of Georgia Dividend Advantage 2's (NKG) and North Carolina Dividend Advantage 3's (NII) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                   YEAR ENDING
SEPTEMBER 30,                                 SEPTEMBER 30,
--------------------------------------------------------------------------------
2002*                         .32%            2007                          .32%
2003                          .32             2008                          .24
2004                          .32             2009                          .16
2005                          .32             2010                          .08
2006                          .32
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Georgia Dividend Advantage 2 (NKG) and North Carolina Dividend Advantage 3 (NII) for any portion of their fees and expenses beyond September 30, 2010.

For the first ten years of North Carolina Dividend Advantage's (NRB) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                   YEAR ENDING
JANUARY 31,                                   JANUARY 31,
--------------------------------------------------------------------------------
2001*                         .30%            2007                          .25%
2002                          .30             2008                          .20
2003                          .30             2009                          .15
2004                          .30             2010                          .10
2005                          .30             2011                          .05
2006                          .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse North Carolina Dividend Advantage (NRB) for any portion of its fees and expenses beyond January 31, 2011.

Notes to
FINANCIAL STATEMENTS (continued)


For the first ten years of North Carolina Dividend Advantage 2's (NNO) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                   YEAR ENDING
NOVEMBER 30,                                  NOVEMBER 30,
--------------------------------------------------------------------------------
2001*                         .30%            2007                          .25%
2002                          .30             2008                          .20
2003                          .30             2009                          .15
2004                          .30             2010                          .10
2005                          .30             2011                          .05
2006                          .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse North Carolina Dividend Advantage 2
(NNO) for any portion of its fees and expenses beyond November 30, 2011.

Agreement and Plan of Merger
On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger ("Merger Agreement") with Windy City Investments, Inc. ("Windy City"), a corporation formed by investors led by Madison Dearborn Partners, LLC ("Madison Dearborn"), pursuant to which Windy City would acquire Nuveen Investments. Madison Dearborn is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.

The consummation of the merger was deemed to be an "assignment" (as that term is defined in the Investment Company Act of 1940) of the investment management agreement between each Fund and the Adviser, and resulted in the automatic termination of each Fund's agreement. The Board of Trustees of each Fund considered and approved a new investment management agreement with the Adviser on the same terms as the previous agreements. Each new ongoing investment management agreement, was approved by the shareholders of each Fund and took effect on November 13, 2007.

The investors led by Madison Dearborn includes an affiliate of Merrill Lynch. As a result, Merrill Lynch is an indirect "affiliated person" (as that term is defined in the Investment Company Act of 1940) of each Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Funds are generally prohibited from entering into principal transactions with Merrill Lynch and its affiliates. The Adviser does not believe that any such prohibitions or limitations as a result of Merrill Lynch's affiliation will significantly impact the ability of the Funds to pursue their investment objectives and policies.

6. NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of May 31, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of May 31, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

7. SUBSEQUENT EVENTS

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on July 1, 2008, to shareholders of record on June 15, 2008, as follows:

                                                                      NORTH        NORTH        NORTH        NORTH
                            GEORGIA      GEORGIA       GEORGIA     CAROLINA     CAROLINA     CAROLINA     CAROLINA
                            PREMIUM     DIVIDEND      DIVIDEND      PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND
                             INCOME    ADVANTAGE   ADVANTAGE 2       INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                              (NPG)        (NZX)         (NKG)        (NNC)        (NRB)        (NNO)        (NII)
------------------------------------------------------------------------------------------------------------------
Dividend per share           $.0500       $.0540        $.0515       $.0490       $.0570       $.0515       $.0545
==================================================================================================================

Auction Rate Preferred Shares (ARPS)

On June 11, 2008, Nuveen announced the Fund Board's approval of plans to use tender option bonds (TOBs), also known as floating rate securities, to refinance a portion of the municipal funds' outstanding ARPS, whose auctions have been failing for several months, including an initial phase of approximately $1 billion in forty-one funds. On June 26, 2008, thirteen municipal funds (none of which are included in this shareholder report) issued par redemption notices for a portion of their auction-rate securities aggregating approximately $580 million.

Financial
HIGHLIGHTS


Selected data for a Common share outstanding throughout each period:

                                                  Investment Operations                             Less Distributions
                            ----------------------------------------------------------------  -----------------------------
                                                      Distributions   Distributions
                                                           from Net            from                  Net
                Beginning                                Investment         Capital           Investment    Capital
                   Common                       Net       Income to        Gains to            Income to   Gains to
                    Share          Net    Realized/       Preferred       Preferred               Common     Common
                Net Asset   Investment   Unrealized          Share-          Share-               Share-     Share-
                    Value       Income   Gain (Loss)        holders+        holders+   Total     holders    holders   Total
============================================================================================================================
GEORGIA PREMIUM INCOME (NPG)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2008               $14.55         $.84       $ (.30)          $(.24)          $(.01)   $ .29       $(.61)     $(.04)  $(.65)
2007                14.55          .86          .04            (.23)             --      .67        (.67)        --    (.67)
2006                15.19          .87         (.48)           (.17)           (.01)     .21        (.78)      (.07)   (.85)
2005                14.42          .92          .84            (.09)             --     1.67        (.90)        --    (.90)
2004                15.36          .97         (.96)           (.05)             --     (.04)       (.90)        --    (.90)

GEORGIA DIVIDEND ADVANTAGE (NZX)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2008                14.65          .90         (.16)           (.26)             --      .48        (.66)        --    (.66)
2007                14.71          .92          .02            (.25)             --      .69        (.75)        --    (.75)
2006                15.30          .94         (.47)           (.19)             --      .28        (.87)        --    (.87)
2005                14.47          .96          .85            (.10)             --     1.71        (.88)      (.01)   (.89)
2004                15.62          .97        (1.18)           (.06)             --     (.27)       (.87)      (.01)   (.88)
============================================================================================================================
                                                           Total Returns
                                                       ---------------------
                     Offering                                         Based
                    Costs and    Ending                                  on
                    Preferred    Common                 Based        Common
                        Share     Share    Ending          on     Share Net
                 Underwriting     Asset    Market      Market         Asset
                    Discounts     Value     Value       Value*        Value*
============================================================================
GEORGIA PREMIUM INCOME (NPG)
----------------------------------------------------------------------------
Year Ended 5/31:
2008                     $ --    $14.19     13.15       (2.17)%        2.06%
2007                       --     14.55     14.12       (2.55)         4.62
2006                       --     14.55     15.16       (4.12)         1.42
2005                       --     15.19     16.70       15.46         11.88
2004                       --     14.42     15.30       (4.56)         (.23)

GEORGIA DIVIDEND ADVANTAGE (NZX)
----------------------------------------------------------------------------
Year Ended 5/31:
2008                       --     14.47     13.47      (11.73)         3.33
2007                       --     14.65     16.00        8.10          4.75
2006                       --     14.71     15.50        2.91          1.87
2005                      .01     15.30     15.89       20.74         12.10
2004                       --     14.47     13.95       (5.15)        (1.73)
============================================================================
                                                              Ratios/Supplemental Data
                 -----------------------------------------------------------------------------------------------------------------
                                       Ratios to Average Net Assets                  Ratios to Average Net Assets
                                       Applicable to Common Shares                   Applicable to Common Shares
                                       Before Credit/Reimbursement                   After Credit/Reimbursement**
                               -------------------------------------------   -----------------------------------------
                      Ending
                         Net
                      Assets
                  Applicable       Expenses        Expenses           Net        Expenses       Expenses          Net   Portfolio
                   to Common      Including       Excluding    Investment       Including      Excluding   Investment    Turnover
                 Shares (000)  Interest++(a)   Interest++(a)      Income++   Interest++(a)  Interest++(a)     Income++       Rate
==================================================================================================================================
GEORGIA PREMIUM INCOME (NPG)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2008                 $54,011           1.25%           1.25%         5.86%           1.23%          1.23%        5.88%         31%
2007                  55,359           1.25            1.25          5.84            1.23           1.23         5.86           4
2006                  55,318           1.25            1.25          5.87            1.22           1.22         5.90          15
2005                  57,687           1.25            1.25          6.15            1.23           1.23         6.17          18
2004                  54,607           1.23            1.23          6.54            1.22           1.22         6.55          12

GEORGIA DIVIDEND ADVANTAGE (NZX)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2008                  28,498           1.32            1.32          5.86             .97            .97         6.21          22
2007                  28,831           1.35            1.35          5.74             .92            .92         6.16          11
2006                  28,912           1.31            1.31          5.82             .85            .85         6.28           5
2005                  30,007           1.27            1.27          5.93             .80            .80         6.39          12
2004                  28,348           1.27            1.27          6.03             .81            .81         6.49           5
==================================================================================================================================

                                                       Floating Rate Obligations
                Preferred Shares at End of Period           at End of Period
              --------------------------------------   -------------------------
                Aggregate   Liquidation                  Aggregate
                   Amount    and Market        Asset        Amount        Asset
              Outstanding         Value     Coverage   Outstanding     Coverage
                    (000)     Per Share    Per Share         (000)   Per $1,000
================================================================================
GEORGIA PREMIUM INCOME (NPG)
--------------------------------------------------------------------------------
Year Ended 5/31:
2008              $27,800       $25,000      $73,571          $ --         $ --
2007               27,800        25,000       74,784            --           --
2006               27,800        25,000       74,747            --           --
2005               27,800        25,000       76,877            --           --
2004               27,800        25,000       74,107            --           --

GEORGIA DIVIDEND ADVANTAGE (NZX)
--------------------------------------------------------------------------------
Year Ended 5/31:
2008               15,000        25,000       72,497          $ --         $ --
2007               15,000        25,000       73,052            --           --
2006               15,000        25,000       73,187            --           --
2005               15,000        25,000       75,012            --           --
2004               15,000        25,000       72,247            --           --
================================================================================

* Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**   After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.


                                  76-77 spread

Financial
HIGHLIGHTS (continued)


Selected data for a Common share outstanding throughout each period:

                                                  Investment Operations                             Less Distributions
                            ----------------------------------------------------------------  -----------------------------
                                                      Distributions   Distributions
                                                           from Net            from                  Net
                Beginning                                Investment         Capital           Investment    Capital
                   Common                       Net       Income to        Gains to            Income to   Gains to
                    Share          Net    Realized/       Preferred       Preferred               Common     Common
                Net Asset   Investment   Unrealized          Share-          Share-               Share-     Share-
                    Value       Income   Gain (Loss)        holders+        holders+   Total     holders    holders   Total
============================================================================================================================
GEORGIA DIVIDEND ADVANTAGE 2 (NKG)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2008               $14.44         $.88       $ (.50)          $(.26)           $ --    $ .12       $(.64)      $ --   $(.64)
2007                14.25          .89          .17            (.24)             --      .82        (.63)        --    (.63)
2006                14.71          .88         (.45)           (.19)             --      .24        (.70)        --    (.70)
2005                13.79          .87          .94            (.11)             --     1.70        (.78)        --    (.78)
2004                15.01          .88        (1.23)           (.05)             --     (.40)       (.80)      (.02)   (.82)
============================================================================================================================
                                                            Total Returns
                                                        ---------------------
                      Offering                                         Based
                     Costs and    Ending                                  on
                     Preferred    Common                 Based        Common
                         Share     Share    Ending          on     Share Net
                  Underwriting     Asset    Market      Market         Asset
                     Discounts     Value     Value       Value*        Value*
=============================================================================
GEORGIA DIVIDEND ADVANTAGE 2 (NKG)
-----------------------------------------------------------------------------
Year Ended 5/31:
2008                     $  --    $13.92    $13.18       (4.64)%         .89%
2007                        --     14.44     14.50       14.40          5.79
2006                        --     14.25     13.26       (1.61)         1.68
2005                        --     14.71     14.18       13.61         12.61
2004                        --     13.79     13.20       (6.57)        (2.67)
=============================================================================
                                                                  Ratios/Supplemental Data
                   -----------------------------------------------------------------------------------------------------------------
                                         Ratios to Average Net Assets                  Ratios to Average Net Assets
                                         Applicable to Common Shares                   Applicable to Common Shares
                                         Before Credit/Reimbursement                   After Credit/Reimbursement**
                                 -------------------------------------------   -----------------------------------------
                        Ending
                           Net
                        Assets
                    Applicable       Expenses        Expenses           Net        Expenses       Expenses          Net   Portfolio
                     to Common      Including       Excluding    Investment       Including      Excluding   Investment    Turnover
                   Shares (000)  Interest++(a)   Interest++(a)      Income++   Interest++(a)  Interest++(a)     Income++       Rate
====================================================================================================================================
GEORGIA DIVIDEND ADVANTAGE 2 (NKG)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2008                   $63,402           1.23%           1.23%         5.82%            .81%           .81%        6.24%         23%
2007                    65,770           1.24            1.24          5.63             .74            .74         6.12           7
2006                    64,901           1.24            1.24          5.63             .75            .75         6.12           7
2005                    66,974           1.23            1.23          5.58             .74            .74         6.07           5
2004                    62,810           1.22            1.22          5.63             .73            .73         6.12          12
====================================================================================================================================

                                                       Floating Rate Obligations
                Preferred Shares at End of Period           at End of Period
              --------------------------------------   -------------------------
                Aggregate   Liquidation                  Aggregate
                   Amount    and Market        Asset        Amount        Asset
              Outstanding         Value     Coverage   Outstanding     Coverage
                    (000)     Per Share    Per Share         (000)   Per $1,000
================================================================================
GEORGIA DIVIDEND ADVANTAGE 2 (NKG)
--------------------------------------------------------------------------------
Year Ended 5/31:
2008              $33,000       $25,000      $73,032          $ --         $ --
2007               33,000        25,000       74,825            --           --
2006               33,000        25,000       74,168            --           --
2005               33,000        25,000       75,738            --           --
2004               33,000        25,000       72,583            --           --
================================================================================

* Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**   After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.


                                  78-79 spread

Financial
HIGHLIGHTS (continued)

Selected data for a Common share outstanding throughout each period:

                                                  Investment Operations                             Less Distributions
                            ----------------------------------------------------------------  -----------------------------
                                                      Distributions   Distributions
                                                           from Net            from                  Net
                Beginning                                Investment         Capital           Investment    Capital
                   Common                       Net       Income to        Gains to            Income to   Gains to
                    Share          Net    Realized/       Preferred       Preferred               Common     Common
                Net Asset   Investment   Unrealized          Share-          Share-               Share-     Share-
                    Value       Income   Gain (Loss)        holders+        holders+   Total     holders    holders   Total
============================================================================================================================
NORTH CAROLINA PREMIUM INCOME (NNC)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2008               $14.36         $.84       $ (.35)          $(.23)          $(.01)   $ .25       $(.59)     $(.04)  $(.63)
2007                14.34          .85          .07            (.23)             --*     .69        (.66)      (.01)   (.67)
2006                15.16          .88         (.57)           (.16)           (.02)     .13        (.79)      (.16)   (.95)
2005                14.55          .91          .70            (.11)             --     1.50        (.89)        --    (.89)
2004                15.50          .95         (.95)           (.06)             --     (.06)       (.89)        --    (.89)

NORTH CAROLINA DIVIDEND ADVANTAGE (NRB)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2008                14.78          .93         (.22)           (.24)           (.01)     .46        (.69)      (.03)   (.72)
2007                14.87          .93          .03            (.22)           (.01)     .73        (.77)      (.05)   (.82)
2006                15.46          .94         (.48)           (.17)             --      .29        (.88)        --    (.88)
2005                14.72          .97          .78            (.09)             --     1.66        (.92)        --    (.92)
2004                15.87          .98        (1.10)           (.05)             --     (.17)       (.91)      (.07)   (.98)
============================================================================================================================
                                                             Total Returns
                                                         ---------------------
                       Offering                                         Based
                      Costs and    Ending                                  on
                      Preferred    Common                 Based        Common
                          Share     Share    Ending          on     Share Net
                   Underwriting     Asset    Market      Market         Asset
                      Discounts     Value     Value       Value**       Value**
===============================================================================
NORTH CAROLINA PREMIUM INCOME (NNC)
-------------------------------------------------------------------------------
Year Ended 5/31:
2008                       $ --    $13.98    $13.30       (2.52)%        1.76%
2007                         --     14.36     14.30        (.78)         4.84
2006                         --     14.34     15.09       (6.84)          .87
2005                         --     15.16     17.20       17.79         10.52
2004                         --     14.55     15.40       (4.08)         (.40)

NORTH CAROLINA DIVIDEND ADVANTAGE (NRB)
-------------------------------------------------------------------------------
Year Ended 5/31:
2008                         --     14.52     15.28       (2.28)         3.26
2007                         --     14.78     16.44       (2.26)         4.98
2006                         --     14.87     17.70        8.03          1.93
2005                         --     15.46     17.25       21.19         11.53
2004                         --     14.72     15.05       (2.76)        (1.08)
===============================================================================
                                                               Ratios/Supplemental Data
                   -----------------------------------------------------------------------------------------------------------------
                                         Ratios to Average Net Assets                  Ratios to Average Net Assets
                                         Applicable to Common Shares                   Applicable to Common Shares
                                         Before Credit/Reimbursement                   After Credit/Reimbursement***
                                 -------------------------------------------   -----------------------------------------
                        Ending
                           Net
                        Assets
                    Applicable       Expenses        Expenses           Net        Expenses       Expenses          Net   Portfolio
                     to Common      Including       Excluding    Investment       Including      Excluding   Investment    Turnover
                   Shares (000)  Interest++(a)   Interest++(a)      Income++   Interest++(a)  Interest++(a)     Income++       Rate
====================================================================================================================================
NORTH CAROLINA PREMIUM INCOME (NNC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2008                   $88,827           1.39%           1.25%         5.94%           1.36%          1.23%        5.97%         12%
2007                    91,191           1.27            1.24          5.82            1.25           1.22         5.84          13
2006                    91,033           1.25            1.25          5.98            1.24           1.24         5.99          16
2005                    96,008           1.23            1.23          6.09            1.22           1.22         6.10          19
2004                    91,941           1.23            1.23          6.35            1.22           1.22         6.36          20

NORTH CAROLINA DIVIDEND ADVANTAGE (NRB)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2008                    32,868           1.91            1.29          6.07            1.61            .99         6.37           6
2007                    33,409           1.68            1.29          5.82            1.31            .92         6.20          15
2006                    33,537           1.29            1.29          5.79             .84            .84         6.24           4
2005                    34,820           1.27            1.27          5.90             .81            .81         6.35          11
2004                    33,110           1.24            1.24          5.96             .78            .78         6.42          15
====================================================================================================================================

                                                       Floating Rate Obligations
                Preferred Shares at End of Period           at End of Period
              --------------------------------------   -------------------------
                Aggregate   Liquidation                  Aggregate
                   Amount    and Market        Asset        Amount        Asset
              Outstanding         Value     Coverage   Outstanding     Coverage
                    (000)     Per Share    Per Share         (000)   Per $1,000
================================================================================
NORTH CAROLINA PREMIUM INCOME (NNC)
--------------------------------------------------------------------------------
Year Ended 5/31:
2008              $46,800       $25,000      $72,450        $3,870      $36,046
2007               46,800        25,000       73,713         3,870       36,657
2006               46,800        25,000       73,629            --           --
2005               46,800        25,000       76,286            --           --
2004               46,800        25,000       74,114            --           --

NORTH CAROLINA DIVIDEND ADVANTAGE (NRB)
--------------------------------------------------------------------------------
Year Ended 5/31:
2008               17,000        25,000       73,335         6,350        8,853
2007               17,000        25,000       74,130         6,350        8,938
2006               17,000        25,000       74,319            --           --
2005               17,000        25,000       76,205            --           --
2004               17,000        25,000       73,692            --           --
================================================================================

* Distributions from Capital Gains to Preferred Shareholders rounds to less than $.01 per share.

** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

***  After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.


                                  80-81 spread

Financial
HIGHLIGHTS (continued)


Selected data for a Common share outstanding throughout each period:

                                                  Investment Operations                             Less Distributions
                            ----------------------------------------------------------------  -----------------------------
                                                      Distributions   Distributions
                                                           from Net            from                  Net
                Beginning                                Investment         Capital           Investment    Capital
                   Common                       Net       Income to        Gains to            Income to   Gains to
                    Share          Net    Realized/       Preferred       Preferred               Common     Common
                Net Asset   Investment   Unrealized          Share-          Share-               Share-     Share-
                    Value       Income   Gain (Loss)        holders+        holders+   Total     holders    holders   Total
============================================================================================================================
NORTH CAROLINA DIVIDEND ADVANTAGE 2 (NNO)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2008               $14.76         $.91       $ (.24)          $(.25)          $(.02)   $ .40       $(.63)     $(.06)  $(.69)
2007                14.75          .91          .10            (.23)           (.01)     .77        (.71)      (.05)   (.76)
2006                15.55          .92         (.60)           (.17)           (.01)     .14        (.82)      (.12)   (.94)
2005                14.81          .94          .83            (.10)             --     1.67        (.86)      (.07)   (.93)
2004                15.98          .94        (1.17)           (.06)             --     (.29)       (.85)      (.03)   (.88)

NORTH CAROLINA DIVIDEND ADVANTAGE 3 (NII)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2008                14.38          .88         (.25)           (.23)             --      .40        (.65)        --    (.65)
2007                14.26          .89          .11            (.23)             --      .77        (.65)        --    (.65)
2006                14.78          .88         (.50)           (.18)             --      .20        (.72)        --    (.72)
2005                13.89          .89          .91            (.11)             --     1.69        (.80)        --    (.80)
2004                14.96          .90        (1.09)           (.07)             --     (.26)       (.80)      (.01)   (.81)
============================================================================================================================
                                                          Total Returns
                                                      ---------------------
                    Offering                                         Based
                   Costs and    Ending                                  on
                   Preferred    Common                 Based        Common
                       Share     Share    Ending          on     Share Net
                Underwriting     Asset    Market      Market         Asset
                   Discounts     Value     Value       Value*        Value*
===========================================================================
NORTH CAROLINA DIVIDEND ADVANTAGE 2 (NNO)
---------------------------------------------------------------------------
Year Ended 5/31:
2008                    $ --    $14.47    $13.66       (7.33)%        2.83%
2007                      --     14.76     15.50        6.64          5.24
2006                      --     14.75     15.28        (.18)          .97
2005                      --     15.55     16.25       16.46         11.56
2004                      --     14.81     14.80       (1.94)        (1.83)

NORTH CAROLINA DIVIDEND ADVANTAGE 3 (NII)
---------------------------------------------------------------------------
Year Ended 5/31:
2008                      --     14.13     14.12        1.12          2.90
2007                      --     14.38     14.64        6.23          5.48
2006                      --     14.26     14.42       (1.59)         1.41
2005                      --     14.78     15.40       18.78         12.39
2004                      --     13.89     13.68       (4.93)        (1.75)
===========================================================================
                                                             Ratios/Supplemental Data
                -----------------------------------------------------------------------------------------------------------------
                                      Ratios to Average Net Assets                  Ratios to Average Net Assets
                                      Applicable to Common Shares                   Applicable to Common Shares
                                      Before Credit/Reimbursement                   After Credit/Reimbursement**
                              -------------------------------------------   -----------------------------------------
                     Ending
                        Net
                     Assets
                 Applicable       Expenses        Expenses           Net        Expenses       Expenses          Net   Portfolio
                  to Common      Including       Excluding    Investment       Including      Excluding   Investment    Turnover
                Shares (000)  Interest++(a)   Interest++(a)      Income++   Interest++(a)  Interest++(a)     Income++       Rate
=================================================================================================================================
NORTH CAROLINA DIVIDEND ADVANTAGE 2 (NNO)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2008                $54,240           1.54%           1.25%         5.87%           1.19%           .89%        6.22%          8%
2007                 55,349           1.39            1.24          5.68             .96            .82         6.10           9
2006                 55,251           1.24            1.24          5.62             .77            .77         6.09           9
2005                 58,155           1.23            1.23          5.64             .77            .77         6.10          26
2004                 55,311           1.22            1.22          5.71             .77            .77         6.16          13

NORTH CAROLINA DIVIDEND ADVANTAGE 3 (NII)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2008                 55,555           1.68            1.24          5.79            1.26            .82         6.21          15
2007                 56,511           1.49            1.23          5.62            1.00            .74         6.11          12
2006                 56,049           1.23            1.23          5.58             .75            .75         6.07           2
2005                 58,035           1.24            1.24          5.65             .76            .76         6.14           8
2004                 54,482           1.22            1.22          5.75             .73            .73         6.23          14
=================================================================================================================================

                                                       Floating Rate Obligations
                Preferred Shares at End of Period           at End of Period
              --------------------------------------   -------------------------
                Aggregate   Liquidation                  Aggregate
                   Amount    and Market        Asset        Amount        Asset
              Outstanding         Value     Coverage   Outstanding     Coverage
                    (000)     Per Share    Per Share         (000)   Per $1,000
================================================================================
NORTH CAROLINA DIVIDEND ADVANTAGE 2 (NNO)
--------------------------------------------------------------------------------
Year Ended 5/31:
2008              $28,000       $25,000      $73,428        $4,995      $17,464
2007               28,000        25,000       74,418         4,995       17,686
2006               28,000        25,000       74,332            --           --
2005               28,000        25,000       76,924            --           --
2004               28,000        25,000       74,385            --           --

NORTH CAROLINA DIVIDEND ADVANTAGE 3 (NII)
--------------------------------------------------------------------------------
Year Ended 5/31:
2008               28,000        25,000       74,602         7,680       11,880
2007               28,000        25,000       75,457         7,680       12,004
2006               28,000        25,000       75,044            --           --
2005               28,000        25,000       76,817            --           --
2004               28,000        25,000       73,644            --           --
================================================================================

* Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**   After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.


                                  82-83 spread

Board Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER              PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS       OCCUPATION(S)
   & ADDRESS                                         APPOINTED      IN FUND COMPLEX     INCLUDING OTHER
                                                     AND TERM(1)    OVERSEEN BY         DIRECTORSHIPS
                                                                    BOARD MEMBER        DURING PAST 5 YEARS

INDEPENDENT BOARD MEMBERS:
[] ROBERT P. BREMNER                                                                    Private Investor and Management Consultant.
   8/22/40                     Chairman of           1997
   333 W. Wacker Drive         the Board             CLASS III             186
   Chicago, IL 60606           and Board member

[] JACK B. EVANS                                                                        President, The Hall-Perrine Foundation, a
   10/22/48                                          1999                               private philanthropic corporation (since
   333 W. Wacker Drive         Board member          CLASS III             186          1996); Director and Vice Chairman, United
   Chicago, IL 60606                                                                    Fire Group, a publicly held company;
                                                                                        Member of the Board of Regents for the
                                                                                        State of Iowa University System;
                                                                                        Director, Gazette Companies; Life Trustee
                                                                                        of Coe College and Iowa College
                                                                                        Foundation; Member of the Advisory
                                                                                        Council of the Department of Finance in
                                                                                        the Tippie College of Business,
                                                                                        University of Iowa; formerly, Director,
                                                                                        Alliant Energy; formerly, Director,
                                                                                        Federal Reserve Bank of Chicago;
                                                                                        formerly, President and Chief Operating
                                                                                        Officer, SCI Financial Group, Inc., a
                                                                                        regional financial services firm.

[] WILLIAM C. HUNTER                                                                    Dean, Tippie College of Business,
   3/6/48                                            2004                               University of Iowa (since July 2006);
   333 W. Wacker Drive         Board member          ANNUAL                186          formerly, Dean and Distinguished
   Chicago, IL 60606                                                                    Professor of Finance, School of Business
                                                                                        at the University of Connecticut
                                                                                        (2003-2006); previously, Senior Vice
                                                                                        President and Director of Research at the
                                                                                        Federal Reserve Bank of Chicago
                                                                                        (1995-2003); Director (since 1997),
                                                                                        Credit Research Center at Georgetown
                                                                                        University; Director (since 2004) of
                                                                                        Xerox Corporation; Director (since 2005),
                                                                                        Beta Gamma Sigma International Honor
                                                                                        Society; Director, SS&C Technologies,
                                                                                        Inc. (May 2005-October 2005).

[] DAVID J. KUNDERT                                                                     Director, Northwestern Mutual Wealth
   10/28/42                                          2005                               Management Company; Retired (since 2004)
   333 W. Wacker Drive         Board member          CLASS II              186          as Chairman, JPMorgan Fleming Asset
   Chicago, IL 60606                                                                    Management, President and CEO, Banc One
                                                                                        Investment Advisors Corporation, and
                                                                                        President, One Group Mutual Funds; prior
                                                                                        thereto, Executive Vice President, Banc
                                                                                        One Corporation and Chairman and CEO,
                                                                                        Banc One Investment Management Group;
                                                                                        Member, Board of Regents, Luther College;
                                                                                        member of the Wisconsin Bar Association;
                                                                                        member of Board of Directors, Friends of
                                                                                        Boerner Botanical Gardens; member of
                                                                                        Investment Committee, Greater Milwaukee
                                                                                        Foundation.

[] WILLIAM J. SCHNEIDER                                                                 Chairman, formerly, Senior Partner and
   9/24/44                                           1997                               Chief Operating Officer (retired, 2004)
   333 W. Wacker Drive         Board member          ANNUAL                186          of Miller-Valentine Partners Ltd., a real
   Chicago, IL 60606                                                                    estate investment company; Director,
                                                                                        Dayton Development Coalition; formerly,
                                                                                        member, Business Advisory Council,
                                                                                        Cleveland Federal Reserve Bank.


                                       84

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER              PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS       OCCUPATION(S)
   & ADDRESS                                         APPOINTED      IN FUND COMPLEX     INCLUDING OTHER
                                                     AND TERM(1)    OVERSEEN BY         DIRECTORSHIPS
                                                                    BOARD MEMBER        DURING PAST 5 YEARS
INDEPENDENT BOARD MEMBERS:
[] JUDITH M. STOCKDALE                                                                  Executive Director, Gaylord and Dorothy
   12/29/47                                          1997                               Donnelley Foundation (since 1994); prior
   333 W. Wacker Drive         Board member          CLASS I               186          thereto, Executive Director, Great Lakes
   Chicago, IL 60606                                                                    Protection Fund (from 1990 to 1994).

[] CAROLE E. STONE                                                                      Director, Chicago Board Options Exchange
   6/28/47                                           2007                               (since 2006); Chair New York Racing
   333 W. Wacker Drive         Board member          CLASS I               186          Association Oversight Board (since 2005);
   Chicago, IL 60606                                                                    Commissioner, New York State Commission
                                                                                        on Public Authority Reform (since 2005);
                                                                                        formerly Director, New York State
                                                                                        Division of the Budget (2000-2004),
                                                                                        Chair, Public Authorities Control Board
                                                                                        (2000-2004) and Director, Local
                                                                                        Government Assistance Corporation
                                                                                        (2000-2004).

[] TERENCE J. TOTH(2)
   9/29/59                                           2008                               Private Investor (since 2007); CEO and
   333 W. Wacker Drive         Board Member          CLASS II           174(4)          President, Northern Trust Investments
   Chicago, IL 60606                                                                    (2004-2007); Executive Vice President,
                                                                                        Quantitative Management & Securities
                                                                                        Lending (2007-2004); prior thereto,
                                                                                        various positions with Northern Trust
                                                                                        Company (since 1994); Member: Goodman
                                                                                        Theatre Board (Since 2004); Chicago
                                                                                        Fellowship Boards (since 2005),
                                                                                        University of Illinois Leadership Council
                                                                                        Board (since 2007) and Catalyst Schools
                                                                                        of Chicago Board (since 2008); formerly
                                                                                        Member: Northern Trust Mutual Funds Board
                                                                                        (2005-2007), Northern Trust Japan Board
                                                                                        (2004-2007), Northern Trust Securities
                                                                                        Inc. Board (2003-2007) and Northern Trust
                                                                                        Hong Kong Board (1997-2004).

INTERESTED BOARD MEMBER:

[] JOHN P. AMBOIAN(2)(3)                                                                Chief Executive Officer (since July 2007)
   6/14/61                                           2008                               and Director (since 1999) of Nuveen
   333 W. Wacker Drive         Board Member          CLASS II           174(4)          Investments, Inc.; Chief Executive
   Chicago, IL 60606                                                                    Officer (since 2007) of Nuveen Asset
                                                                                        Management, Rittenhouse Asset Management,
                                                                                        Nuveen Investments Advisors, Inc.
                                                                                        formerly, President (1999-2004) of Nuveen
                                                                                        Advisory Corp. and Nuveen Institutional
                                                                                        Advisory Corp.

OFFICERS OF THE FUND:

[] GIFFORD R. ZIMMERMAN                                                                 Managing Director (since 2002), Assistant
   9/9/56                      Chief                                                    Secretary and Associate General Counsel,
   333 W. Wacker Drive         Administrative        1988                  186          formerly, Vice President and Assistant
   Chicago, IL 60606           Officer                                                  General Counsel, of Nuveen Investments,
                                                                                        LLC; Managing Director (since 2002),
                                                                                        Associate General Counsel and Assistant
                                                                                        Secretary, of Nuveen Asset Management;
                                                                                        Vice President and Assistant Secretary of
                                                                                        NWQ Investment Management Company, LLC.
                                                                                        (since 2002), Nuveen Investments Advisers
                                                                                        Inc. (since 2002), Symphony Asset
                                                                                        Management LLC, and NWQ Investment
                                                                                        Management Company, LLC (since 2003),
                                                                                        Tradewinds Global Investors, LLC, and
                                                                                        Santa Barbara Asset Management, LLC
                                                                                        (since 2006); Nuveen HydePark Group LLC
                                                                                        and Richards & Tierney, Inc. (since
                                                                                        2007); Managing Director, Associate
                                                                                        General Counsel and Assistant Secretary
                                                                                        of Rittenhouse Asset Management, Inc.
                                                                                        (since 2003); Managing Director (since
                                                                                        2004) and Assistant Secretary (since
                                                                                        1994) of Nuveen Investments, Inc.;
                                                                                        formerly, Managing Director (2002-2004),
                                                                                        General Counsel (1998-2004) and Assistant
                                                                                        Secretary of Nuveen Advisory Corp. and
                                                                                        Nuveen Institutional Advisory Corp.(5);
                                                                                        Chartered Financial Analyst.

[] WILLIAM ADAMS IV                                                                     Executive Vice President, U.S. Structured
   6/9/55                                                                               Products of Nuveen Investments, LLC,
   333 W. Wacker Drive         Vice President        2007                  120          (since 1999), prior thereto, Managing
   Chicago, IL 60606                                                                    Director of Structured Investments.


                                       85

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER              PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS       OCCUPATION(S)
   AND ADDRESS                                       APPOINTED(6)   IN FUND COMPLEX     DURING PAST 5 YEARS
                                                                    OVERSEEN
                                                                    BY OFFICER

OFFICERS OF THE FUND:
[] CEDRIC H. ANTOSIEWICZ
   1/11/62                                                                              Managing Director, (since 2004)
   333 W. Wacker Drive         Vice President        2007                  120          previously, Vice President (1993-2004) of
   Chicago, IL 60606                                                                    Nuveen Investments, LLC.

[] MICHAEL T. ATKINSON                                                                  Vice President (since 2002) of Nuveen
   2/3/66                      Vice President                                           Investments, LLC.
   333 W. Wacker Drive         and Assistant         2000                  186
   Chicago, IL 60606           Secretary

[] LORNA C. FERGUSON                                                                    Managing Director (since 2004), formerly,
   10/24/45                                                                             Vice President of Nuveen Investments,
   333 W. Wacker Drive         Vice President        1998                  186          LLC, Managing Director (2004) formerly,
   Chicago, IL 60606                                                                    Vice President (1998-2004) of Nuveen
                                                                                        Advisory Corp. and Nuveen Institutional
                                                                                        Advisory Corp.(5); Managing Director
                                                                                        (since 2005) of Nuveen Asset Management.

[] STEPHEN D. FOY                                                                       Vice President (since 1993) and Funds
   5/31/54                     Vice President                                           Controller (since 1998) of Nuveen
   333 W. Wacker Drive         and Controller        1998                  186          Investments, LLC; formerly, Vice
   Chicago, IL 60606                                                                    President and Funds Controller
                                                                                        (1998-2004) of Nuveen Investments, Inc.;
                                                                                        Certified Public Accountant.

[] WALTER M. KELLY                                                                      Senior Vice President (since 2008), Vice
   2/24/70                     Chief Compliance                                         President (2006-2008) formerly, Assistant
   333 W. Wacker Drive         Officer and           2003                  186          Vice President and Assistant General
   Chicago, IL 60606           Vice President                                           Counsel (2003-2006) of Nuveen
                                                                                        Investments, LLC; Vice President (since
                                                                                        2006) and Assistant Secretary (since
                                                                                        2008) of Nuveen Asset Management.

[] DAVID J. LAMB                                                                        Vice President (since 2000) of Nuveen
   3/22/63                                                                              Investments, LLC; Certified Public
   333 W. Wacker Drive         Vice President        2000                  186          Accountant.
   Chicago, IL 60606

[] TINA M. LAZAR                                                                        Vice President of Nuveen Investments, LLC
   8/27/61                                                                              (since 1999).
   333 W. Wacker Drive         Vice President        2002                  186
   Chicago, IL 60606

[] LARRY W. MARTIN                                                                      Vice President, Assistant Secretary and
   7/27/51                     Vice President                                           Assistant General Counsel of Nuveen
   333 W. Wacker Drive         and Assistant         1988                  186          Investments, LLC; Vice President (since
   Chicago, IL 60606           Secretary                                                2005) and Assistant Secretary of Nuveen
                                                                                        Investments, Inc.; Vice President (since
                                                                                        2005) and Assistant Secretary (since
                                                                                        1997) of Nuveen Asset Management; Vice
                                                                                        President (since 2000), Assistant
                                                                                        Secretary and Assistant General Counsel
                                                                                        (since 1998) of Rittenhouse Asset
                                                                                        Management, Inc.; Vice President and
                                                                                        Assistant Secretary of Nuveen Investments
                                                                                        Advisers Inc. (since 2002); NWQ
                                                                                        Investment Management Company, LLC (since
                                                                                        2002), Symphony Asset Management LLC
                                                                                        (since 2003), Tradewinds Global
                                                                                        Investors, LLC, Santa Barbara Asset
                                                                                        Management LLC (since 2006) and of Nuveen
                                                                                        HydePark Group, LLC and Richards
                                                                                        & Tierney, Inc. (since 2007); formerly,
                                                                                        Vice President and Assistant Secretary of
                                                                                        Nuveen Advisory Corp. and Nuveen
                                                                                        Institutional Advisory Corp.(5)


                                       86

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER              PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS       OCCUPATION(S)
   AND ADDRESS                                       APPOINTED(6)   IN FUND COMPLEX     DURING PAST 5 YEARS
                                                                    OVERSEEN
                                                                    BY OFFICER

OFFICERS OF THE FUND:
[] KEVIN J. MCCARTHY                                                                    Managing Director (since 2008), formerly,
   3/26/66                     Vice President                                           Vice President (2007-2008), Nuveen
   333 W. Wacker Drive         and Secretary         2007                  186          Investments, LLC; Vice President, and
   Chicago, IL 60606                                                                    Assistant Secretary, Nuveen Asset
                                                                                        Management, Rittenhouse Asset Management,
                                                                                        Inc., Nuveen Investment Advisers Inc.,
                                                                                        Nuveen Investment Institutional Services
                                                                                        Group LLC, NWQ Investment Management
                                                                                        Company, LLC, Tradewinds Global Investors
                                                                                        LLC, NWQ Holdings, LLC, Symphony Asset
                                                                                        Management LLC, Santa Barbara Asset
                                                                                        Management LLC, Nuveen HydePark Group,
                                                                                        LLC and Richards & Tierney, Inc. (since
                                                                                        2007); Managing Director (since 2008),
                                                                                        formerly, Vice President (2007-2008) and
                                                                                        Assistant General Counsel, Nuveen
                                                                                        Investments, Inc. prior thereto, Partner,
                                                                                        Bell, Boyd & Lloyd LLP (1997-2007).

[] JOHN V. MILLER                                                                       Managing Director (since 2007), formerly,
   4/10/67                     Vice President                                           Vice President (2002-2007) of Nuveen
   333 W. Wacker Drive         and Assistant         2007                  186          Investments, LLC; Chartered Financial
   Chicago, IL 60606                                                                    Analyst.

[] CHRISTOPHER M. ROHRBACHER                                                            Vice President, Nuveen Investments, LLC
   8/1/71                      Vice President                                           (since 2008); Vice President and
   333 W. Wacker Drive         and Assistant         2008                  186          Assistant Secretary, Nuveen Asset
   Chicago, IL 60606           Secretary                                                Management (since 2008); Vice President
                                                                                        and Assistant General Counsel, Nuveen
                                                                                        Investment, Inc. (since 2008); prior
                                                                                        thereto, Associate, Skadden, Arps, Slate
                                                                                        Meagher & Flom LLP (2002-2008).


[] JAMES F. RUANE                                                                       Vice President, Nuveen Investments since
   7/3/62                      Vice President                                           2007; prior thereto, Partner, Deloitte &
   333 W. Wacker Drive         and Assistant         2007                  186          Touche USA LLP (since 2005), formerly,
   Chicago, IL 60606           Secretary                                                senior tax manager (since 2002);
                                                                                        Certified Public Accountant.

[] MARK L. WINGET                                                                       Vice President, Nuveen Investments, LLC
   12/21/68                    Vice President                                           (since 2008); Vice President and
   333 W. Wacker Drive         and Assistant         2008                  186          Assistant Secretary, Nuveen Asset
   Chicago, IL 60606           Secretary                                                Management (since 2008); Vice President
                                                                                        and Assistant General Counsel, Nuveen
                                                                                        Investments Inc. (since 2008); prior
                                                                                        thereto, Counsel, Vedder Price P.C.
                                                                                        (1997-2007).

(1) Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2) Mr. Amboian and Mr. Toth were appointed to the Board of Trustees of certain Nuveen Funds, effective July 1, 2008. In connection with the appointment of Mr. Amboian as trustee, Timothy R. Schwertfeger, an interested trustee, resigned from the Board of Trustees, effective July 1, 2008.

(3) Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(4) Mr. Amboian and Mr. Toth are standing for election to the Boards of twelve Nuveen closed-end funds whose annual meeting on June 30, 2008 was adjourned to July 29, 2008.

(5) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(6) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Annual Investment
Management Agreement
       APPROVAL PROCESS


The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or "interested persons" of any parties (the "Independent Board Members"), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund's board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 28-29, 2008 (the "May Meeting"), the Boards of Trustees or Directors (as the case may be)(each a "Board" and each Trustee or Director, a "Board Member") of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreement (each, an "Advisory Agreement") between each Fund and Nuveen Asset Management ("NAM") for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 23, 2008 (the "April Meeting"). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, as described in further detail below, the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized benchmarks (as applicable), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.   NATURE, EXTENT AND QUALITY OF SERVICES

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM's services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM's organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds;

the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line. With respect to personnel, the Independent Board Members evaluated the background, experience and track record of NAM's investment personnel. In this regard, the Independent Board Members considered the additional investment in personnel to support Nuveen fund advisory activities, including in operations, product management and marketing as well as related fund support functions, including sales, executive, finance, human resources and information technology. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM's ability to attract and retain high quality investment personnel.

In evaluating the services of NAM, the Independent Board Members also considered NAM's ability to supervise the Fund's other service providers and given the importance of compliance, NAM's compliance program. Among other things, the Independent Board Members considered the report of the chief compliance officer regarding the Funds' compliance policies and procedures.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

In addition to the foregoing services, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, its secondary market support activities and the costs of such activities. The Independent Board Members recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to timely provide information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining its closed-end fund website; and providing educational seminars. With respect to closed-end funds that utilize leverage through the issuance of auction rate preferred securities ("ARPS"), the Board has recognized the unprecedented market conditions in the auction rate market industry with the failure of the auction process. The Independent Board Members noted Nuveen's efforts and the resources and personnel employed to analyze the situation, explore potential alternatives and develop and implement solutions that serve the interests of the respective Fund and all of its shareholders. The Independent Board Members further noted Nuveen's commitment and efforts to keep investors and financial advisers informed as to its progress in addressing the ARPS situation through, among other things, conference calls, press releases, and information posted on its website as well as its refinancing activities. The Independent Board Members also noted Nuveen's continued support for holders of preferred shares of its closed-end funds by, among other things, seeking distribution for preferred shares with new market participants, managing relations with remarketing agents and the broker community, maintaining the leverage and risk management of leverage and maintaining systems necessary to test compliance with rating agency criteria.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B.   THE INVESTMENT PERFORMANCE OF THE FUNDS AND NAM

The Board considered the investment performance of each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "Performance Peer Group") based on data provided by an independent third party (as described below). The Independent Board Members also reviewed portfolio level performance (which does not reflect fund level fees, expenses and leverage), as described in further detail below.

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


In evaluating the performance information, the Board considered whether the Fund has operated within its investment objectives and parameters and the impact that the investment mandates may have had on performance. In addition, in comparing a Fund's performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective Fund's investment objectives and strategies thereby hindering a meaningful comparison of the Fund's performance with that of the Performance Peer Group.

With respect to state specific municipal funds, the Independent Board Members also recognized that certain funds lack comparable peers in which case their performance is measured against a more general municipal category for various states. The closed-end municipal funds that do not have corresponding state-specific Performance Peer Groups are from states other than New York, California, Florida, New Jersey, Michigan, and Pennsylvania.

With respect to municipal funds, the Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group and recognized benchmarks for the one-, three- and five-year periods (as applicable) ending December 31, 2007 and with the Performance Peer Group for the quarter and same yearly periods ending March 31, 2008. The Independent Board Members also reviewed the Fund's portfolio level performance (which does not reflect fund level fees and expenses (and leverage for closed-end funds)) compared to recognized benchmarks for the one- three, and five-year periods ending December 31, 2007 (as applicable). The analysis was used to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Independent Board Members determined that each Fund's investment performance over time had been satisfactory.

C.   FEES, EXPENSES AND PROFITABILITY

     1.   FEES AND EXPENSES

     The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund's gross management fees (which take into account breakpoints), net management fees (which take into account fee waivers or reimbursements) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the gross management fees, net management fees (after waivers and/or reimbursements) and total expense ratios (before and after waivers) of a comparable universe of unaffiliated funds based on data provided by an independent data provider (the "Peer Universe") and/or a more focused subset of funds therein (the "Peer Group"). The Independent Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the size of the Fund relative to peers, the size and particular composition of the Peer Group, the investment objectives of the peers, expense anomalies, and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. With respect to closed-end funds, the Independent Board Members also considered, among other things, the differences in the use of leverage and with respect to municipal funds, the Independent Board Members considered the differences in the use of insurance as well as the states reflected in a respective Peer Group for the state municipal funds (such as the use of a general "other states" category for closed-end state funds (other than New York and California)). In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

     2.   COMPARISONS WITH THE FEES OF OTHER CLIENTS

     The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. With respect to municipal funds, such other clients include NAM's municipal separately managed accounts. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

     3.   PROFITABILITY OF NUVEEN

     In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two years and the allocation methodology used in preparing the profitability data. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members considered Nuveen's profitability compared with other fund sponsors prepared by two independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

     In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveeninvestment in its fund business.

Based on its review, the Independent Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D.   ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Independent Board Members recognized the potential benefits resulting from the costs of a Fund being spread over a larger asset base. The Independent Board Members therefore considered whether the Funds have appropriately benefited from any economies of scale and whether there is potential realization of any further economies of scale. In considering economies of scale, the Independent Board Members have recognized that economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. Notwithstanding the foregoing, one method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Accordingly, the Independent Board Members reviewed and considered the fund-level breakpoints in the advisory fee schedules that reduce advisory fees. In this regard, given that the Funds are closed-end funds, the Independent Board Members recognized that although the Funds may from time to time make additional share offerings, the growth in their assets will occur primarily through appreciation of such Fund's investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members recognized that the complex-wide fee schedule was recently revised in 2007 to provide for additional fee savings to shareholders and considered the amended schedule. The Independent Board Members further considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular Fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its Funds in the complex and therefore all Funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders.

E.   INDIRECT BENEFITS

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.   OTHER CONSIDERATIONS

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM's fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Reinvest Automatically
  EASILY and CONVENIENTLY


NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at
(800) 257-8787.

NOTES

NOTES

Glossary of
TERMS USED in this REPORT


[] AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed", with current holders receiving a formula-based interest rate until the next scheduled auction.

[] AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in common share NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

[] AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

[] INVERSE FLOATERS: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

[] LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

[] MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized common share dividend divided by its current common share market price.

[] NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

[] TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

[] ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Other Useful INFORMATION


QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2007, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange
(NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.



BOARD OF TRUSTEES
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments:
-------------------


SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.


WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing $153 billion in assets, as of March 31, 2008, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; Symphony, a leading institutional manager of market-neutral alternative investment portfolios; Santa Barbara, a leader in growth equities; and Tradewinds, a leader in global equities.


FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or NUVEEN INVESTMENTS, 333 W. WACKER DR., CHICAGO, IL 60606. Please read the prospectus carefully before you invest or send money.


Learn more about Nuveen Funds at:                  www.nuveen.com/etf
                                                   SHARE PRICES
                                                   FUND DETAILS
                                                   DAILY FINANCIAL NEWS
                                                   INVESTOR EDUCATION
                                                   INTERACTIVE PLANNING TOOLS


                                                                     EAN-C-0508D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                  Nuveen Georgia Premium Income Municipal Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                         AUDIT FEES BILLED      AUDIT-RELATED FEES           TAX FEES          ALL OTHER FEES
FISCAL YEAR ENDED                           TO FUND (1)         BILLED TO FUND (2)      BILLED TO FUND (3)    BILLED TO FUND (4)
--------------------------------------------------------------------------------------------------------------------------------
May 30, 2008                                  $ 9,723                  $ 0                   $ 500                 $   800
--------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                0%                   0%                      0%                      0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------------------------
May 31, 2007                                  $ 8,561                  $ 0                   $   0                 $ 2,250
--------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                0%                   0%                      0%                      0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                       AUDIT-RELATED FEES      TAX FEES BILLED TO        ALL OTHER FEES
                                       BILLED TO ADVISER AND       ADVISER AND           BILLED TO ADVISER
                                          AFFILIATED FUND        AFFILIATED FUND        AND AFFILIATED FUND
                                         SERVICE PROVIDERS      SERVICE PROVIDERS        SERVICE PROVIDERS
--------------------------------------------------------------------------------------------------------------
May 30, 2008                                    $ 0                    $ 0                     $ 0
--------------------------------------------------------------------------------------------------------------
Percentage approved                              0%                     0%                      0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------
May 31, 2007                                    $ 0                    $ 0                     $ 0
--------------------------------------------------------------------------------------------------------------
Percentage approved                              0%                     0%                      0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                              TOTAL NON-AUDIT FEES
                                                              BILLED TO ADVISER AND
                                                             AFFILIATED FUND SERVICE    TOTAL NON-AUDIT FEES
                                                              PROVIDERS (ENGAGEMENTS    BILLED TO ADVISER AND
                                                             RELATED DIRECTLY TO THE   AFFILIATED FUND SERVICE
                                       TOTAL NON-AUDIT FEES  OPERATIONS AND FINANCIAL  PROVIDERS (ALL OTHER
                                          BILLED TO FUND      REPORTING OF THE FUND)       ENGAGEMENTS)          TOTAL
-----------------------------------------------------------------------------------------------------------------------------
May 30, 2008                                 $ 1,300                    $ 0                     $ 0             $ 1,300
May 31, 2007                                 $ 2,250                    $ 0                     $ 0             $ 2,250

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax
Fees" billed to Adviser in their respective amounts from the previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of May 31, 2008, the members of the audit committee are Robert P. Bremner, Jack
B. Evans, William J. Schneider and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board of Trustees on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board of Trustees or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board of Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME                                FUND
Daniel J. Close                     Nuveen Georgia Premium Income Municipal Fund

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                     TYPE OF ACCOUNT                   NUMBER OF
PORTFOLIO MANAGER        MANAGED                        ACCOUNTS      ASSETS
--------------------------------------------------------------------------------
Daniel J. Close      Registered Investment Company        26     $ 5.107 billion
                     Other Pooled Investment Vehicles      1     $.50 million
                     Other Accounts                        3     $.16 million

* Assets are as of May 31, 2008. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of June 30, 2008, the S&P/Investortools Municipal Bond index was comprised of 52,385 securities with an aggregate current market value of $1,052 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. In connection with the acquisition of Nuveen Investments, Inc., by a group of investors lead by Madison Dearborn Partners in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen's parent. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of May 31, 2008, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM's municipal investment team.

                                                                                            DOLLAR RANGE OF
                                                                                            EQUITY SECURITIES
                                                                          DOLLAR RANGE OF   BENEFICIALLY OWNED
                                                                          EQUITY            IN THE REMAINDER OF
                                                                          SECURITIES        NUVEEN FUNDS MANAGED
                                                                          BENEFICIALLY      BY NAM'S MUNICIPAL
NAME OF PORTFOLIO MANAGER  FUND                                           OWNED IN FUND     INVESTMENT TEAM
------------------------------------------------------------------------------------------------------------------
Daniel J. Close            Nuveen Georgia Premium Income Municipal Fund   $0                $1--$10,000

PORTFOLIO MANAGER BIO:

Daniel J. Close, CFA, Assistant Vice President, Nuveen Asset Management. Mr. Close joined Nuveen Investments in 2000 as a member of Nuveen's product management and development team, where he was responsible for the oversight and development of Nuveen's mutual fund product line. He then served as a research analyst for Nuveen's municipal investing team, covering corporate-backed, energy, transportation and utility credits. He received his BS in Business from Miami University, and his MBA from Northwestern University's Kellogg School of Management.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrants Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Georgia Premium Income Municipal Fund
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          Vice President and Secretary

Date: August 7, 2008
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: August 7, 2008
    -------------------------------------------------------------------

By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: August 7, 2008
    -------------------------------------------------------------------